
May 1, 2003

Prospectuses

NML Variable Annuity Account B

[Photo appears here]

Non-tax Qualified Annuities             Simple IRAs

Individual Retirement Annuities         Tax Deferred Annuities

Roth IRAs                               457 Deferred Compensation Plan Annuities

Simplified Employee Pension Plan IRAs   Non-Transferable Annuities


Northwestern Mutual
Series Fund Inc., Fidelity
VIP Mid Cap Portfolio and
Russell Investment Funds

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
(414) 271-1444

www.northwesternmutual.com

90-1773   (03/86) (Rev.0503)                 [Logo appears here]

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
   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                       NML Variable Annuity Account B


                                                                    May 1, 2003

Profile of the Variable Annuity Contract

This Profile is a summary of some of the more important points that you should consider and know before purchasing the Contract. We describe the Contract more fully in the prospectus which accompanies this Profile. Please read the prospectus carefully.

1. The Annuity Contract The Contract provides a means for you, the owner, to invest on a tax-deferred basis in your choice of twenty-four investment portfolios. The Contract also allows investment on a fixed basis in a guaranteed account.

The Contract is intended for retirement savings or other long-term investment purposes. The Contract provides for a death benefit during the years when funds are being accumulated and for a variety of income options following retirement.

The twenty-four investment portfolios are listed in Section 4 on next page.
These portfolios bear varying amounts of investment risk. Those with more risk are designed to produce a better long-term return than those with less risk.
But this is not guaranteed. You can also lose your money.

The amounts you invest on a fixed basis earn interest at a rate we declare from time to time. We guarantee principal and we guarantee the interest rate for each amount for at least one year.

You may invest in any or all of the twenty-four investment portfolios. You may move money among these portfolios without charge up to 12 times per year. After that, a charge of $25 may apply. Transfers of amounts invested on a fixed basis are subject to restrictions and we reserve the right to limit the frequency or amount of transfers among the 24 investment portfolios.

During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. The earnings are taxed as income if you make a withdrawal. The income phase begins when you start receiving annuity payments from your Contract, usually at retirement. Monthly annuity payments begin on the date you select.

The amount you accumulate in your Contract, including the results of investment performance, will determine the amount of your monthly annuity payments.

2. Annuity Payments If you decide to begin receiving monthly annuity payments from your Contract, you may choose one of three payment plans: (1) monthly payments for a specified period of five to thirty years, as you select; (2) monthly payments for your life (assuming you are the annuitant), and you may choose to have payments continue to your beneficiary for the balance of ten or twenty years if you die sooner; or (3) monthly payments for your life and for the life of another person (usually your spouse) selected by you. After you begin receiving monthly annuity payments you cannot change your selection if the payments depend on your life or the life of another.

These payment plans are available to you on a variable or fixed basis. Variable means that the amount accumulated in your Contract will continue to be invested in one or more of the twenty-four investment portfolios as you choose. Your monthly annuity payments will vary up or down to reflect continuing investment performance. Or you may choose a fixed annuity payment plan which guarantees the amount you will receive each month.

3. Purchase We offer Front Load and Back Load Contracts, as briefly described in Section 5. For the Front Load Contract the minimum initial purchase payment is $10,000 for all markets. For Back Load Contracts the minimum initial purchase payment is $5,000 for Contracts we issue in non-tax qualified situations; $100 for traditional and Roth IRA Contracts; and $25 for Simple
IRA, SEP IRA, tax deferred annuity and Section 457 plan Contracts. You may make additional purchase payments of $25 or more as you accumulate funds in your Contract.

                                                                        Profile

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
   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                       NML Variable Annuity Account B



4. Investment Choices You may invest in any or all of the following investment portfolios. All of these are described in the attached prospectuses for Northwestern Mutual Series Fund, Inc., the Fidelity VIP Mid Cap Portfolio and the Russell Investment Funds.

Northwestern Mutual Series Fund, Inc.
     1.Small Cap Growth Stock Portfolio
     2.T. Rowe Price Small Cap Value Portfolio
     3.Aggressive Growth Stock Portfolio
     4.International Growth Portfolio
     5.Franklin Templeton International Equity Portfolio
     6.AllianceBernstein Mid Cap Value Portfolio
     7.Index 400 Stock Portfolio
     8.Janus Capital Appreciation Portfolio
     9.Growth Stock Portfolio
    10.Large Cap Core Stock Portfolio
    11.Capital Guardian Domestic Equity Portfolio
    12.T. Rowe Price Equity Income Portfolio
    13.Index 500 Stock Portfolio
    14.Asset Allocation Portfolio
    15.Balanced Portfolio
    16.High Yield Bond Portfolio
    17.Select Bond Portfolio
    18.Money Market Portfolio

Fidelity VIP Mid Cap Portfolio

Russell Investment Funds
     1.Multi-Style Equity Fund
     2.Aggressive Equity Fund
     3.Non-U.S. Fund
     4.Real Estate Securities Fund
     5.Core Bond Fund

You may also invest all or part of your funds on a fixed basis in the Guaranteed Interest Fund (GIF).

5. Expenses The Contract has insurance and investment features, and there are costs related to them. For the Front Load Contract we deduct a sales load of 4.5% from your purchase payments. The percentage is lower when cumulative purchase payments exceed $100,000. For the Back Load Contract there is no sales load deducted from purchase payments but a withdrawal charge of 0% to 6% applies, depending on the length of time the money you withdraw has been in the Contract and the size of your Contract.

Each year we deduct a $30 Contract fee. Currently this fee is waived if the value of your Contract is $25,000 or more. You may move money among the 24 investment portfolios without charge up to 12 times per year. After that, a charge of $25 may apply. We currently make no charge for these transfers.

We also deduct mortality and expense risk charges for the guarantees associated with your Contract. These charges are at the annual rate of 0.50% for the Front
Load Contract. They begin at 1.25% for the Back Load Contract and are reduced to 0.50% for purchase payments that are no longer subject to withdrawal charges in Contracts with a value of $25,000 or more. We may increase the charges to a maximum rate of 0.75% for the Front Load Contract and 1.50% for the Back Load
Contract. We will not increase the charges for at least five years from the date of the prospectus.

If your Contract includes the enhanced death benefit which we offer at extra cost, we will deduct from your Contract value on each Contract anniversary a charge based on the amount of the enhanced death benefit in effect and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the benefit for issue age 45 or less, 0.20% for issue ages 46-55, and 0.40% for issue ages 56-65.

The portfolios also bear investment charges that range from an annual rate of 0.21% to 1.48% of the average daily value of the portfolio, depending on the investment portfolio you select. The following charts are designed to help you understand the charges for the Front Load and Back Load Contracts. The first three columns show the annual expenses as a percentage of assets including the insurance charges, the portfolio charges and the total charges. Portfolio expenses are based on 2002 expenses for the twenty portfolios that were in operation during 2002. Portfolio expenses for the other four portfolios, which have not begun operations, are estimated for 2003 at an annualized rate.
Expenses for the portfolios reflect fee waivers and expense reimbursements. The last two columns show you examples of the charges, in dollars, you would pay.
The examples reflect the impact of the asset based charges, any sales loads or withdrawals that would apply, and the $30 Contract fee calculated by dividing the annual Contract fees collected by the average assets of the sub-account.
The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money at the end of year one, and at the end of year ten. Both of these examples, for both Contracts, reflect aggregate charges on a cumulative basis to the end of the 1 or 10-year period.

For more detailed information, see the Expense Table which begins on page 3 of the attached prospectus for the Contracts.

Profile

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
   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                       NML Variable Annuity Account B


                                   EXPENSES

--------------------------------------------------------------------------------

                                                                                             Examples:*
FRONT LOAD CONTRACT                                                                         Total Annual
WITHOUT THE ENHANCED                          Annual Expenses as a Percentage of Assets    Charges At End of
DEATH BENEFIT                                  Total Annual      Total Annual
                                                Insurance         Portfolio   Total Annual
Portfolio                                        Charges*          Charges      Expenses   1 Year  10 Years
-                                          -----------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock                   0.52% (0.50% + 0.02%)    0.60%        1.12%      $559    $1,906
  T. Rowe Price Small Cap Value            0.52% (0.50% + 0.02%)    1.00%        1.52%      $598    $2,343
  Aggressive Growth Stock                  0.52% (0.50% + 0.02%)    0.52%        1.04%      $551    $1,819
  International Growth                     0.52% (0.50% + 0.02%)    1.10%        1.62%      $607    $2,466
  Franklin Templeton International Equity  0.52% (0.50% + 0.02%)    0.74%        1.26%      $573    $2,056
  AllianceBernstein Mid Cap Value          0.52% (0.50% + 0.02%)    1.00%        1.52%      $598    $2,343
  Index 400 Stock                          0.52% (0.50% + 0.02%)    0.28%        0.80%      $528    $1,554
  Janus Capital Appreciation               0.52% (0.50% + 0.02%)    0.90%        1.42%      $588    $2,360
  Growth Stock                             0.52% (0.50% + 0.02%)    0.43%        0.95%      $543    $1,721
  Large Cap Core Stock                     0.52% (0.50% + 0.02%)    0.58%        1.10%      $557    $1,884
  Capital Guardian Domestic Equity         0.52% (0.50% + 0.02%)    0.70%        1.22%      $569    $2,013
  T. Rowe Price Equity Income              0.52% (0.50% + 0.02%)    0.75%        1.27%      $574    $2,082
  Index 500 Stock                          0.52% (0.50% + 0.02%)    0.21%        0.73%      $521    $1,476
  Asset Allocation                         0.52% (0.50% + 0.02%)    0.75%        1.27%      $574    $2,151
  Balanced                                 0.52% (0.50% + 0.02%)    0.30%        0.82%      $530    $1,577
  High Yield Bond                          0.52% (0.50% + 0.02%)    0.54%        1.06%      $553    $1,841
  Select Bond                              0.52% (0.50% + 0.02%)    0.30%        0.82%      $530    $1,577
  Money Market                             0.52% (0.50% + 0.02%)    0.30%        0.82%      $530    $1,577
Fidelity VIP Mid Cap Portfolio             0.52% (0.50% + 0.02%)    0.95%        1.47%      $593    $2,277
Russell Investment Funds
  Multi-Style Equity                       0.52% (0.50% + 0.02%)    0.87%        1.39%      $585    $2,306
  Aggressive Equity                        0.52% (0.50% + 0.02%)    1.05%        1.57%      $603    $2,663
  Non-U.S.                                 0.52% (0.50% + 0.02%)    1.15%        1.67%      $612    $2,780
  Real Estate Securities                   0.52% (0.50% + 0.02%)    0.99%        1.51%      $597    $2,319
  Core Bond                                0.52% (0.50% + 0.02%)    0.70%        1.22%      $569    $2,109

*Total Annual Insurance Charges include the insurance charges of 0.50% plus
 0.02% of the assets to reflect the $30 Contract fee, based on actual Contract fees collected divided by average assets of the sub-account. The actual impact of the Contract fee may be greater or less than 0.02%, depending upon the value of your Contract. We may increase the insurance charges to a maximum rate of 0.75%. We will not increase the charges for at least five years from the date of the prospectus.

                                                                        Profile

                                      iii

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
   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                       NML Variable Annuity Account B



                                   EXPENSES

--------------------------------------------------------------------------------

                                                                                             Examples:*
BACK LOAD CONTRACT                                                                          Total Annual
WITHOUT THE ENHANCED                          Annual Expenses as a Percentage of Assets    Charges At End of
DEATH BENEFIT                                  Total Annual      Total Annual
                                                Insurance         Portfolio   Total Annual
Portfolio                                        Charges*          Charges      Expenses   1 Year  10 Years
-                                          -----------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock                   1.41% (1.25% + 0.16%)    0.60%        2.01%      $804    $2,489
  T. Rowe Price Small Cap Value            1.41% (1.25% + 0.16%)    1.00%        2.41%      $845    $2,905
  Aggressive Growth Stock                  1.41% (1.25% + 0.16%)    0.52%        1.93%      $796    $2,406
  International Growth                     1.41% (1.25% + 0.16%)    1.10%        2.51%      $855    $3,022
  Franklin Templeton International Equity  1.41% (1.25% + 0.16%)    0.74%        2.15%      $818    $2,632
  AllianceBernstein Mid Cap Value          1.41% (1.25% + 0.16%)    1.00%        2.41%      $845    $2,906
  Index 400 Stock                          1.41% (1.25% + 0.16%)    0.28%        1.69%      $772    $2,154
  Janus Capital Appreciation               1.41% (1.25% + 0.16%)    0.90%        2.31%      $835    $2,923
  Growth Stock                             1.41% (1.25% + 0.16%)    0.43%        1.84%      $787    $2,313
  Large Cap Core Stock                     1.41% (1.25% + 0.16%)    0.58%        1.99%      $802    $2,468
  Capital Guardian Domestic Equity         1.41% (1.25% + 0.16%)    0.70%        2.11%      $814    $2,591
  T. Rowe Price Equity Income              1.41% (1.25% + 0.16%)    0.75%        2.16%      $819    $2,656
  Index 500 Stock                          1.41% (1.25% + 0.16%)    0.21%        1.62%      $765    $2,079
  Asset Allocation                         1.41% (1.25% + 0.16%)    0.75%        2.16%      $819    $2,723
  Balanced                                 1.41% (1.25% + 0.16%)    0.30%        1.71%      $774    $2,175
  High Yield Bond                          1.41% (1.25% + 0.16%)    0.54%        1.95%      $798    $2,427
  Select Bond                              1.41% (1.25% + 0.16%)    0.30%        1.71%      $774    $2,175
  Money Market                             1.41% (1.25% + 0.16%)    0.30%        1.71%      $774    $2,175
Fidelity VIP Mid Cap Portfolio             1.41% (1.25% + 0.16%)    0.95%        2.36%      $840    $2,842
Russell Investment Funds
  Multi-Style Equity                       1.41% (1.25% + 0.16%)    0.87%        2.28%      $832    $2,870
  Aggressive Equity                        1.41% (1.25% + 0.16%)    1.05%        2.46%      $850    $3,210
  Non-U.S.                                 1.41% (1.25% + 0.16%)    1.15%        2.56%      $860    $3,322
  Real Estate Securities                   1.41% (1.25% + 0.16%)    0.99%        2.40%      $844    $2,882
  Core Bond                                1.41% (1.25% + 0.16%)    0.70%        2.11%      $814    $2,682

*Total Annual Insurance Charges include the insurance charges of 1.25% plus
 0.16% of the assets to reflect the $30 Contract fee, based on actual Contract fees collected divided by average assets of the sub-account. The actual impact of the Contract fee may be greater or less than 0.16%, depending upon the value of your Contract. We may increase the insurance charges to a maximum rate of 1.50%. We will not increase the charges for at least five years from the date of the prospectus.

Profile

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
   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                       NML Variable Annuity Account B



                                   EXPENSES

--------------------------------------------------------------------------------

                                                                                                     Examples:*
FRONT LOAD CONTRACT WITH THE                                                                        Total Annual
ENHANCED DEATH BENEFIT AT                         Annual Expenses as a Percentage of Assets        Charges At End of
MAXIMUM CHARGE (0.40%)                             Total Annual          Total Annual
                                                    Insurance             Portfolio   Total Annual
Portfolio                                            Charges*              Charges      Expenses   1 Year  10 Years
-                                          -------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock                   0.92% (0.50% + 0.02% + 0.40%)    0.60%        1.52%      $599    $2,378
  T. Rowe Price Small Cap Value            0.92% (0.50% + 0.02% + 0.40%)    1.00%        1.92%      $637    $2,804
  Aggressive Growth Stock                  0.92% (0.50% + 0.02% + 0.40%)    0.52%        1.44%      $591    $2,293
  International Growth                     0.92% (0.50% + 0.02% + 0.40%)    1.10%        2.02%      $647    $2,925
  Franklin Templeton International Equity  0.92% (0.50% + 0.02% + 0.40%)    0.74%        1.66%      $612    $2,524
  AllianceBernstein Mid Cap Value          0.92% (0.50% + 0.02% + 0.40%)    1.00%        1.92%      $637    $2,805
  Index 400 Stock                          0.92% (0.50% + 0.02% + 0.40%)    0.28%        1.20%      $568    $2,035
  Janus Capital Appreciation               0.92% (0.50% + 0.02% + 0.40%)    0.90%        1.82%      $628    $2,823
  Growth Stock                             0.92% (0.50% + 0.02% + 0.40%)    0.43%        1.35%      $582    $2,197
  Large Cap Core Stock                     0.92% (0.50% + 0.02% + 0.40%)    0.58%        1.50%      $597    $2,357
  Capital Guardian Domestic Equity         0.92% (0.50% + 0.02% + 0.40%)    0.70%        1.62%      $608    $2,483
  T. Rowe Price Equity Income              0.92% (0.50% + 0.02% + 0.40%)    0.75%        1.67%      $613    $2,549
  Index 500 Stock                          0.92% (0.50% + 0.02% + 0.40%)    0.21%        1.13%      $561    $1,958
  Asset Allocation                         0.92% (0.50% + 0.02% + 0.40%)    0.75%        1.67%      $613    $2,618
  Balanced                                 0.92% (0.50% + 0.02% + 0.40%)    0.30%        1.22%      $570    $2,057
  High Yield Bond                          0.92% (0.50% + 0.02% + 0.40%)    0.54%        1.46%      $593    $2,315
  Select Bond                              0.92% (0.50% + 0.02% + 0.40%)    0.30%        1.22%      $570    $2,057
  Money Market                             0.92% (0.50% + 0.02% + 0.40%)    0.30%        1.22%      $570    $2,057
Fidelity VIP Mid Cap Portfolio             0.92% (0.50% + 0.02% + 0.40%)    0.95%        1.87%      $632    $2,740
Russell Investment Funds
  Multi-Style Equity                       0.92% (0.50% + 0.02% + 0.40%)    0.87%        1.79%      $625    $2,768
  Aggressive Equity                        0.92% (0.50% + 0.02% + 0.40%)    1.05%        1.97%      $642    $3,117
  Non-U.S.                                 0.92% (0.50% + 0.02% + 0.40%)    1.15%        2.07%      $652    $3,231
  Real Estate Securities                   0.92% (0.50% + 0.02% + 0.40%)    0.99%        1.91%      $636    $2,781
  Core Bond                                0.92% (0.50% + 0.02% + 0.40%)    0.70%        1.62%      $608    $2,576

*Total Annual Insurance Charges include the insurance charges of 0.90% plus
 0.02% of the assets to reflect the $30 Contract fee, based on actual Contract fees collected divided by average assets of the sub-account. The actual impact of the Contract fee may be greater or less than 0.02%, depending upon the value of your Contract. We may increase the mortality and expense risk charges from 0.50% to a maximum rate of 0.75%. We will not increase the charges for at least five years from the date of the prospectus. The insurance charges include 0.40% for the enhanced death benefit at the maximum charge for issue ages 56-65. The charge is 0.10% for issue ages 45 or less, and 0.20% for issue ages 46-55.

                                                                        Profile

   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                       NML Variable Annuity Account B



                                   EXPENSES

--------------------------------------------------------------------------------

                                                                                                     Examples:*
BACK LOAD CONTRACT WITH THE                                                                         Total Annual
ENHANCED DEATH BENEFIT AT                         Annual Expenses as a Percentage of Assets        Charges At End of
MAXIMUM CHARGE (0.40%)                             Total Annual          Total Annual
                                                    Insurance             Portfolio   Total Annual
Portfolio                                            Charges*              Charges      Expenses   1 Year  10 Years
-                                          -------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock                   1.81% (1.25% + 0.16% + 0.40%)    0.60%        2.41%      $846    $2,960
  T. Rowe Price Small Cap Value            1.81% (1.25% + 0.16% + 0.40%)    1.00%        2.81%      $886    $3,365
  Aggressive Growth Stock                  1.81% (1.25% + 0.16% + 0.40%)    0.52%        2.33%      $838    $2,879
  International Growth                     1.81% (1.25% + 0.16% + 0.40%)    1.10%        2.91%      $896    $3,480
  Franklin Templeton International Equity  1.81% (1.25% + 0.16% + 0.40%)    0.74%        2.55%      $860    $3,099
  AllianceBernstein Mid Cap Value          1.81% (1.25% + 0.16% + 0.40%)    1.00%        2.81%      $886    $3,366
  Index 400 Stock                          1.81% (1.25% + 0.16% + 0.40%)    0.28%        2.09%      $814    $2,633
  Janus Capital Appreciation               1.81% (1.25% + 0.16% + 0.40%)    0.90%        2.71%      $876    $3,384
  Growth Stock                             1.81% (1.25% + 0.16% + 0.40%)    0.43%        2.24%      $829    $2,788
  Large Cap Core Stock                     1.81% (1.25% + 0.16% + 0.40%)    0.58%        2.39%      $844    $2,940
  Capital Guardian Domestic Equity         1.81% (1.25% + 0.16% + 0.40%)    0.70%        2.51%      $856    $3,060
  T. Rowe Price Equity Income              1.81% (1.25% + 0.16% + 0.40%)    0.75%        2.56%      $861    $3,123
  Index 500 Stock                          1.81% (1.25% + 0.16% + 0.40%)    0.21%        2.02%      $807    $2,560
  Asset Allocation                         1.81% (1.25% + 0.16% + 0.40%)    0.75%        2.56%      $861    $3,188
  Balanced                                 1.81% (1.25% + 0.16% + 0.40%)    0.30%        2.11%      $816    $2,654
  High Yield Bond                          1.81% (1.25% + 0.16% + 0.40%)    0.54%        2.35%      $840    $2,899
  Select Bond                              1.81% (1.25% + 0.16% + 0.40%)    0.30%        2.11%      $816    $2,654
  Money Market                             1.81% (1.25% + 0.16% + 0.40%)    0.30%        2.11%      $816    $2,654
Fidelity VIP Mid Cap Portfolio             1.81% (1.25% + 0.16% + 0.40%)    0.95%        2.76%      $881    $3,304
Russell Investment Funds
  Multi-Style Equity                       1.81% (1.25% + 0.16% + 0.40%)    0.87%        2.68%      $873    $3,331
  Aggressive Equity                        1.81% (1.25% + 0.16% + 0.40%)    1.05%        2.86%      $891    $3,663
  Non-U.S.                                 1.81% (1.25% + 0.16% + 0.40%)    1.15%        2.96%      $901    $3,772
  Real Estate Securities                   1.81% (1.25% + 0.16% + 0.40%)    0.99%        2.80%      $885    $3,343
  Core Bond                                1.81% (1.25% + 0.16% + 0.40%)    0.70%        2.51%      $856    $3,148

*Total Annual Insurance Charges include the insurance charges of 1.65% plus
 0.16% of the assets to reflect the $30 Contract fee, based on actual Contract fees collected divided by average assets of the sub-account. The actual impact of the Contract fee may be greater or less than 0.16%, depending upon the value of your Contract. We may increase the mortality and expense risk charges from 1.25% to a maximum rate of 1.50%. We will not increase the charges for at least five years from the date of the prospectus. The insurance charges include 0.40% for the enhanced death benefit at the maximum charge for issue ages 56-65. The charge is 0.10% for issue ages 45 or less, and 0.20% for issue ages 46-55.

6. Taxes  The Contracts may be issued as an individual retirement annuity
(IRA), simplified employee pension (SEP), SIMPLE IRA, Roth IRA, tax deferred annuity (TDA), Section 457 deferred compensation plan, nontransferable annuity or nontax-qualified annuity. The Contracts will be subject to certain contribution limits and/or other requirements depending on their tax classification. With the exception of Roth IRAs and nontax-qualified annuities, purchase payments are excluded from income. In all cases, earnings on your Contract are not taxed as they accrue. If the Contract is purchased as an individual retirement annuity (IRA), tax deferred annuity (TDA) or in other situations where purchase payments are excluded from income, the entire amount of monthly annuity payments, and any withdrawals, will generally be taxed as income. If the Contract is purchased as a ROTH IRA, certain distributions after 5 years will be tax-free. Finally, if the Contract is purchased as a nonqualified annuity, amounts withdrawn prior to the income phase will be taxed as income to the extent of earnings. During the income phase, monthly annuity payments will be considered partly a return of your investment which is not taxed and partly a distribution of earnings which is taxed as income. In all cases, a 10%

Profile

   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                       NML Variable Annuity Account B


federal penalty tax may apply if you make taxable withdrawals from the Contract before you reach age 59 1/2.

7. Access To Your Money You may take money out of your Contract at any time before monthly annuity payments begin. For the Front Load Contract there is no charge for withdrawals. For the Back Load Contract there is a withdrawal charge of 6% or less, depending on how much money has been paid into the Contract and how long it has been held there. Each purchase payment has its own withdrawal charge period. When you make a withdrawal, we use the amounts that produce the lowest withdrawal charge. After the first year, 10% of the Contract value on the prior anniversary may be withdrawn without a withdrawal charge if the Contract value is at least $10,000. For both Front Load and Back Load Contracts, you may also have to pay income tax and a tax penalty on amounts you take out. Withdrawals are restricted for tax deferred annuities in some situations.

8. Performance The value of your Contract will vary up or down reflecting the performance of the investment portfolios you select. The chart below shows total returns for each of the investment portfolios that was in operation, and used with the Account, during the years shown. These numbers, for the Front Load Contract and the Back Load Contract, reflect the asset-based charges for mortality and expense risks, the annual Contract fees and investment expenses for each portfolio. The numbers include the annual Contract fee in the amount of 0.02% for the Front Load Contract and 0.16% for the Back Load Contract. The numbers do not reflect deductions from purchase payments for the Front Load Contract or any withdrawal charge for the Back Load Contract. Those charges, if applied, would reduce the performance. Past performance does not guarantee future results.

                                  PERFORMANCE

--------------------------------------------------------------------------------

FRONT LOAD CONTRACT                                                Calendar Year
Portfolio                                   2002   2001   2000  1999  1998  1997  1996  1995  1994  1993
---------------------------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock                   -18.85  -4.27   6.16    NA    NA    NA    NA    NA    NA    NA
  T. Rowe Price Small Cap Value             -6.07   1.52     NA    NA    NA    NA    NA    NA    NA    NA
  Aggressive Growth Stock                  -21.56 -20.29   5.63 43.09  7.00 13.27 17.08 38.57  4.86 18.49
  International Growth                     -12.79  -9.61     NA    NA    NA    NA    NA    NA    NA    NA
  Franklin Templeton International Equity  -17.83 -14.45  -1.30 22.26  4.27 11.70 20.38 13.98 -0.62    NA
  Index 400 Stock                          -14.99  -1.17  16.60    NA    NA    NA    NA    NA    NA    NA
  Growth Stock                             -21.24 -14.66  -2.99 21.86 26.04 29.18 20.28 30.15    NA    NA
  Large Cap Core Stock                     -28.57  -8.25  -7.45  6.92 22.50 29.37 19.34 30.44    NA    NA
  Capital Guardian Domestic Equity         -21.65  -2.41     NA    NA    NA    NA    NA    NA    NA    NA
  Index 500 Stock                          -22.48 -12.34  -9.23 20.33 28.06 32.51 22.11 36.54  0.67  9.20
  Asset Allocation                         -10.72  -2.33     NA    NA    NA    NA    NA    NA    NA    NA
  Balanced                                  -8.02  -3.66   -.69 10.66 18.26 20.89 12.86 25.74 -0.53  9.01
  High Yield Bond                           -3.40   4.48  -5.09 -0.97 -2.35 15.25 19.15 16.17    NA    NA
  Select Bond                               11.51   9.79   9.64 -1.54  6.52  8.90  2.77 18.48 -3.34  9.76
  Money Market                               1.13   3.38   5.74  4.56  4.88  4.93  4.74  5.28  3.52  2.32
Russell Investment Funds
  Multi-Style Equity                       -23.59 -14.65 -12.72    NA    NA    NA    NA    NA    NA    NA
  Aggressive Equity                        -19.48  -2.87  -1.18    NA    NA    NA    NA    NA    NA    NA
  Non-U.S.                                 -15.59 -22.44 -14.88    NA    NA    NA    NA    NA    NA    NA
  Real Estate Securities                     3.26   7.28  26.58    NA    NA    NA    NA    NA    NA    NA
  Core Bond                                  8.27   6.85   9.43    NA    NA    NA    NA    NA    NA    NA

                                                                        Profile

   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                       NML Variable Annuity Account B



                                  PERFORMANCE

--------------------------------------------------------------------------------

BACK LOAD CONTRACT                                                 Calendar Year
Portfolio                                   2002   2001   2000  1999  1998  1997  1996  1995  1994  1993
---------------------------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock                   -19.56  -5.11   5.23    NA    NA    NA    NA    NA    NA    NA
  T. Rowe Price Small Cap Value             -6.89   1.07     NA    NA    NA    NA    NA    NA    NA    NA
  Aggressive Growth Stock                  -22.25 -20.99   4.71 41.79  6.06 12.28 16.05 37.37  3.95 17.46
  International Growth                     -13.55 -10.01     NA    NA    NA    NA    NA    NA    NA    NA
  Franklin Templeton International Equity  -18.55 -15.20  -2.17 21.19  3.37 10.72 19.32 12.99 -1.48    NA
  Index 400 Stock                          -15.73  -2.04  15.59    NA    NA    NA    NA    NA    NA    NA
  Growth Stock                             -21.93 -15.41  -3.84 20.80 24.93 28.05 19.22 29.01    NA    NA
  Large Cap Core Stock                     -29.20  -9.06  -8.26  5.99 21.43 28.23 18.29 29.31    NA    NA
  Capital Guardian Domestic Equity         -22.34  -2.85     NA    NA    NA    NA    NA    NA    NA    NA
  Index 500 Stock                          -23.16 -13.11 -10.02 19.23 26.94 31.35 21.03 35.35 -0.21  8.24
  Asset Allocation                         -11.50  -2.76     NA    NA    NA    NA    NA    NA    NA    NA
  Balanced                                  -8.82  -4.50  -1.55  9.66 17.23 19.83 11.87 24.64 -1.40  8.06
  High Yield Bond                           -4.24   3.57  -5.92 -1.84 -3.21 14.24 18.10 15.16    NA    NA
  Select Bond                               10.53   8.83   8.68 -2.40  5.58  7.94  1.87 17.45 -4.18  8.80
  Money Market                               0.24   2.47   4.82  3.64  3.96  4.01  3.81  4.36  2.62  1.42
Russell Investment Funds
  Multi-Style Equity                       -24.26 -15.41 -13.48    NA    NA    NA    NA    NA    NA    NA
  Aggressive Equity                        -20.18  -3.73  -2.04    NA    NA    NA    NA    NA    NA    NA
  Non-U.S.                                 -16.33 -23.12 -15.62    NA    NA    NA    NA    NA    NA    NA
  Real Estate Securities                     2.36   6.33  25.47    NA    NA    NA    NA    NA    NA    NA
  Core Bond                                  7.33   5.91   8.48    NA    NA    NA    NA    NA    NA    NA

9. Death Benefit If you die before age 75, and before monthly annuity payments begin, your beneficiary will receive a death benefit. The amount will be the value of your Contract or, if greater, the amount you have paid in. We offer an enhanced death benefit at extra cost. We increase the enhanced death benefit on each Contract anniversary, up to age 80, if the Contract value has increased.

The death benefit will be adjusted, of course, for any purchase payments or withdrawals you have made. The death benefit may be paid as a lump sum, or your beneficiary may select a monthly annuity payment plan, or the Contract may be continued in force with a contingent annuitant, subject to the minimum required distributions discussed on page 38.

10. Other Information

Free Look. If you return the Contract within ten days after you receive it (or whatever period is required in your state), we will send your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment.

Avoid Probate. In most cases, when you die, your beneficiary will receive the full death benefit of your Contract without going through probate.

Automatic Dollar-Cost Averaging. With our Dollar-Cost Averaging Plan, you can arrange to have a regular amount of money ($100 minimum) automatically transferred from the Money Market Portfolio into the portfolio or portfolios you have chosen on a monthly or quarterly basis.

Dollar cost averaging does not assure a profit or protect against (loss) in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Electronic Funds Transfer (EFT). Another convenient way to invest using the dollar-cost averaging approach is through our EFT Plan. These automatic withdrawals allow you to add to the portfolio(s) within your nontax-qualified Contract on a regular monthly basis through payments drawn directly on your checking account.

A program of regular investing cannot assure a profit or protect against a loss in a declining market.

Profile

   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                       NML Variable Annuity Account B



Systematic Withdrawal Plan. You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem accumulation units to generate monthly payments. Of course you may have to pay taxes on amounts you receive.

Automatic Required Minimum Distributions (RMD). For IRAs, Simplified Employee Pension Plans, SIMPLE IRA Plans, TDA 403(b) Plans and Nontransferable Annuities, you can arrange for annual required minimum distributions to be sent to you automatically once you turn age 70 1/2.

Special Withdrawal Privilege. You can withdraw 10% of the Contract's accumulation value without a surrender charge, if the Contract has at least a $10,000 balance, beginning on the first Contract anniversary.

Terminal Illness Benefit.* Withdrawal charges are waived if the primary Annuitant is terminally ill and has a life expectancy of 12 months or less.

Nursing Home Benefit.* Withdrawal charges are waived after the first Contract anniversary if the primary Annuitant's confinement is medically necessary for at least 90 consecutive days in a licensed nursing facility or hospital.

Portfolio Rebalancing. To help you maintain your asset allocation plan over time we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis, back to the allocation percentages you have selected.

Only contracts with accumulation values of $10,000 or more are eligible. Portfolio rebalancing may only be used with the variable funds, not the Guaranteed Interest Fund, and may not be used in conjunction with dollar cost averaging.

A program of regular investing cannot assure a profit or protect against a loss in a declining market.

*The benefit is not available in MA, NJ and NY.

Interest Sweeps. If you select this service we will automatically sweep or transfer interest from the Guaranteed Interest Fund to any combination of variable investment options. Interest earnings can be swept monthly, quarterly, semi-annually or annually.

Only contracts with $10,000 or more in the GIF are eligible. The amount and timing restrictions that ordinarily apply to transfers between the GIF and the variable funds do not apply to interest sweeps. The GIF is not available in the back-load design in MA, NJ, OR, and WA.

Northwestern Mutual Express. 1-800-519-4665.
Get up-to-date information about your nontax-qualified Contract at your convenience with your Contract number and your Personal Identification Number
(PIN). Call toll-free to review contract values and unit values, transfer among portfolios, change the allocation and obtain fund performance information.

Internet. For information about Northwestern Mutual, visit us on our Website. Access fund performance information, forms for routine service and daily contract and unit values for Contracts you own with your User ID and password. Eligible Contract owners may also transfer invested assets among investment divisions and change the allocation of future contributions online. For enrollment information, please contact us at 1-888-455-2232.

www.northwesternmutual.com

These features may not be available in all states and may not be suitable for your particular situation.

11. Inquiries  If you need more information, please contact us at:

The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; 1-888-455-2232.


                                                                        Profile

PROSPECTUS

NML Variable Annuity Account B
This prospectus describes individual variable annuity contracts (the "Contracts") offered by The Northwestern Mutual Life Insurance Company ("Northwestern Mutual").

We offer the Contracts for use in these situations:

..  Individual Retirement Annuities (IRAs), including traditional IRAs,
   Simplified Employee Pensions (SEPs) and SIMPLE IRAs.

..  Roth IRAs.

..  Tax-Deferred Annuities (TDAs).

..  Section 457 deferred compensation plans.

.. Non-transferable annuities issued in exchange for fixed-dollar annuities received or distributions of termination benefits from tax-qualified plans or trusts.

..  Other situations that do not qualify for special tax treatment.

We use NML Variable Annuity Account B (the "Account") to keep the money you invest separate from our general assets. The money in the Account is invested in the eighteen portfolios of Northwestern Mutual Series Fund, Inc., the Fidelity VIP Mid Cap Portfolio, and the five Russell Investment Funds. You select the Portfolios or Funds in which you want to invest. Northwestern Mutual Series Fund, Inc.: Small Cap Growth Stock, T. Rowe Price Small Cap Value, Aggressive Growth Stock, International Growth, Franklin Templeton International Equity, AllianceBernstein Mid Cap Value, Index 400 Stock, Janus Capital Appreciation, Growth Stock, Large Cap Core Stock, Capital Guardian Domestic Equity, T. Rowe Price Equity Income, Index 500 Stock, Asset Allocation, Balanced, High Yield Bond, Select Bond, and Money Market. Fidelity VIP Mid Cap Portfolio. Russell Investment Funds: Multi-Style Equity, Aggressive Equity, Non-U.S., Real Estate Securities, Core Bond.

The Account has 24 Divisions that correspond to the 19 Portfolios and 5 Funds in which you may invest. The Contracts also permit you to invest on a fixed basis, at rates that we determine. This prospectus describes only the Account and the variable provisions of the Contracts except where there are specific references to the fixed provisions.

We offer two versions of the Contracts: Front Load Contracts and Back Load Contracts. See the Expense table on page 3 and the Deductions section, beginning on page 39.

This prospectus is a concise description of the information you should know before you buy a Contract. We have filed additional information about the Contracts with the Securities and Exchange Commission in a Statement of Additional Information. We incorporate the Statement of Additional Information into this prospectus by reference. We will send you the Statement of Additional Information without charge if you write to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, or call us at Telephone Number 1-888-455-2232. You will find the table of contents for the Statement of Additional Information following page 42 of this prospectus.

This prospectus is valid only when accompanied by the current prospectuses for Northwestern Mutual Series Fund, Inc., the Fidelity VIP Mid Cap Portfolio and Russell Investment Funds which are attached to this prospectus. You should retain this prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus and the Statement of Additional Information is May 1, 2003.

                                                                     Prospectus

Contents for this Prospectus


                                                            Page
                                                            ----
                PROSPECTUS.................................   1
                 NML Variable Annuity Account B............   1
                INDEX OF SPECIAL TERMS.....................   3
                EXPENSE TABLE..............................   3
                 Annual Fund Operating Expenses............   4
                ACCUMULATION UNIT VALUES...................  13
                THE COMPANY................................  26
                 NML VARIABLE ANNUITY......................
                 ACCOUNT B.................................  26
                THE FUNDS..................................  27
                THE CONTRACTS..............................  29
                 Purchase Payments Under the Contracts.....  29
                   Amount and Frequency....................  29
                   Application of Purchase Payments........  29
                 Net Investment Factor.....................  30
                 Benefits Provided Under the Contracts.....  30
                   Withdrawal Amount.......................  30
                   Death Benefit...........................  30
                   Maturity Benefit........................  31
                 Variable Payment Plans....................  31
                   Description of Payment Plans............  31
                   Amount of Annuity Payments..............  31
                   Assumed Investment Rate.................  32
                 Additional Information....................  32
                   Transfers Between Divisions and Payment
                     Plans.................................  32
                 Owners of the Contracts...................  33
                 Special Contract for Employers............  33
                 Deferment of Benefit Payments.............  33
                 Dividends.................................  33
                 Voting Rights.............................  33
                 Substitution and Change...................  33
                 Fixed Annuity Payment Plans...............  34
                 Performance Data..........................  34
                 Financial Statements......................  34
                THE GUARANTEED INTEREST FUND...............  34
                FEDERAL INCOME TAXES.......................  35
                 Qualified and Nontax-Qualified Plans......  35

                                                            Page
                                                            ----
                Contribution Limitations and General
                Requirements Applicable to Contracts.......  35
                  Traditional IRA..........................  35
                  SEP......................................  36
                  SIMPLE IRA...............................  36
                  Roth IRA.................................  36
                  Tax Deferred Annuity.....................  36
                  Section 457 Plan.........................  36
                  Nontransferable Annuity..................  37
                  Nontax-qualified Contract................  37
                Taxation of Contract Benefits..............  37
                  IRAs, SEPs, SIMPLE IRAs, TDAs and
                    Section 457 Plans and Nontransferable
                    Annuities..............................  37
                  Roth IRAs................................  37
                  Nonqualified Contracts...................  37
                  Premature Withdrawals....................  38
                  Minimum Distribution Requirements........  38
                  Mandatory Withholding....................  39
                Taxation of Northwestern Mutual............  39
                Other Considerations.......................  39
               DEDUCTIONS..................................  39
                Sales Load.................................  39
                Mortality Rate and Expense Risk Charges....  39
                Contract Fee...............................  40
                Withdrawal Charge..........................  40
                Enhanced Death Benefit Charge..............  40
                Premium Taxes..............................  41
                Expenses for the Portfolios and Funds......  41
                Contracts Issued Prior to March 31, 2000...  41
                Contracts Issued Prior to March 31, 1995...  41
                Contracts Issued Prior to December 17, 1981  41
                Certain Nontax-Qualified Contracts.........  41
                Dividends for Contracts Issued Prior to
                  March 31, 2000...........................  41
                Internal Annuity Exchange..................  42
               DISTRIBUTION OF THE CONTRACTS...............  42

 The Table of Contents for the Statement of Additional Information appears on the page following page 42 of this prospectus.

Prospectus

Index of Special Terms

The following special terms used in this prospectus are discussed at the pages indicated.

                       Term                          Page
                       ----                          ----
                       Accumulation Unit............  29
                       Annuity (or Annuity Payments)  31
                       Net Investment Factor........  30
                       Payment Plans................  31

                             Term              Page
                             ----              ----
                             Annuitant........  31
                             Maturity Date....  31
                             Owner............  33
                             Withdrawal Amount  30

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. On the left side of the tables below we show the fees and expenses you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Account divisions. On the right side of these tables we show the fees and expenses that you will pay periodically during the time that you own the Contract, not including the annual fund operating expenses which are shown in the table on the following page.

Expense Table

Front Load Contract

           Transaction Expenses for Contractowners
           Maximum Sales Load (as a percentage of purchase
            payments)..........................................  4.5%
           Withdrawal Charge...................................  None
           Maximum Transfer Charge (up to 12 transfers per year
            guaranteed free; all transfer charges currently
            waived)............................................ $  25

           Annual Expenses of the Account
            (as a percentage of assets)
           Current Mortality and Expense Risk Fees*........... 0.50%
           Maximum Mortality and Expense Risk Fees*........... 0.75%
           Other Expenses.....................................  None
                                                               -----
           Total Current Separate Account Annual Expenses*.... 0.50%
           Total Maximum Separate Account Annual Expenses*.... 0.75%

           Annual Contract Fee
           $30; waived if the Contract Value equals or exceeds
            $25,000

           Annual Charge for Optional Enhanced Death Benefit
           Maximum Charge (as a percentage of the benefit)**.. 0.40%

        ---------------------------------------------------------------

Back Load Contract

          Transaction Expenses for Contractowners
          Sales Load (as a percentage of purchase payments)....   None
          Withdrawal Charge for Sales Expenses (as a percentage
           of amounts withdrawn)...............................  0%-6%
          Maximum Transfer Charge (up to 12 transfers per year
           guaranteed free; all transfer charges currently
           waived)............................................. $   25

           Annual Expenses of the Account
            (as a percentage of assets)
           Current Mortality and Expense Risk Fees*........... 1.25%
           Maximum Mortality and Expense Risk Fees*........... 1.50%
           Other Expenses.....................................  None
                                                               -----
           Total Current Separate Account Annual Expenses*.... 1.25%
           Total Maximum Separate Account Annual Expenses*.... 1.50%

           Annual Contract Fee
           $30; waived if the Contract Value equals or exceeds
            $25,000

           Annual Charge for Optional Enhanced Death Benefit
           Maximum Charge (as a percentage of the benefit)**.. 0.40%

 *We guarantee the current mortality and expense risk fees for five years from the date of this prospectus. Thereafter, we reserve the right to increase the mortality and expense risk fees to a maximum annual rate of 0.75% for the Front Load Contract and 1.50% for the Back Load Contract.
**The maximum charge is for issue age 56 and above. The charge is 0.10% for issue age 45 or less and 0.20% for issue age 46-55.

                                                                     Prospectus

Annual Fund Operating Expenses

This table describes the fees and expenses for the Portfolios and Funds that you will pay daily during the time that you own the Contract. The table shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses. The range shown in this table does not reflect fee waivers or expense limits and reimbursements. The information is based on operations for the year ended December 31, 2002. Information for the Russell Insurance Funds has been restated to reflect current fee waivers and expense reimbursement as set forth in the footnotes for those funds. Information for new Funds is estimated. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

              Charge                               Minimum Maximum
              ------                               ------- -------
              Total Annual Fund Operating Expenses  0.21%   1.48%

                                                                                         Total Net Operating
                                                                                         Expenses (Including
                                                     Investment                  Total   Contractual Waivers,
                                                      Advisory   Other   12b-1 Operating   Limitations and
Portfolio or Fund                                       Fees    Expenses Fees  Expenses    Reimbursements)
-----------------                                    ---------- -------- ----- --------- --------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock Portfolio..................   0.59%     0.01%      --   0.60%          0.60%
  T. Rowe Price Small Cap Value Portfolio/1/........   0.85%     0.17%      --   1.02%          1.00%
  Aggressive Growth Stock Portfolio.................   0.52%     0.00%      --   0.52%          0.52%
  International Growth Portfolio/2/.................   0.75%     0.40%      --   1.15%          1.10%
  Franklin Templeton International Equity Portfolio.   0.67%     0.07%      --   0.74%          0.74%
  AllianceBernstein Mid Cap Value Portfolio/3/......   0.85%     0.18%      --   1.03%          1.00%
  Index 400 Stock Portfolio.........................   0.25%     0.03%      --   0.28%          0.28%
  Janus Capital Appreciation Portfolio/4/...........   0.80%     0.38%      --   1.18%          0.90%
  Growth Stock Portfolio............................   0.42%     0.01%      --   0.43%          0.43%
  Large Cap Core Stock Portfolio/5/.................   0.57%     0.01%      --   0.58%          0.58%
  Capital Guardian Domestic Equity Portfolio/6/.....   0.65%     0.05%      --   0.70%          0.70%
  T. Rowe Price Equity Income Portfolio/7/..........   0.65%     0.13%      --   0.78%          0.75%
  Index 500 Stock Portfolio.........................   0.20%     0.01%      --   0.21%          0.21%
  Asset Allocation Portfolio/8/.....................   0.60%     0.27%      --   0.87%          0.75%
  Balanced Portfolio................................   0.30%     0.00%      --   0.30%          0.30%
  High Yield Bond Portfolio.........................   0.51%     0.03%      --   0.54%          0.54%
  Select Bond Portfolio.............................   0.30%     0.00%      --   0.30%          0.30%
  Money Market Portfolio/9/.........................   0.30%     0.00%      --   0.30%          0.30%

Fidelity VIP Mid Cap Portfolio......................   0.58%     0.12%   0.25%   0.95%          0.95%

Russell Investment Funds
  Multi-Style Equity Fund/10/.......................   0.78%     0.21%      --   0.99%          0.87%
  Aggressive Equity Fund/11/........................   0.95%     0.41%      --   1.36%          1.05%
  Non-U.S. Fund/12/.................................   0.95%     0.53%      --   1.48%          1.15%
  Real Estate Securities Fund/13/...................   0.85%     0.14%      --   0.99%          0.99%
  Core Bond Fund/14/................................   0.60%     0.20%      --   0.80%          0.70%

 1.T. Rowe Price Small Cap Value Portfolio Northwestern Mutual Series Funds' advisor, Mason Street Advisors, LLC ("MSA") has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 1.00% of the average net assets of the
   T. Rowe Price Small Cap Value Portfolio.
 2.International Growth Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.75% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.10% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 1.10% of the average net assets of the International Growth Portfolio.
 3.AllianceBernstein Mid Cap Value Portfolio Expenses are estimated for 2003 at annualized rates. MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses would be estimated at 1.00% of the average net assets of the AllianceBernstein Mid Cap Value Portfolio.

Prospectus

 4.Janus Capital Appreciation Portfolio Expenses are estimated for 2003 at annualized rates. MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.80% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.90% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses would be estimated at 0.90% of the average net assets of the Janus Capital Appreciation Portfolio.
 5.Large Cap Core Stock Portfolio Prior to January 31, 2003 this Portfolio was named the J. P. Morgan Select Growth and Income Stock Portfolio. Effective on that date the investment advisory agreement was amended to conform the investment advisory fee to the corresponding fee for the Growth Stock Portfolio. If this amendment had been in effect for the 12 months ended December 31, 2002, investment advisory fees for 2002 would have been 0.43% and total operating expenses would have been 0.44%.
 6.Capital Guardian Domestic Equity Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 0.75% of the average net assets of the Capital Guardian Domestic Equity Portfolio.
 7.T. Rowe Price Equity Income Portfolio Expenses are estimated for 2003 at annualized rates. MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses would be estimated at 0.75% of the average net assets of the T. Rowe Price Equity Income Portfolio.
 8.Asset Allocation Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 0.75% of the average net assets of the Asset Allocation Portfolio.
 9.Money Market Portfolio  MSA has voluntarily waived its management fee since
   December 2, 2002. Taking the fee waiver into account the total operating expenses for the 12 months ended December 31, 2002 were 0.27%.
10.Multi-Style Equity Fund  The Fund's Manager, Frank Russell Investment
   Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2004, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.87% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.87% of the average daily net assets on an annual basis.
11.Aggressive Equity Fund FRIMCo has contractually agreed to waive, at least until April 30, 2004, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.05% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.05% of the average daily net assets on an annual basis.
12.Non-U.S. Fund FRIMCo has contractually agreed to waive, at least until April 30, 2004, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.15% of the average daily net assets on an annual basis.
13.Real Estate Securities Fund FRIMCo has contractually agreed to waive, at least until April 30, 2004, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.10% of the average daily net assets on an annual basis.
14.Core Bond Fund FRIMCo has contractually agreed to waive, at least until April 30, 2004, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.70% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.70% of the average daily net assets on an annual basis.

                                                                     Prospectus

The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, separate account annual expenses, and fees and expenses for the Portfolios of Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and Russell Investment Funds (the "Portfolios and Funds"). The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Portfolios and Funds as shown in the Table on page 4. Your actual costs may be higher or lower, based on these assumptions.

EXAMPLE

Front Load Contract Without the Enhanced Death Benefit--You would pay the following expenses on each $10,000 investment, assuming 5% annual return:

                                              1 Year 3 Years 5 Years 10 Years
                                              ------ ------- ------- --------
   Northwestern Mutual Series Fund, Inc.
     Small Cap Growth Stock..................  $559  $  790  $1,039   $1,906
     T. Rowe Price Small Cap Value...........  $598  $  909  $1,244   $2,343
     Aggressive Growth Stock.................  $551  $  766  $  998   $1,819
     International Growth....................  $607  $  938  $1,297   $2,466
     Franklin Templeton International Equity.  $573  $  832  $1,111   $2,056
     AllianceBernstein Mid Cap Value.........  $598  $  909  $1,242   $2,343
     Index 400 Stock.........................  $528  $  694  $  874   $1,554
     Janus Capital Appreciation..............  $588  $  879  $1,192   $2,360
     Growth Stock............................  $543  $  739  $  952   $1,721
     Large Cap Core Stock....................  $557  $  784  $1,029   $1,884
     Capital Guardian Domestic Equity........  $569  $  820  $1,090   $2,013
     T. Rowe Price Equity Income.............  $574  $  835  $1,116   $2,082
     Index 500 Stock.........................  $521  $  673  $  838   $1,476
     Asset Allocation........................  $574  $  835  $1,129   $2,151
     Balanced................................  $530  $  700  $  885   $1,577
     High Yield Bond.........................  $553  $  772  $1,009   $1,841
     Select Bond.............................  $530  $  700  $  885   $1,577
     Money Market............................  $530  $  700  $  885   $1,577

   Fidelity VIP Mid Cap Portfolio............  $593  $  894  $1,217   $2,277

   Russell Investment Funds
     Multi-Style Equity......................  $585  $  891  $1,222   $2,306
     Aggressive Equity.......................  $603  $  976  $1,384   $2,663
     Non-U.S.................................  $612  $1,008  $1,440   $2,780
     Real Estate Securities..................  $597  $  906  $1,237   $2,319
     Core Bond...............................  $569  $  837  $1,129   $2,109

Prospectus

EXAMPLE

Back Load Contract Without the Enhanced Death Benefit--You would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) surrender just prior to the end of each time period:

                                              1 Year 3 Years 5 Years 10 Years
                                              ------ ------- ------- --------
   Northwestern Mutual Series Fund, Inc.
     Small Cap Growth Stock..................  $804  $1,232  $1,485   $2,489
     T. Rowe Price Small Cap Value...........  $845  $1,353  $1,690   $2,905
     Aggressive Growth Stock.................  $796  $1,207  $1,444   $2,406
     International Growth....................  $855  $1,383  $1,743   $3,022
     Franklin Templeton International Equity.  $818  $1,274  $1,556   $2,632
     AllianceBernstein Mid Cap Value.........  $845  $1,353  $1,688   $2,906
     Index 400 Stock.........................  $772  $1,134  $1,320   $2,154
     Janus Capital Appreciation..............  $835  $1,323  $1,637   $2,923
     Growth Stock............................  $787  $1,180  $1,398   $2,313
     Large Cap Core Stock....................  $802  $1,226  $1,475   $2,468
     Capital Guardian Domestic Equity........  $814  $1,262  $1,536   $2,591
     T. Rowe Price Equity Income.............  $819  $1,277  $1,561   $2,656
     Index 500 Stock.........................  $765  $1,112  $1,283   $2,079
     Asset Allocation........................  $819  $1,277  $1,575   $2,723
     Balanced................................  $774  $1,140  $1,330   $2,175
     High Yield Bond.........................  $798  $1,213  $1,454   $2,427
     Select Bond.............................  $774  $1,140  $1,330   $2,175
     Money Market............................  $774  $1,140  $1,330   $2,175

   Fidelity VIP Mid Cap Portfolio............  $840  $1,338  $1,662   $2,842
   Russell Investment Funds
     Multi-Style Equity......................  $832  $1,334  $1,668   $2,870
     Aggressive Equity.......................  $850  $1,421  $1,829   $3,210
     Non-U.S.................................  $860  $1,454  $1,886   $3,322
     Real Estate Securities..................  $844  $1,350  $1,683   $2,882
     Core Bond...............................  $814  $1,279  $1,574   $2,682

                                                                     Prospectus

You would pay the following expenses on the same $10,000 investment, assuming no surrender or annuitization:

                                              1 Year 3 Years 5 Years 10 Years
                                              ------ ------- ------- --------
   Northwestern Mutual Series Fund, Inc.
     Small Cap Growth Stock..................  $204   $632   $1,085   $2,489
     T. Rowe Price Small Cap Value...........  $245   $753   $1,290   $2,905
     Aggressive Growth Stock.................  $196   $607   $1,044   $2,406
     International Growth....................  $255   $783   $1,343   $3,022
     Franklin Templeton International Equity.  $218   $674   $1,156   $2,632
     AllianceBernstein Mid Cap Value.........  $245   $753   $1,288   $2,906
     Index 400 Stock.........................  $172   $534   $  920   $2,154
     Janus Capital Appreciation..............  $235   $723   $1,237   $2,923
     Growth Stock............................  $187   $580   $  998   $2,313
     Large Cap Core Stock....................  $202   $626   $1,075   $2,468
     Capital Guardian Domestic Equity........  $214   $662   $1,136   $2,591
     T. Rowe Price Equity Income.............  $219   $677   $1,161   $2,656
     Index 500 Stock.........................  $165   $512   $  883   $2,079
     Asset Allocation........................  $219   $677   $1,175   $2,723
     Balanced................................  $174   $540   $  930   $2,175
     High Yield Bond.........................  $198   $613   $1,054   $2,427
     Select Bond.............................  $174   $540   $  930   $2,175
     Money Market............................  $174   $540   $  930   $2,175

   Fidelity VIP Mid Cap Portfolio............  $240   $738   $1,262   $2,842

   Russell Investment Funds
     Multi-Style Equity......................  $232   $734   $1,268   $2,870
     Aggressive Equity.......................  $250   $821   $1,429   $3,210
     Non-U.S.................................  $260   $854   $1,486   $3,322
     Real Estate Securities..................  $244   $750   $1,283   $2,882
     Core Bond...............................  $214   $679   $1,174   $2,682

Prospectus

EXAMPLE

Front Load Contract With the Enhanced Death Benefit--You would pay the following expenses on each $10,000 investment, assuming (1) 5% annual return and (2) election of the enhanced death benefit at maximum charge (issue ages 56-65):

                                              1 Year 3 Years 5 Years 10 Years
                                              ------ ------- ------- --------
   Northwestern Mutual Series Fund, Inc.
     Small Cap Growth Stock..................  $599  $  914  $1,254   $2,378
     T. Rowe Price Small Cap Value...........  $637  $1,032  $1,456   $2,804
     Aggressive Growth Stock.................  $591  $  890  $1,213   $2,293
     International Growth....................  $647  $1,061  $1,509   $2,925
     Franklin Templeton International Equity.  $612  $  955  $1,324   $2,524
     AllianceBernstein Mid Cap Value.........  $637  $1,032  $1,454   $2,805
     Index 400 Stock.........................  $568  $  819  $1,091   $2,035
     Janus Capital Appreciation..............  $628  $1,002  $1,404   $2,823
     Growth Stock............................  $582  $  863  $1,168   $2,197
     Large Cap Core Stock....................  $597  $  908  $1,244   $2,357
     Capital Guardian Domestic Equity........  $608  $  943  $1,304   $2,483
     T. Rowe Price Equity Income.............  $613  $  958  $1,329   $2,549
     Index 500 Stock.........................  $561  $  798  $1,055   $1,958
     Asset Allocation........................  $613  $  958  $1,343   $2,618
     Balanced................................  $570  $  825  $1,101   $2,057
     High Yield Bond.........................  $593  $  896  $1,224   $2,315
     Select Bond.............................  $570  $  825  $1,101   $2,057
     Money Market............................  $570  $  825  $1,101   $2,057

   Fidelity VIP Mid Cap Portfolio............  $632  $1,017  $1,429   $2,740

   Russell Investment Funds
     Multi-Style Equity......................  $625  $1,014  $1,435   $2,768
     Aggressive Equity.......................  $642  $1,098  $1,594   $3,117
     Non-U.S.................................  $652  $1,130  $1,650   $3,231
     Real Estate Securities..................  $636  $1,029  $1,449   $2,781
     Core Bond...............................  $608  $  960  $1,342   $2,576

                                                                     Prospectus

EXAMPLE

Back Load Contract With the Enhanced Death Benefit--You would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) election of the enhanced death benefit at maximum charge (issue ages 56-65) and (3) surrender just prior to the end of each time period:

                                              1 Year 3 Years 5 Years 10 Years
                                              ------ ------- ------- --------
   Northwestern Mutual Series Fund, Inc.
     Small Cap Growth Stock..................  $846  $1,359  $1,704   $2,960
     T. Rowe Price Small Cap Value...........  $886  $1,479  $1,906   $3,365
     Aggressive Growth Stock.................  $838  $1,335  $1,663   $2,879
     International Growth....................  $896  $1,509  $1,959   $3,480
     Franklin Templeton International Equity.  $860  $1,401  $1,774   $3,099
     AllianceBernstein Mid Cap Value.........  $886  $1,479  $1,904   $3,366
     Index 400 Stock.........................  $814  $1,262  $1,541   $2,633
     Janus Capital Appreciation..............  $876  $1,449  $1,854   $3,384
     Growth Stock............................  $829  $1,308  $1,618   $2,788
     Large Cap Core Stock....................  $844  $1,353  $1,694   $2,940
     Capital Guardian Domestic Equity........  $856  $1,389  $1,754   $3,060
     T. Rowe Price Equity Income.............  $861  $1,404  $1,779   $3,123
     Index 500 Stock.........................  $807  $1,241  $1,505   $2,560
     Asset Allocation........................  $861  $1,404  $1,793   $3,188
     Balanced................................  $816  $1,268  $ 1551   $2,654
     High Yield Bond.........................  $840  $1,341  $1,674   $2,899
     Select Bond.............................  $816  $1,268  $1,551   $2,654
     Money Market............................  $816  $1,268  $1,551   $2,654

   Fidelity VIP Mid Cap Portfolio............  $881  $1,464  $1,879   $3,304

   Russell Investment Funds
     Multi-Style Equity......................  $873  $1,461  $1,885   $3,331
     Aggressive Equity.......................  $891  $1,547  $2,044   $3,663
     Non-U.S.................................  $901  $1,580  $2,100   $3,772
     Real Estate Securities..................  $885  $1,476  $1,899   $3,343
     Core Bond...............................  $856  $1,407  $1,792   $3,148

Prospectus

You would pay the following expenses on the same $10,000 investment, assuming
(1) election of the enhanced death benefit at maximum charge (issue ages 56-65) and (2) no surrender or annuitization:

                                              1 Year 3 Years 5 Years 10 Years
                                              ------ ------- ------- --------
   Northwestern Mutual Series Fund, Inc.
     Small Cap Growth Stock..................  $246   $759   $1,304   $2,960
     T. Rowe Price Small Cap Value...........  $286   $879   $1,506   $3,365
     Aggressive Growth Stock.................  $238   $735   $1,263   $2,879
     International Growth....................  $296   $909   $1,559   $3,480
     Franklin Templeton International Equity.  $260   $801   $1,374   $3,099
     AllianceBernstein Mid Cap Value.........  $286   $879   $1,504   $3,366
     Index 400 Stock.........................  $214   $662   $1,141   $2,633
     Janus Capital Appreciation..............  $276   $849   $1,454   $3,384
     Growth Stock............................  $229   $708   $1,218   $2,788
     Large Cap Core Stock....................  $244   $753   $1,294   $2,940
     Capital Guardian Domestic Equity........  $256   $789   $1,354   $3,060
     T. Rowe Price Equity Income.............  $261   $804   $1,379   $3,123
     Index 500 Stock.........................  $207   $641   $1,105   $2,560
     Asset Allocation........................  $261   $804   $1,393   $3,188
     Balanced................................  $216   $668   $1,151   $2,654
     High Yield Bond.........................  $240   $741   $1,274   $2,899
     Select Bond.............................  $216   $668   $1,151   $2,654
     Money Market............................  $216   $668   $1,151   $2,654

   Fidelity VIP Mid Cap Portfolio............  $281   $864   $1,479   $3,304

   Russell Investment Funds
     Multi-Style Equity......................  $273   $861   $1,485   $3,331
     Aggressive Equity.......................  $291   $947   $1,644   $3,663
     Non-U.S.................................  $301   $980   $1,700   $3,772
     Real Estate Securities..................  $285   $876   $1,499   $3,343
     Core Bond...............................  $256   $807   $1,392   $3,148

                                                                     Prospectus

The purpose of the table above is to assist a Contract Owner in understanding the expenses paid by the Account and the Portfolios and Funds and borne by investors in the Contracts. The sales load for a Front Load Contract depends on the amount of cumulative purchase payments. For the Back Load Contract the mortality and expense risk charge and the withdrawal charge depend on the length of time funds have been held under the Contract and the amounts held. We guarantee the current mortality and expense risk charges for five years from the date of this prospectus. Thereafter, we reserve the right to increase the mortality and expense risk charges to a maximum annual rate of 0.75% for the Front Load Contract and 1.50% for the Back Load Contract. The table shows the maximum current charges for both the mortality and expense risk charge and the withdrawal charge for the first five years. The expenses for the ten years shown in the table are the maximum expenses if we increase the mortality and expense risk charge after five years. We make no withdrawal charge upon annuitization if you select a variable payment plan, but we may make a withdrawal charge in some circumstances if you select a fixed payment plan. See "Withdrawal Charge", p. 40. The $30 annual Contract fee is reflected as .02% in the Front Load Contract and .16% in the Back Load Contract based on the annual contract fees collected divided by the average assets of the Division. The Contracts provide for charges for transfers between the Divisions of the Account and for premium taxes, but we are not currently making such charges. See "Transfers Between Divisions and Payment Plans", p. 32 and "Deductions", p. 39, for additional information about expenses for the Contracts. The expenses shown in the table for the Portfolios and Funds show the annual expenses for each, as a percentage of their average net assets, based on 2002 operations for the Portfolios and their predecessors and the Funds. Expenses for Portfolios which have not begun operations are estimated. Expenses for the T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity and Asset Allocation Portfolios and for each of the Russell Investment Funds reflect fee waivers and expense reimbursements that the Portfolios' and Fund's advisers have voluntarily agreed to make for the year 2003. These may be changed in future years without notice. The expenses shown in the table reflect an assumption that the fee waivers and expense reimbursements will continue for the periods shown. Absent the fee waivers and expense reimbursements the expenses would be higher. See the disclosure on page 4.

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown, subject to the guarantees of the Contracts.

The tables on the following pages present the accumulation unit values for Contracts issued prior to the date of this prospectus. The Contracts issued prior to the date of this prospectus are different in certain material respects from Contracts offered currently. The values shown below for Back Load Contracts issued on or after December 17, 1981 and prior to March 31, 2000 are calculated on the same basis as those for the Class B Accumulation Units for the Back Load Contracts described in this prospectus.

Prospectus

Accumulation Unit Values
Contracts Issued on or After March 31, 2000

Northwestern Mutual Series Fund, Inc.


                                        For the Years
                                            Ended
                                           Dec. 31        For the Nine
                                    --------------------- Months Ended
                                       2002       2001    Dec. 31, 2000
                                    ---------- ---------- -------------
         Small Cap Growth Stock
          Division
           Front Load Version
            Beginning of Period....      $.866      $.904       $1.00
            End of Period..........      $.703      $.866       $9.04
           Back Load Version
            Beginning of Period....     $1.848     $1.945      $2.163
            End of Period..........     $1.489     $1.848      $1.945
           Number of Units
            Outstanding, End
            of Period
            Front Load............. 17,111,206 13,882,912   7,316,566
            Back Load.............. 12,979,575  9,860,219   4,277,781
         T. Rowe Price Small Cap
          Value Division
           Front Load Version
            Beginning of Period++..     $1.015     $1.000          --
            End of Period..........      $.954     $1.015          --
           Back Load Version
            Beginning of Period++..     $1.012     $1.000          --
            End of Period..........      $.944     $1.012          --
           Number of Units
            Outstanding, End
            of Period
            Front Load.............  3,723,284    968,632          --
            Back Load..............  6,524,843  1,214,673          --
         Aggressive Growth Stock
          Division
           Front Load Version
            Beginning of Period....      $.719      $.902       $1.00
            End of Period..........      $.564      $.719       $.902
           Back Load Version
            Beginning of Period....     $4.504     $5.692      $6.346
            End of Period..........     $3.507     $4.504      $5.692
           Number of Units
            Outstanding, End
            of Period
            Front Load............. 24,744,380 19,893,765  10,356,483
            Back Load..............  6,999,890  5,063,533   2,023,069
         International Growth
          Division
           Front Load Version
            Beginning of Period++..      $.904     $1.000          --
            End of Period..........      $.789      $.904          --
           Back Load Version
            Beginning of Period++..      $.901     $1.000          --
            End of Period..........      $.780      $.901          --
           Number of Units
            Outstanding, End
            of Period
            Front Load.............  2,244,917    501,875          --
            Back Load..............  3,186,044    601,797          --

++The initial investments in the T. Rowe Price Small Cap Value Division and the
  International Growth Division were made on July 31, 2001.

                                       For the Years
                                           Ended
                                          Dec. 31        For the Nine
                                   --------------------- Months Ended
                                      2002       2001    Dec. 31, 2000
                                   ---------- ---------- -------------
          Franklin Templeton
           International Equity
           Division
            Front Load Version
             Beginning of Period..      $.852      $.996       $1.00
             End of Period........      $.700      $.852       $.996
            Back Load Version
             Beginning of Period..     $1.912     $2.251      $2.274
             End of Period........     $1.560     $1.912      $2.251
            Number of Units
             Outstanding, End
             of Period
             Front Load........... 16,906,871 13,406,091   5,686,115
             Back Load............ 10,599,030  6,860,629   2,537,947
          Index 400 Stock Division
            Front Load Version
             Beginning of Period..     $1.024     $1.036      $1.000
             End of Period........      $.870     $1.024      $1.036
            Back Load Version
             Beginning of Period..     $1.271     $1.295      $1.258
             End of Period........     $1.072     $1.271      $1.295
            Number of Units
             Outstanding, End
             of Period
             Front Load........... 15,676,867 11,324,256   4,843,932
             Back Load............ 20,322,215 13,127,356   4,692,710
          Growth Stock Division
            Front Load Version
             Beginning of Period..      $.783      $.917       $1.00
             End of Period........      $.616      $.783       $.917
            Back Load Version
             Beginning of Period..     $2.458     $2.902      $3.182
             End of Period........     $1.922     $2.458      $2.902
            Number of Units
             Outstanding, End
             of Period
             Front Load........... 25,303,120 17,374,417   8,814,919
             Back Load............ 12,076,113  8,560,047   3,640,112
          Large Cap Core Stock
           Division
            Front Load Version
             Beginning of Period..      $.814      $.887       $1.00
             End of Period........      $.582      $.814       $.887
            Back Load Version
             Beginning of Period..     $2.116     $2.323      $2.633
             End of Period........     $1.500     $2.116      $2.323
            Number of Units
             Outstanding, End
             of Period
             Front Load........... 12,642,505 10,591,635   3,882,580
             Back Load............  7,080,067  5,243,396   1,644,497

                                                                     Prospectus

Accumulation Unit Values
Contracts Issued on or After March 31, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)


                                        For the Years
                                            Ended
                                           Dec. 31        For the Nine
                                    --------------------- Months Ended
                                       2002       2001    Dec. 31, 2000
                                    ---------- ---------- -------------
         Capital Guardian Domestic
          Equity Division
           Front Load Version
            Beginning of Period++..      $.976     $1.000          --
            End of Period..........      $.765      $.976          --
           Back Load Version
            Beginning of Period++..      $.973     $1.000          --
            End of Period..........      $.757      $.973          --
           Number of Units
            Outstanding, End
            of Period
            Front Load.............  5,903,229  1,363,585          --
            Back Load..............  6,507,006  1,485,693          --
         Index 500 Stock Division
           Front Load Version
            Beginning of Period....      $.779      $.888      $1.000
            End of Period..........      $.604      $.779       $.888
           Back Load Version
            Beginning of Period....     $3.857     $4.432      $5.017
            End of Period..........     $2.968     $3.857      $4.432
           Number of Units
            Outstanding, End
            of Period
            Front Load............. 37,988,421 29,925,056  15,753,049
            Back Load.............. 12,797,034  8,434,994   3,225,796
         Asset Allocation Division
           Front Load Version
            Beginning of Period++..      $.977     $1.000          --
            End of Period..........      $.872      $.977          --
           Back Load Version
            Beginning of Period++..      $.974     $1.000          --
            End of Period..........      $.863      $.974          --
           Number of Units
            Outstanding, End
            of Period
            Front Load.............  8,284,846  1,018,582          --
            Back Load.............. 12,265,921  1,830,932          --
         Balanced Division
           Front Load Version
            Beginning of Period....      $.938      $.973       $1.00
            End of Period..........      $.863      $.938       $.973
           Back Load Version
            Beginning of Period....     $7.047     $7.368      $7.614
            End of Period..........     $6.435     $7.047      $7.368
           Number of Units
            Outstanding, End
            of Period
            Front Load............. 68,762,047 47,954,594  17,720,378
            Back Load.............. 11,764,085  8,427,354   2,559,744

++The initial investments in the Capital Guardian Domestic Equity Division and the Asset Allocation Division were made on July 31, 2001.

                                       For the Years
                                           Ended
                                          Dec. 31        For the Nine
                                   --------------------- Months Ended
                                      2002       2001    Dec. 31, 2000
                                   ---------- ---------- -------------
          High Yield Bond Division
            Front Load Version
             Beginning of Period..     $1.007      $.963       $1.00
             End of Period........      $.973     $1.007       $9.63
            Back Load Version
             Beginning of Period..     $1.485     $1.432      $1.495
             End of Period........     $1.424     $1.485      $1.432
            Number of Units
             Outstanding, End
             of Period
             Front Load...........  6,137,852  4,078,758   1,352,168
             Back Load............  4,421,943  2,772,630     680,911
          Select Bond Division
            Front Load Version
             Beginning of Period..     $1.185     $1.079      $1.000
             End of Period........     $1.321     $1.185      $1.079
            Back Load Version
             Beginning of Period..     $8.300     $7.615      $7.098
             End of Period........     $9.188     $8.300      $7.615
            Number of Units
             Outstanding, End
             of Period
             Front Load........... 27,366,821 13,120,975   3,378,026
             Back Load............  5,161,060  2,097,513     267,017
          Money Market Division
            Front Load Version
             Beginning of Period..     $1.080     $1.044      $1.000
             End of Period........     $1.092     $1.080      $1.044
            Back Load Version
             Beginning of Period..     $2.724     $2.655      $2.556
             End of Period........     $2.735     $2.724      $2.655
            Number of Units
             Outstanding, End
             of Period
             Front Load........... 25,725,741 21,133,363  10,538,786
             Back Load............ 13,766,612  9,317,527   2,855,056

Prospectus

Accumulation Unit Values
Contracts Issued on or After March 31, 2000 (continued)

Russell Investment Funds


                                        For the Years
                                            Ended
                                           Dec. 31        For the Nine
                                    --------------------- Months Ended
                                       2002       2001    Dec. 31, 2000
                                    ---------- ---------- -------------
        Multi-Style Equity Division
          Front Load Version
           Beginning of Period.....      $.751      $.880      $1.000
           End of Period...........      $.574      $.751       $.880
          Back Load Version
           Beginning of Period.....      $.783      $.925      $1.056
           End of Period...........      $.594      $.783       $.925
          Number of Units
           Outstanding, End
           of Period
           Front Load.............. 13,019,470  9,523,304   3,416,461
           Back Load............... 14,503,579  9,084,152   3,280,473
        Aggressive Equity Division
          Front Load Version
           Beginning of Period.....      $.904      $.930      $1.000
           End of Period...........      $.728      $.904       $.930
          Back Load Version
           Beginning of Period.....     $1.040     $1.079      $1.166
           End of Period...........      $.832     $1.040      $1.079
          Number of Units
           Outstanding, End
           of Period
           Front Load..............  3,936,448  3,416,050   1,645,007
           Back Load...............  4,016,709  2,555,549     962,707
        Non-U.S. Division
          Front Load Version.......
           Beginning of Period.....      $.660      $.851      $1.000
           End of Period...........      $.557      $.660       $.851
          Back Load Version
           Beginning of Period.....      $.809     $1.050      $1.242
           End of Period...........      $.678      $.809      $1.050
          Number of Units
           Outstanding, End
           of Period
           Front Load..............  7,745,475  6,652,947   3,081,050
           Back Load...............  7,623,045  4,874,145   2,125,848

                                       For the Years
                                           Ended
                                          Dec. 31        For the Nine
                                   --------------------- Months Ended
                                      2002       2001    Dec. 31, 2000
                                   ---------- ---------- -------------
          Real Estate Securities
            Front Load Version
             Beginning of Period..     $1.331     $1.241      $1.000
             End of Period........     $1.375     $1.331      $1.241
            Back Load Version
             Beginning of Period..     $1.231     $1.156       $.937
             End of Period........     $1.262     $1.231      $1.156
            Number of Units
             Outstanding, End
             of Period
             Front Load...........  6,056,265  3,359,466     970,869
             Back Load............  9,469,037  4,572,402     889,886
          Core Bond Division
            Front Load Version
             Beginning of Period..     $1.149     $1.075      $1.000
             End of Period........     $1.244     $1.149      $1.075
            Back Load Version
             Beginning of Period..     $1.133     $1.068       $.999
             End of Period........     $1.218     $1.133      $1.068
            Number of Units
             Outstanding, End
             of Period
             Front Load...........  7,159,196  4,757,265   1,207,021
             Back Load............  7,728,642  4,018,947   1,018,885

                                                                     Prospectus

Accumulation Unit Values
Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000

Northwestern Mutual Series Fund, Inc.


                                                              For the Years Ended December 31
                                       -----------------------------------------------------------------------------
                                          2002       2001       2000       1999        1998       1997       1996
                                       ---------- ---------- ---------- ----------- ---------- ---------- ----------
Small Cap Growth Stock Division
  Front Load Version
   Beginning of Period*...............     $1.891     $1.973     $1.856      $1.000         --         --         --
   End of Period......................     $1.536     $1.891     $1.973      $1.856         --         --         --
  Back Load Version
   Beginning of Period*...............     $1,848     $1.945     $1.846      $1.000         --         --         --
   End of Period......................     $1.489     $1,848     $1.945      $1.846         --         --         --
  Number of Units Outstanding,
   End of Period
   Front Load......................... 12,239,721 15,922,457 16,125,306   5,929,217         --         --         --
   Back Load.......................... 25,390,799 26,051,895 24,929,903   6,829,130         --         --         --
T. Rowe Price Small Cap Value Division
  Front Load Version
   Beginning of Period++..............     $1.016     $1.000         --          --         --         --         --
   End of Period......................     $ .955     $1.016         --          --         --         --         --
  Back Load Version
   Beginning of Period++..............     $1.012     $1.000         --          --         --         --         --
   End of Period......................     $ .944     $1.012         --          --         --         --         --
  Number of Units Outstanding,
   End of Period
   Front Load.........................  4,920,040  1,493,941         --          --         --         --         --
   Back Load..........................  8,559,526  2,002,419         --          --         --         --         --
Aggressive Growth Stock Division
  Front Load Version
   Beginning of Period................     $2.247     $2.815     $2.662      $1.859     $1.735     $1.530     $1.305
   End of Period......................     $1.764     $2.247     $2.815      $2.662     $1.859     $1.735     $1.530
  Back Load Version
   Beginning of Period................     $4.504     $5.692     $5.428      $3.808     $3.585     $3.188     $2.743
   End of Period......................     $3.507     $4.504     $5.692      $5.428     $3.808     $3.585     $3.188
  Number of Units Outstanding,
   End of Period
   Front Load......................... 33,977,551 39,698,939 43,573,219  38,181,332 38,301,039 30,869,455 19,593,516
   Back Load.......................... 49,785,661 54,333,105 55,934,656  50,370,063 50,240,828 42,824,318 29,722,778
International Growth Division
  Front Load Version
   Beginning of Period++..............     $ .904     $1.000         --          --         --         --         --
   End of Period......................     $ .790     $ .904         --          --         --         --         --
  Back Load Version
   Beginning of Period++..............     $ .901     $1.000         --          --         --         --         --
   End of Period......................     $ .780     $ .901         --          --         --         --         --
  Number of Units Outstanding,
   End of Period
   Front Load.........................  1,817,763    893,244         --          --         --         --         --
   Back Load..........................  2,169,803    477,797         --          --         --         --         --
Franklin Templeton International
 Equity Division
  Front Load Version
   Beginning of Period................     $1.663     $1.941     $1.964      $1.605     $1.537     $1.374     $1.140
   End of Period......................     $1.368     $1.663     $1.941      $1.964     $1.605     $1.537     $1.374
  Back Load Version
   Beginning of Period................     $1.912     $2.251     $2.298      $1.893     $1.829     $1.649     $1.380
   End of Period......................     $1.560     $1.912     $2.251      $2.298     $1.893     $1.829     $1.649
  Number of Units Outstanding,
   End of Period
   Front Load......................... 28,873,593 43,786,596 36,295,316  32,350,775 30,705,368 24,895,817 12,485,204
   Back Load.......................... 59,523,613 63,464,527 65,229,652  59,168,433 58,015,141 49,418,651 27,579,179

                                       For the Nine
                                       Months Ended
                                       Dec. 31, 1995
                                       -------------
Small Cap Growth Stock Division
  Front Load Version
   Beginning of Period*...............          --
   End of Period......................          --
  Back Load Version
   Beginning of Period*...............          --
   End of Period......................          --
  Number of Units Outstanding,
   End of Period
   Front Load.........................          --
   Back Load..........................          --
T. Rowe Price Small Cap Value Division
  Front Load Version
   Beginning of Period++..............          --
   End of Period......................          --
  Back Load Version
   Beginning of Period++..............          --
   End of Period......................          --
  Number of Units Outstanding,
   End of Period
   Front Load.........................          --
   Back Load..........................          --
Aggressive Growth Stock Division
  Front Load Version
   Beginning of Period................      $1.000
   End of Period......................      $1.305
  Back Load Version
   Beginning of Period................      $2.115
   End of Period......................      $2.743
  Number of Units Outstanding,
   End of Period
   Front Load.........................   5,338,263
   Back Load..........................   8,294,210
International Growth Division
  Front Load Version
   Beginning of Period++..............          --
   End of Period......................          --
  Back Load Version
   Beginning of Period++..............          --
   End of Period......................          --
  Number of Units Outstanding,
   End of Period
   Front Load.........................          --
   Back Load..........................          --
Franklin Templeton International
 Equity Division
  Front Load Version
   Beginning of Period................      $1.000
   End of Period......................      $1.140
  Back Load Version
   Beginning of Period................      $1.218
   End of Period......................      $1.380
  Number of Units Outstanding,
   End of Period
   Front Load.........................   2,784,309
   Back Load..........................   7,214,357

 *The initial investment in the Small Cap Growth Stock Division was made on April 30, 1999.

++The initial investments in the T. Rowe Price Small Cap Value Division and the
  International Growth Division were made on July 31, 2001.

Prospectus

Accumulation Unit Values
Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)


                                                                 For the Years Ended December 31
                                          -----------------------------------------------------------------------------
                                             2002       2001       2000       1999        1998       1997       1996
                                          ---------- ---------- ---------- ----------- ---------- ---------- ----------
Index 400 Stock Division
  Front Load Version
   Beginning of Period*..................     $1.300     $1.314     $1.125      $1.000         --         --         --
   End of Period.........................     $1.106     $1.300     $1.314      $1.125         --         --         --
  Back Load Version
   Beginning of Period*..................     $1.271     $1.295     $1.119      $1.000         --         --         --
   End of Period.........................     $1.072     $1.271     $1.295      $1.119         --         --         --
  Number of Units Outstanding,
   End of Period
   Front Load............................ 15,907,140 16,641,763 14,867,219   6,253,334         --         --         --
   Back Load............................. 32,533,243 27,948,785 22,152,604   7,576,930         --         --         --
Growth Stock Division
  Front Load Version
   Beginning of Period...................     $2.405     $2.815     $2.898      $2.375     $1.883     $1.456     $1.209
   End of Period.........................     $1.896     $2.405     $2.815      $2.898     $2.375     $1.883     $1.456
  Back Load Version
   Beginning of Period...................     $2.458     $2.902     $3.013      $2.491     $1.991     $1.552     $1.300
   End of Period.........................     $1.922     $2.458     $2.902      $3.013     $2.491     $1.991     $1.552
  Number of Units Outstanding,
   End of Period
   Front Load............................ 25,488,985 30,387,726 33,453,807  29,613,096 20,435,890 12,915,731  6,777,198
   Back Load............................. 59,194,944 63,541,355 65,153,124  58,030,851 43,931,364 30,083,122 17,808,617
Large Cap Core Stock Division
  Front Load Version
   Beginning of Period...................     $2.069     $2.253     $2.431      $2.271     $1.852     $1.430     $1.197
   End of Period.........................     $1.480     $2.069     $2.253      $2.431     $2.271     $1.852     $1.430
  Back Load Version
   Beginning of Period...................     $2.116     $2.323     $2.528      $2.382     $1.959     $1.525     $1.287
   End of Period.........................     $1.500     $2.116     $2.323      $2.528     $2.382     $1.959     $1.525
  Number of Units Outstanding,
   End of Period
   Front Load............................ 23,652,881 29,263,116 32,089,215  34,268,909 28,665,538 19,189,183  9,882,138
   Back Load............................. 57,393,540 65,286,277 67,399,622  69,825,444 60,018,961 43,671,623 24,818,409
Capital Guardian Domestic Equity Division
  Front Load Version
   Beginning of Period++.................     $ .976     $1.000         --          --         --         --         --
   End of Period.........................     $ .766     $ .976         --          --         --         --         --
  Back Load Version
   Beginning of Period++.................     $ .973     $1.000         --          --         --         --         --
   End of Period.........................     $ .757     $ .973         --          --         --         --         --
  Number of Units Outstanding,
   End of Period
   Front Load............................  5,595,838  1,938,379         --          --         --         --         --
   Back Load.............................  9,478,669  2,435,683         --          --         --         --         --
Index 500 Stock Division
  Front Load Version
   Beginning of Period...................     $2.495     $2.843     $3.128      $2.597     $2.026     $1.527     $1.249
   End of Period.........................     $1.936     $2.495     $2.843      $3.128     $2.597     $2.026     $1.527
  Back Load Version
   Beginning of Period...................     $3.857     $4.432     $4.919      $4.037     $3.175     $2.414     $1.991
   End of Period.........................     $2.968     $3.857     $4.432      $4.919     $4.037     $3.175     $2.414
  Number of Units Outstanding,
   End of Period
   Front Load............................ 51,158,950 59,351,073 65,635,496  64,985,029 49,367,899 32,584,892 17,301,664
   Back Load............................. 86,075,344 93,733,031 97,164,361  93,536,733 74,933,584 53,900,586 31,553,915

                                          For the Nine
                                          Months Ended
                                          Dec. 31, 1995
                                          -------------
Index 400 Stock Division
  Front Load Version
   Beginning of Period*..................          --
   End of Period.........................          --
  Back Load Version
   Beginning of Period*..................          --
   End of Period.........................          --
  Number of Units Outstanding,
   End of Period
   Front Load............................          --
   Back Load.............................          --
Growth Stock Division
  Front Load Version
   Beginning of Period...................      $1.000
   End of Period.........................      $1.209
  Back Load Version
   Beginning of Period...................      $1.082
   End of Period.........................      $1.300
  Number of Units Outstanding,
   End of Period
   Front Load............................   1,715,092
   Back Load.............................   3,952,191
Large Cap Core Stock Division
  Front Load Version
   Beginning of Period...................      $1.000
   End of Period.........................      $1.197
  Back Load Version
   Beginning of Period...................      $1.083
   End of Period.........................      $1.287
  Number of Units Outstanding,
   End of Period
   Front Load............................   3,530,232
   Back Load.............................   7,514,293
Capital Guardian Domestic Equity Division
  Front Load Version
   Beginning of Period++.................          --
   End of Period.........................          --
  Back Load Version
   Beginning of Period++.................          --
   End of Period.........................          --
  Number of Units Outstanding,
   End of Period
   Front Load............................          --
   Back Load.............................          --
Index 500 Stock Division
  Front Load Version
   Beginning of Period...................      $1.000
   End of Period.........................      $1.249
  Back Load Version
   Beginning of Period...................      $1.604
   End of Period.........................      $1.991
  Number of Units Outstanding,
   End of Period
   Front Load............................     278,235
   Back Load.............................     471,752

 *The initial investment in the Index 400 Stock Division was made on April 30, 1999.

++The initial investment in the Capital Guardian Domestic Equity Division was made on July 31, 2001.

                                                                     Prospectus

Accumulation Unit Values
Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)


                                                       For the Years Ended December 31                        For the Nine
                                ----------------------------------------------------------------------------- Months Ended
                                   2002       2001       2000       1999        1998       1997       1996    Dec. 31, 1995
                                ---------- ---------- ---------- ----------- ---------- ---------- ---------- -------------
Asset Allocation Division
  Front Load Version
   Beginning of Period++.......     $ .977     $1.000         --          --         --         --         --          --
   End of Period...............     $ .874     $ .977         --          --         --         --         --          --
  Back Load Version
   Beginning of Period++.......     $ .974     $1.000         --          --         --         --         --          --
   End of Period...............     $ .863     $ .974         --          --         --         --         --          --
  Number of Units Outstanding,
   End of Period
   Front Load..................  7,155,880  2,155,852         --          --         --         --         --          --
   Back Load................... 10,512,707  2,594,700         --          --         --         --         --          --
Balanced Division
  Front Load Version
   Beginning of Period.........     $2.031     $2.106     $2.118      $1.912     $1.615     $1.334     $1.181      $1.000
   End of Period...............     $1.871     $2.031     $2.106      $2.118     $1.912     $1.615     $1.334      $1.181
  Back Load Version
   Beginning of Period.........     $7.047     $7.368     $7.473      $6.771     $5.768     $4.806     $4.290      $3.655
   End of Period...............     $6.435     $7.047     $7.368      $7.473     $6.771     $5.768     $4.806      $4.290
  Number of Units Outstanding,
   End of Period
   Front Load.................. 73,767,182 88,804,688 97,628,015 102,078,367 72,292,495 43,288,762 24,916,332     164,302
   Back Load................... 52,815,904 57,631,400 60,156,780  60,554,119 50,001,293 37,392,725 24,088,931     372,457
High Yield Bond Division
  Front Load Version
   Beginning of Period.........     $1.474     $1.409     $1.483      $1.496     $1.530     $1.326     $1.112      $1.000
   End of Period...............     $1.426     $1.474     $1.409      $1.483     $1.496     $1.530     $1.326      $1.112
  Back Load Version
   Beginning of Period.........     $1.485     $1.432     $1.520      $1.546     $1.595     $1.394     $1.178      $1.067
   End of Period...............     $1.424     $1.485     $1.432      $1.520     $1.546     $1.595     $1.394      $1.178
  Number of Units Outstanding,
   End of Period
   Front Load.................. 13,150,685 15,351,843 15,642,373  17,635,247 19,796,158 11,305,194  4,518,513   1,418,382
   Back Load................... 25,851,213 27,704,458 28,261,950  31,364,004 34,432,479 22,019,285 10,288,680   2,700,647
Select Bond Division
  Front Load Version
   Beginning of Period.........     $1.606     $1.461     $1.331      $1.350     $1.266     $1.161     $1.129      $1.000
   End of Period...............     $1.793     $1.606     $1.461      $1.331     $1.350     $1.266     $1.161      $1.129
  Back Load Version
   Beginning of Period.........     $8.300     $7.615     $6.996      $7.088     $6.703     $6.201     $6.078      $5.419
   End of Period...............     $9.188     $8.300     $7.615      $6.996     $7.088     $6.703     $6.201      $6.078
  Number of Units Outstanding,
   End of Period
   Front Load.................. 33,757,514 31,704,805 28,492,696  29,869,748 22,093,895 12,652,127  6,391,221      26,732
   Back Load................... 12,269,348 10,113,548  8,458,657   8,674,455  8,005,277  5,418,476  3,653,656      50,828
Money Market Division
  Front Load Version
   Beginning of Period.........     $1.380     $1.333     $1.259      $1.203     $1.146     $1.091     $1.040      $1.000
   End of Period...............     $1.397     $1.380     $1.333      $1.259     $1.203     $1.146     $1.091      $1.040
  Back Load Version
   Beginning of Period.........     $2.724     $2.655     $2.529      $2.431     $2.335     $2.241     $2.156      $2.086
   End of Period...............     $2.735     $2.724     $2.655      $2.529     $2.431     $2.335     $2.241      $2.156
  Number of Units Outstanding,
   End of Period
   Front Load.................. 42,940,997 38,574,176 58,572,481  57,765,350 27,165,662 16,238,723 11,210,749     327,441
   Back Load................... 27,441,083 25,637,013 20,230,487  30,818,748 22,512,853 14,615,063 12,209,698     379,473

++The initial investment in the Asset Allocation Division was made on July 31, 2001.

Prospectus

Accumulation Unit Values
Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 (continued)

Russell Investment Funds



                                  For the Years Ended
                                      December 31            For the Eight
                            -------------------------------- Months Ended
                               2002       2001       2000    Dec. 31, 1999
                            ---------- ---------- ---------- -------------
      Multi-Style Equity
       Division
        Front Load Version
         Beginning of
          Period#..........      $.801      $.938     $1.073      $1.000
         End of Period.....      $.613      $.801      $.938      $1.073
        Back Load Version
         Beginning of
          Period#..........      $.783      $.925     $1.067      $1.000
         End of Period.....      $.594      $.783      $.925      $1.067
        Number of Units
         Outstanding,
         End of Period
         Front Load........ 20,046,435 23,334,172 25,693,117  14,702,392
         Back Load......... 25,858,008 26,373,061 24,591,986  15,268,513
      Aggressive Equity
       Division
        Front Load Version
         Beginning of
          Period#..........     $1.064     $1.094     $1.106      $1.000
         End of Period.....      $.858     $1.064     $1.094      $1.106
        Back Load Version
         Beginning of
          Period#..........     $1.040     $1.079     $1.100      $1.000
         End of Period.....      $.832     $1.040     $1.079      $1.100
        Number of Units
         Outstanding,
         End of Period
         Front Load........  7,408,055  7,916,330  8,881,058   4,174,119
         Back Load.........  8,902,496  8,918,984  8,228,003   4,192,812
      Non-U.S. Division
        Front Load Version
         Beginning of
          Period#..........      $.827     $1.065     $1.250      $1.000
         End of Period.....      $.699      $.827     $1.065      $1.250
        Back Load Version
         Beginning of
          Period#..........      $.809     $1.050     $1.243      $1.000
         End of Period.....      $.678      $.809     $1.050      $1.243
        Number of Units
         Outstanding,
         End of Period
         Front Load........ 10,489,012 12,452,057 13,438,754   5,811,225
         Back Load......... 12,428,512 12,691,490 11,778,072   4,937,116

#The initial investment was made on April 30, 1999.

                                  For the Years Ended
                                      December 31            For the Eight
                            -------------------------------- Months Ended
                               2002       2001       2000    Dec. 31, 1999
                            ---------- ---------- ---------- -------------
      Real Estate
       Securities Division
        Front Load Version
         Beginning of
          Period#..........     $1.259     $1.172      $.925      $1.000
         End of Period.....     $1.302     $1.259     $1.172       $.925
        Back Load Version
         Beginning of
          Period#..........     $1.231     $1.156      $.920      $1.000
         End of Period.....     $1.262     $1.231     $1.156       $.920
        Number of Units
         Outstanding,
         End of Period
         Front Load........  7,294,758  6,200,817  5,029,444   2,828,333
         Back Load......... 13,381,267  7,836,969  4,955,290   2,072,707
      Core Bond Division
        Front Load Version
         Beginning of
          Period#..........     $1.159     $1.083      $.989      $1.000
         End of Period.....     $1.256     $1.159     $1.083       $.989
        Back Load Version
         Beginning of
          Period#..........     $1.133     $1.068      $.983      $1.000
         End of Period.....     $1.218     $1.133     $1.068       $.983
        Number of Units
         Outstanding,
         End of Period
         Front Load........  9,417,461 10,026,718  9,765,167   5,501,177
         Back Load.........  9,785,769  8,767,348  6,769,585   4,595,473

                                                                     Prospectus

Accumulation Unit Values
Contracts Issued After December 16, 1981 and Prior to March 31, 1995

Northwestern Mutual Series Fund, Inc.


                                                                  For the Years Ended December 31
                      -----------------------------------------------------------------------------------------------------------
                         2002        2001        2000        1999        1998        1997        1996        1995        1994
                      ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Small Cap Growth
 Stock Division
  Beginning of
   Period*...........      $1.848      $1.945      $1.846      $1.000          --          --          --          --          --
  End of Period......      $1.489      $1.848      $1.945      $1.846          --          --          --          --          --
  Number of Units
   Outstanding, End
   of Period.........  30,160,090  33,098,672  34,272,180  13,315,327          --          --          --          --          --
T. Rowe Price Small
 Cap Value Division
  Beginning of
   Period++..........      $1.012      $1.000          --          --          --          --          --          --          --
  End of Period......       $.944      $1.012          --          --          --          --          --          --          --
  Number of Units
   Outstanding, End
   of Period.........  13,871,365   2,822,064          --          --          --          --          --          --          --
Aggressive Growth
 Stock Division
  Beginning of
   Period............      $4.504      $5.692      $5.428      $3.822      $3.598      $3.200      $2.753      $2.001      $1.922
  End of Period......      $3.507      $4.504      $5.692      $5.428      $3.822      $3.598      $3.200      $2.753      $2.001
  Number of Units
   Outstanding, End
   of Period.........  98,102,497 109,859,708 118,817,594 118,954,187 142,251,000 157,775,380 162,837,073 147,960,662 123,249,312
International Growth
 Division
  Beginning of
   Period++..........       $.901      $1.000          --          --          --          --          --          --          --
  End of Period......       $.780       $.901          --          --          --          --          --          --          --
  Number of Units
   Outstanding, End
   of Period.........   3,340,865     562,207          --          --          --          --          --          --          --
Franklin Templeton
 International Equity
 Division
  Beginning of
   Period+...........      $1.912      $2.251      $2.298      $1.893      $1.829      $1.649      $1.380      $1.220      $1.236
  End of Period......      $1.560      $1.912      $2.251      $2.298      $1.893      $1.829      $1.649      $1.380      $1.220
  Number of Units
   Outstanding, End
   of Period......... 112,474,064 125,486,737 136,785,885 143,590,615 169,478,000 194,160,450 190,864,716 179,261,185 186,097,279
Index 400 Stock
 Division
  Beginning of
   Period*...........      $1.271      $1.295      $1.119      $1.000          --          --          --          --          --
  End of Period......      $1.072      $1.271      $1.295      $1.119          --          --          --          --          --
  Number of Units
   Outstanding, End
   of Period.........  37,757,306  33,195,315  26,409,862   7,869,853          --          --          --          --          --


                         1993
                      -----------
Small Cap Growth
 Stock Division
  Beginning of
   Period*...........          --
  End of Period......          --
  Number of Units
   Outstanding, End
   of Period.........          --
T. Rowe Price Small
 Cap Value Division
  Beginning of
   Period++..........          --
  End of Period......          --
  Number of Units
   Outstanding, End
   of Period.........          --
Aggressive Growth
 Stock Division
  Beginning of
   Period............      $1.634
  End of Period......      $1.922
  Number of Units
   Outstanding, End
   of Period.........  77,246,018
International Growth
 Division
  Beginning of
   Period++..........          --
  End of Period......          --
  Number of Units
   Outstanding, End
   of Period.........          --
Franklin Templeton
 International Equity
 Division
  Beginning of
   Period+...........      $1.000
  End of Period......      $1.236
  Number of Units
   Outstanding, End
   of Period.........  74,174,799
Index 400 Stock
 Division
  Beginning of
   Period*...........          --
  End of Period......          --
  Number of Units
   Outstanding, End
   of Period.........          --

 *The initial investments in the Small Cap Growth Stock Division and the Index
  400 Stock Division were made on April 30, 1999.

 +The initial investment in the Franklin Templeton International Equity
  Division was made on April 30, 1993.

++The initial investments in the T. Rowe Price Small Cap Value Division and the
  International Growth Division were made on July 31, 2001.

Prospectus

Accumulation Unit Values
Contracts Issued After December 16, 1981 and Prior to March 31, 1995 (continued)

Northwestern Mutual Series Fund, Inc. (continued)


                                                                  For the Years Ended December 31
                      -----------------------------------------------------------------------------------------------------------
                         2002        2001        2000        1999        1998        1997        1996        1995        1994
                      ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Growth Stock Division
  Beginning of
   Period**..........      $2.458      $2.902      $3.013      $2.491      $1.991      $1.552      $1.300      $1.006      $1.000
  End of Period......      $1.922      $2.458      $2.902      $3.013      $2.491      $1.991      $1.552      $1.300      $1.006
  Number of Units
   Outstanding, End
   of Period.........  58,923,625  66,217,385  71,406,848  66,687,549  55,526,000  45,562,063  37,212,487  24,827,801  12,213,322
Large Cap Core Stock
 Division
  Beginning of
   Period**..........      $2.116      $2.323      $2.528      $2.382      $1.959      $1.525      $1.287      $0.994      $1.000
  End of Period......      $1.500      $2.116      $2.323      $2.528      $2.382      $1.959      $1.525      $1.287      $0.994
  Number of Units
   Outstanding, End
   of Period.........  56,245,882  67,221,960  71,781,083  83,676,884  87,082,000  80,719,502  63,969,388  52,866,200  31,542,581
Capital Guardian
 Domestic Equity
 Division
  Beginning of
   Period++..........       $.973      $1.000          --          --          --          --          --          --          --
  End of Period......       $.757       $.973          --          --          --          --          --          --          --
  Number of Units
   Outstanding, End
   of Period.........  15,367,555   2,631,660          --          --          --          --          --          --          --
Index 500 Stock
 Division
  Beginning of
   Period............      $3.857      $4.432      $4.919      $4.119      $3.240      $2.463      $2.032      $1.499      $1.500
  End of Period......      $2.968      $3.857      $4.432      $4.919      $4.119      $3.240      $2.463      $2.032      $1.499
  Number of Units
   Outstanding, End
   of Period......... 124,921,338 140,197,508 152,124,600 165,311,237 163,099,000 156,622,110 146,945,069 134,818,674 119,845,898
Asset Allocation
 Division
  Beginning of
   Period++..........       $.974      $1.000          --          --          --          --          --          --          --
  End of Period......       $.863       $.974          --          --          --          --          --          --          --
  Number of Units
   Outstanding, End
   of Period.........  20,094,063   4,917,440          --          --          --          --          --          --          --
Balanced Division
  Beginning of
   Period............      $7.047      $7.368      $7.473      $6.805      $5.796      $4.830      $4.311      $3.453      $3.497
  End of Period......      $6.435      $7.047      $7.368      $7.473      $6.805      $5.796      $4.830      $4.311      $3.453
  Number of Units
   Outstanding, End
   of Period......... 217,113,399 237,544,475 253,369,070 281,204,060 303,184,000 315,853,927 331,700,359 347,995,936 363,391,482


                         1993
                      -----------
Growth Stock Division
  Beginning of
   Period**..........          --
  End of Period......          --
  Number of Units
   Outstanding, End
   of Period.........          --
Large Cap Core Stock
 Division
  Beginning of
   Period**..........          --
  End of Period......          --
  Number of Units
   Outstanding, End
   of Period.........          --
Capital Guardian
 Domestic Equity
 Division
  Beginning of
   Period++..........          --
  End of Period......          --
  Number of Units
   Outstanding, End
   of Period.........          --
Index 500 Stock
 Division
  Beginning of
   Period............      $1.384
  End of Period......      $1.500
  Number of Units
   Outstanding, End
   of Period......... 105,795,927
Asset Allocation
 Division
  Beginning of
   Period++..........          --
  End of Period......          --
  Number of Units
   Outstanding, End
   of Period.........          --
Balanced Division
  Beginning of
   Period............      $3.232
  End of Period......      $3.497
  Number of Units
   Outstanding, End
   of Period......... 377,043,512

**The initial investments in the Growth Stock Division and the Large Cap Core
  Stock Division were made on May 3, 1994.

++The initial investments in the Capital Guardian Domestic Equity Division and the Asset Allocation Division were made on July 31, 2001.

                                                                     Prospectus

Accumulation Unit Values
Contracts Issued After December 16, 1981 and Prior to March 31, 1995 (continued)

Northwestern Mutual Series Fund, Inc. (continued)


                                                                  For the Years Ended December 31
                      -----------------------------------------------------------------------------------------------------------
                         2002        2001        2000        1999        1998        1997        1996        1995        1994
                      ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
High Yield Bond
 Division
  Beginning of
   Period**..........      $1.485      $1.432      $1.520      $1.546      $1.595      $1.394      $1.178      $1.022      $1.000
  End of Period......      $1.424      $1.485      $1.432      $1.520      $1.546      $1.595      $1.394      $1.178      $1.022
  Number of Units
   Outstanding, End
   of Period.........  18,690,912  20,388,323  20,853,325  25,579,785  32,974,000  28,965,737  18,022,623  13,474,146   7,229,418
Select Bond Division
  Beginning of
   Period............      $8.300      $7.615      $6.996      $7.157      $6.768      $6.261      $6.137      $5.217      $5.437
  End of Period......      $9.188      $8.300      $7.615      $6.996      $7.157      $6.768      $6.261      $6.137      $5.217
  Number of Units
   Outstanding, End
   of Period.........  20,033,605  16,893,081  14,469,582  17,090,593  19,458,000  18,885,862  19,498,362  21,048,883  20,642,740
Money Market Division
  Beginning of
   Period............      $2.724      $2.655      $2.529      $2.436      $2.340      $2.246      $2.161      $2.067      $2.012
  End of Period......      $2.735      $2.724      $2.655      $2.529      $2.436      $2.340      $2.246      $2.161      $2.067
  Number of Units
   Outstanding, End
   of Period.........  49,898,646  48,197,528  38,915,842  52,168,990  46,757,000  33,000,108  35,677,445  34,040,829  31,466,730


                         1993
                      -----------
High Yield Bond
 Division
  Beginning of
   Period**..........          --
  End of Period......          --
  Number of Units
   Outstanding, End
   of Period.........          --
Select Bond Division
  Beginning of
   Period............      $4.990
  End of Period......      $5.437
  Number of Units
   Outstanding, End
   of Period.........  21,874,778
Money Market Division
  Beginning of
   Period............      $1.980
  End of Period......      $2.012
  Number of Units
   Outstanding, End
   of Period.........  24,431,865

**The initial investment in the High Yield Bond Division was made May 3, 1994.

Prospectus

Accumulation Unit Values
Contracts Issued After December 16, 1981 and Prior to March 31, 1995 (continued)

Russell Investment Funds


                                 For the Years Ended
                                     December 31            For the Eight
                           -------------------------------- Months Ended
                              2002       2001       2000    Dec. 31, 1999
                           ---------- ---------- ---------- -------------
      Multi-Style Equity
       Division
        Beginning of
         Period#..........      $.783      $.925     $1.067      $1.000
        End of Period.....      $.594      $.783      $.925      $1.067
        Number of Units
         Outstanding, End
         of Period........ 22,003,517 23,789,522 22,597,286  14,784,953
      Aggressive Equity
       Division
        Beginning of
         Period#..........     $1.040     $1.079     $1.100      $1.000
        End of Period.....      $.832     $1.040     $1.079      $1.100
        Number of Units
         Outstanding, End
         of Period........  9,413,073  9,889,843 10,041,175   6,268,375
      Non-U.S. Division
        Beginning of
         Period#..........      $.809     $1.050     $1.243      $1.000
        End of Period.....      $.678      $.809     $1.050      $1.243
        Number of Units
         Outstanding, End
         of Period........ 13,476,704 13,605,076 14,090,409   7,403,677

#The initial investment was made on April 30, 1999.

                                 For the Years Ended
                                     December 31            For the Eight
                           -------------------------------- Months Ended
                              2002       2001       2000    Dec. 31, 1999
                           ---------- ---------- ---------- -------------
      Real Estate
       Securities Division
        Beginning of
         Period#..........     $1.231     $1.156      $.920      $1.000
        End of Period.....     $1.262     $1.231     $1.156       $.920
        Number of Units
         Outstanding, End
         of Period........ 16,346,912  9,256,072  5,199,881   2,245,122
      Core Bond Division
        Beginning of
         Period#..........     $1.134     $1.068      $.983      $1.000
        End of Period.....     $1.218     $1.134     $1.068       $.983
        Number of Units
         Outstanding, End
         of Period........ 10,480,759  7,626,070  4,950,184   3,415,035

                                                                     Prospectus

Accumulation Unit Values
Contracts Issued Prior to December 17, 1981

Northwestern Mutual Series Fund, Inc.


                                                                   For the Years Ended December 31
                                 -----------------------------------------------------------------------------------------
                                   2002      2001      2000      1999      1998      1997      1996      1995      1994
                                 --------- --------- --------- --------- --------- --------- --------- --------- ---------
Small Cap Growth Stock Division
  Beginning of Period*..........    $1.873    $1.961    $1.852    $1.000        --        --        --        --        --
  End of Period.................    $1.517    $1.873    $1.961    $1.852        --        --        --        --        --
  Number of Units Outstanding,
   End of Period................   312,568   380,998   403,484   215,103        --        --        --        --        --
T. Rowe Price Small Cap Value
  Division
  Beginning of Period++.........    $1.014    $1.000        --        --        --        --        --        --        --
  End of Period.................     $.951    $1.014        --        --        --        --        --        --        --
  Number of Units Outstanding,
   End of Period................   185,108        --        --        --        --        --        --        --        --
Aggressive Growth Stock Division
  Beginning of Period...........    $4.760    $5.986    $5.680    $3.980    $3.728    $3.299    $2.824    $2.042    $1.952
  End of Period.................    $3.725    $4.760    $5.986    $5.680    $3.980    $3.728    $3.299    $2.824    $2.042
  Number of Units Outstanding,
   End of Period................   801,249   947,094 1,013,120   987,587 1,033,099 1,476,370 1,697,195 1,617,883 1,474,133
International Growth Division
  Beginning of Period++.........     $.903    $1.000        --        --        --        --        --        --        --
  End of Period.................     $.786     $.903        --        --        --        --        --        --        --
  Number of Units Outstanding,
   End of Period................    16,888        --        --        --        --        --        --        --        --
Franklin Templeton International
  Equity Division
  Beginning of Period+..........    $1.997    $2.339    $2.376    $1.947    $1.872    $1.680    $1.398    $1.230    $1.240
  End of Period.................    $1.637    $1.997    $2.339    $2.376    $1.947    $1.872    $1.680    $1.398    $1.230
  Number of Units Outstanding,
   End of Period................ 1,093,077 1,273,380 1,337,231 1,529,763 1,521,122 2,125,863 2,276,960 2,141,462 2,642,855
Index 400 Stock Division
  Beginning of Period*..........    $1.288    $1.306    $1.123    $1.000        --        --        --        --        --
  End of Period.................    $1.092    $1.288    $1.306    $1.123        --        --        --        --        --
  Number of Units Outstanding,
   End of Period................   505,240   477,933   361,009    67,233        --        --        --        --        --
Growth Stock Division
  Beginning of Period**.........    $2.554    $3.000    $3.100    $2.549    $2.027    $1.573    $1.311    $1.009        --
  End of Period.................    $2.007    $2.554    $3.000    $3.100    $2.549    $2.027    $1.573    $1.311        --
  Number of Units Outstanding,
   End of Period................   516,914   656,290   677,369   595,016   334,810   263,014   239,460    19,315        --
Large Cap Core Stock Division
  Beginning of Period**.........    $2.198    $2.402    $2.601    $2.438    $1.995    $1.546    $1.298    $0.997        --
  End of Period.................    $1.567    $2.198    $2.402    $2.601    $2.438    $1.995    $1.546    $1.298        --
  Number of Units Outstanding,
   End of Period................   427,477   543,635   566,163   645,397   433,265   551,213   221,275    32,681        --
Capital Guardian Domestic Equity
 Division
  Beginning of Period++.........     $.976    $1.000        --        --        --        --        --        --        --
  End of Period.................     $.762    $ .976        --        --        --        --        --        --        --
  Number of Units Outstanding,
   End of Period................   255,652        --        --        --        --        --        --        --        --


                                   1993
                                 ---------
Small Cap Growth Stock Division
  Beginning of Period*..........        --
  End of Period.................        --
  Number of Units Outstanding,
   End of Period................        --
T. Rowe Price Small Cap Value
  Division
  Beginning of Period++.........        --
  End of Period.................        --
  Number of Units Outstanding,
   End of Period................        --
Aggressive Growth Stock Division
  Beginning of Period...........    $1.651
  End of Period.................    $1.952
  Number of Units Outstanding,
   End of Period................   969,604
International Growth Division
  Beginning of Period++.........        --
  End of Period.................        --
  Number of Units Outstanding,
   End of Period................        --
Franklin Templeton International
  Equity Division
  Beginning of Period+..........    $1.000
  End of Period.................    $1.240
  Number of Units Outstanding,
   End of Period................ 1,802,948
Index 400 Stock Division
  Beginning of Period*..........        --
  End of Period.................        --
  Number of Units Outstanding,
   End of Period................        --
Growth Stock Division
  Beginning of Period**.........        --
  End of Period.................        --
  Number of Units Outstanding,
   End of Period................        --
Large Cap Core Stock Division
  Beginning of Period**.........        --
  End of Period.................        --
  Number of Units Outstanding,
   End of Period................        --
Capital Guardian Domestic Equity
 Division
  Beginning of Period++.........        --
  End of Period.................        --
  Number of Units Outstanding,
   End of Period................        --

 *The initial investments in the Small Cap Growth Stock Division and the Index
  400 Stock Division were made on April 30, 1999.

 +The initial investment in the Franklin Templeton International Equity
  Division was made on April 30, 1993.

**The initial investments in the Growth Stock Division and the Large Cap Core
  Stock Division were made on May 3, 1994.

++The initial investments in the T. Rowe Price Small Cap Value Division, the
  International Growth Division and the Capital Guardian Domestic Equity Division were made on July 31, 2001.

Prospectus

Accumulation Unit Values
Contracts Issued Prior to December 17, 1981 (continued)

Northwestern Mutual Series Fund, Inc. (continued)


                                                                     For the Years Ended December 31
                                ----------------------------------------------------------------------------------------------
                                  2002      2001      2000      1999       1998       1997       1996       1995       1994
                                --------- --------- --------- --------- ---------- ---------- ---------- ---------- ----------
Index 500 Stock Division
  Beginning of Period..........    $4.077    $4.661    $5.147    $4.289     $3.357     $2.539     $2.084     $1.530     $1.523
  End of Period................    $3.153    $4.077    $4.661    $5.147     $4.289     $3.357     $2.539     $2.084     $1.530
  Number of Units Outstanding,
   End of Period............... 7,721,073 8,786,560 9,313,735 9,855,509 10,167,099 11,228,774 12,234,934 13,256,279 14,230,394
Asset Allocation Division
  Beginning of Period++........     $.976    $1.000        --        --         --         --         --         --         --
  End of Period................     $.869     $.976        --        --         --         --         --         --         --
  Number of Units Outstanding,
   End of Period...............   296,634     6,089        --        --         --         --         --         --         --
Balanced Division
  Beginning of Period..........    $7.788    $8.102    $8.176    $7.408     $6.278     $5.205     $4.623     $3.685     $3.713
  End of Period................    $7.147    $7.788    $8.102    $8.176     $7.408     $6.278     $5.205     $4.623     $3.685
  Number of Units Outstanding,
   End of Period............... 3,566,290 4,202,216 4,691,117 5,215,538  3,072,434  6,272,328  6,695,097  7,327,654  8,155,713
High-Yield Division
  Beginning of Period**........    $1.543    $1.480    $1.563    $1.582     $1.624     $1.412     $1.188     $1.025         --
  End of Period................    $1.487    $1.543    $1.480    $1.563     $1.582     $1.624     $1.412     $1.188         --
  Number of Units Outstanding,
   End of Period...............   121,683    88,091   110,541   128,688    139,262    251,003    125,053     58,755         --
Select Bond Division
  Beginning of Period..........    $9.175    $8.376    $7.657    $7.794     $7.334     $6.750     $6.583     $5.569     $5.774
  End of Period................   $10.207    $9.175    $8.376    $7.657     $7.794     $7.334     $6.750     $6.583     $5.569
  Number of Units Outstanding,
   End of Period...............   663,785   684,173   744,251   843,819    956,838  1,078,985  1,151,998  1,364,416  1,492,775
Money Market Division
  Beginning of Period..........    $3.011    $2.919    $2.767    $2.652     $2.535     $2.421     $2.317     $2.206     $2.136
  End of Period................    $3.038    $3.011    $2.919    $2.767     $2.652     $2.535     $2.421     $2.317     $2.206
  Number of Units Outstanding,
   End of Period...............   730,638 1,043,992 1,001,631 1,359,352  1,060,152    997,887  1,377,051  1,358,156  1,458,463


                                   1993
                                ----------
Index 500 Stock Division
  Beginning of Period..........     $1.398
  End of Period................     $1.523
  Number of Units Outstanding,
   End of Period............... 15,442,799
Asset Allocation Division
  Beginning of Period++........         --
  End of Period................         --
  Number of Units Outstanding,
   End of Period...............         --
Balanced Division
  Beginning of Period..........     $3.414
  End of Period................     $3.713
  Number of Units Outstanding,
   End of Period...............  9,324,132
High-Yield Division
  Beginning of Period**........         --
  End of Period................         --
  Number of Units Outstanding,
   End of Period...............         --
Select Bond Division
  Beginning of Period..........     $5.273
  End of Period................     $5.774
  Number of Units Outstanding,
   End of Period...............  1,701,121
Money Market Division
  Beginning of Period..........     $2.092
  End of Period................     $2.136
  Number of Units Outstanding,
   End of Period...............  1,331,457

++The initial investment in the Asset Allocation Division was made on July 31, 2001.

** The initial investment in the High Yield Bond Division was made on May 3,
  1994.

                                                                     Prospectus

Accumulation Unit Values
Contracts Issued Prior to December 17, 1981 (continued)

Russell Investment Funds

                                  For the Years Ended
                                      December 31       For the Eight
                                ----------------------- Months Ended
                                 2002    2001    2000   Dec. 31, 1999
                                ------- ------- ------- -------------
           Multi-Style Equity
            Division
             Beginning of
              Period#..........   $.794   $.932  $1.071     $1.000
             End of Period.....   $.605   $.794   $.932     $1.071
             Number of Units
              Outstanding, End
              of Period........ 274,017 271,869 147,669    244,293
           Aggressive Equity
            Division
             Beginning of
              Period#..........  $1.054  $1.088  $1.104     $1.000
             End of Period.....   $.847  $1.054  $1.088     $1.104
             Number of Units
              Outstanding, End
              of Period........ 168,449 153,998 231,115    107,734
           Non-U.S. Division
             Beginning of
              Period#..........   $.820  $1.059  $1.247     $1.000
             End of Period.....   $.690   $.820  $1.059     $1.247
             Number of Units
              Outstanding, End
              of Period........ 100,239 114,897  94,720     34,751

#The initial investment was made on April 30, 1999.

                                   For the Years Ended
                                       December 31       For the Eight
                                 ----------------------- Months Ended
                                  2002    2001    2000   Dec. 31, 1999
                                 ------- ------- ------- -------------
          Real Estate Securities
           Division
            Beginning of
             Period#............  $1.247  $1.165   $.923    $1.000
            End of Period.......  $1.285  $1.247  $1.165     $.923
            Number of Units
             Outstanding, End
             of Period.......... 185,154  28,139   6,452     2.135
          Core Bond Division
            Beginning of
             Period#............  $1.148  $1.077   $.986    $1.000
            End of Period.......  $1.240  $1.148  $1.077     $.986
            Number of Units
             Outstanding, End
             of Period..........  24,997  10,497   2,034     2,029


--------------------------------------------------------------------------------


The Company

The Northwestern Mutual Life Insurance Company was organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceed $98 billion. Northwestern Mutual sells life and disability income insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

"We" in this prospectus means Northwestern Mutual.


--------------------------------------------------------------------------------

NML Variable Annuity Account B

We established the Account on February 14, 1968 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Account has twenty-four Divisions. The money you invest to provide variable benefits under your Contract is placed in one or more of the Divisions as you direct.

Under Wisconsin law, the investment operations of the Account are kept separate from our other operations. The values for your Contract will not be affected by income, gains or losses for the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Account for your Contract will determine the value of your Contract benefits and will not affect the rest of our business. The assets in the Account are reserved for you and other Contract owners, although the assets belong to us and we do not hold the assets as a trustee. We and our creditors cannot reach those assets to satisfy other obligations until our obligations under your Contract have been satisfied. But all of our assets (except those we hold in some other separate accounts) are available to satisfy our obligations under your Contract.

Prospectus

The Funds

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.

The investment adviser for the Fund is Mason Street Advisors, LLC ("MSA"), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays MSA a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .85% for the T. Rowe Price Small Cap Value Portfolio and the AllianceBernstein Mid Cap Value Portfolio. Other expenses borne by the Portfolios range from .00% for the Aggressive Growth Stock, Balanced, Select Bond, and Money Market Portfolios to .35% for the International Growth Portfolio. We provide the people and facilities MSA uses in performing its investment advisory functions and we are a party to the investment advisory agreement. MSA has retained Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., Alliance Capital Management L.P. and Janus Capital Management LLC under investment sub-advisory agreements to provide investment advice to the Franklin Templeton International Equity Portfolio, the Capital Guardian Domestic Equity Portfolio, the T. Rowe Price Small Cap Value Portfolio, the T. Rowe Price Equity Income Portfolio, the AllianceBernstein Mid Cap Value Portfolio and the Janus Capital Appreciation Portfolio.

The investment objectives and types of investments for each of the eighteen Portfolios of the Fund are set forth below. There can be no assurance that the Portfolios will realize their objectives.

Small Cap Growth Stock Portfolio The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the equity securities of small companies selected for their growth potential.

T. Rowe Price Small Cap Value Portfolio The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of small companies that are believed to be undervalued.

Aggressive Growth Stock Portfolio   The investment objective of the Aggressive
Growth Stock Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of companies selected for their growth potential.

International Growth Portfolio The investment objective of the International Growth Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of issuers from countries outside the United States ("U.S.") selected for their growth potential.

Franklin Templeton International Equity Portfolio The investment objective of the Franklin Templeton International Equity Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of issuers from countries outside the U.S. that are believed to be undervalued.

AllianceBernstein Mid Cap Value Portfolio The primary investment objective of the AllianceBernstein Mid Cap Value Portfolio is long-term growth of capital. Current income is a secondary objective. The Portfolio pursues these objectives by investing primarily in the equity securities of mid-sized companies that are believed to be undervalued.

Index 400 Stock Portfolio The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's Mid Cap 400 Index ("S&P MidCap 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P MidCap 400 Index.

Janus Capital Appreciation Portfolio The investment objective of the Janus Capital Appreciation Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in equity securities selected for their growth potential.

Growth Stock Portfolio The primary investment objective of the Growth Stock Portfolio is long-term growth of capital. A secondary objective is to seek current income. The Portfolio seeks to achieve these objectives primarily by investing in the equity securities of companies that are selected for their growth potential.

Large Cap Core Stock Portfolio The investment objectives of the Large Cap Core Stock Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives by investing primarily in the equity securities of large capitalization companies.

Capital Guardian Domestic Equity Portfolio The investment objectives of the Capital Guardian Domestic Equity Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives by investing primarily in the equity securities of U.S. issuers that are believed to be undervalued.

T. Rowe Price Equity Income Portfolio The investment objectives of the T. Rowe Price Equity Income Portfolio are

                                                                     Prospectus
long-term growth of capital and income. The Portfolio seeks to achieve these objectives through investment in the equity securities of established companies.

Index 500 Stock Portfolio The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio attempts to meet this objective by investing in stocks included in the S&P 500 Index.

Asset Allocation Portfolio The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among equity securities, debt investments, and cash or cash equivalents. Equity securities may include foreign stocks and debt investments may include non-investment grade obligations.

Balanced Portfolio The investment objective of the Balanced Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. The assets of the Balanced Portfolio will be invested in the stock, bond and money market sectors as described for the Index 500 Stock, Select Bond and Money Market Portfolios. The mix of investments among the three market sectors will be adjusted continuously.

High Yield Bond Portfolio The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation. The Portfolio invests primarily in debt securities that are rated below investment grade by at least one major rating agency. High yield debt securities are often called "junk bonds".

Select Bond Portfolio The primary investment objective of the Select Bond Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio's assets are invested primarily in debt securities that are rated investment grade by at least one major rating agency.

Money Market Portfolio The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The assets of the Portfolio are invested in money market instruments and other debt investments with maturities not exceeding 397 days.

Fidelity VIP Mid Cap Portfolio. The Fidelity(R) VIP Mid Cap Portfolio is a fund of Variable Insurance Products Fund III, a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys Service Class 2 shares of the Fidelity(R) VIP Mid Cap Portfolio at their net asset value.

The investment adviser for the Fidelity(R) VIP Mid Cap Portfolio is Fidelity Management and Research Company.

The Fidelity(R) VIP Mid Cap Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalization. These are companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index. The Portfolio normally invests primarily in common stocks. For information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for the Fidelity(R) Variable Insurance Products Service Class 2 Mid Cap Portfolio.

Russell Investment Funds

The Russell Investment Funds also comprise a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Investment Funds at their net asset value without any sales charge.

The assets of each of the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Investment Funds. Russell is our majority-owned subsidiary.

The investment objectives and types of investments for each of the five Russell Investment Funds are set forth below. There can be no assurance that the Funds will realize their objectives.

Multi-Style Equity Fund. The investment objective of the Multi-Style Equity Fund is to provide income and capital growth by investing principally in equity securities. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

Aggressive Equity Fund. The investment objective of the Aggressive Equity Fund is to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from Multi-Style Equity Fund by investing in equity securities. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.

Non-U.S. Fund. The investment objective of the Non-U.S. Fund is to provide favorable total return and additional diversification for US investors by investing primarily in

Prospectus
equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

Real Estate Securities Fund. The investment objective of the Real Estate Securities Fund is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

Core Bond Fund. The investment objective of the Core Bond Fund is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government, or to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar-denominated. From time to time the Fund may invest in municipal debt obligations.

For more information regarding the mutual funds, including information about their investment objectives and expenses, see the prospectuses for Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and Russell Investment Funds attached to this prospectus. You should read the mutual fund prospectuses carefully before you invest in the Contracts.


--------------------------------------------------------------------------------


The Contracts

Purchase Payments Under The Contracts

Amount and Frequency A purchase payment is the money you give us to pay for your Contract. You may make purchase payments monthly, quarterly, semiannually, annually or on any other frequency acceptable to us.

For Back Load Contracts the minimum amount for each purchase payment is $25. For Front Load Contracts the minimum initial purchase payment is $10,000. For Back Load Contracts we issue in nontax-qualified situations the minimum initial purchase payment is $5,000. The minimum amount for each subsequent purchase payment is $25 for all Contracts. Minimum amounts for payments by preauthorized check depend on payment frequency. We will accept larger purchase payments than due, or payments at other times, but total purchase payments under any Contract may not exceed $5,000,000 without our consent.

Purchase payments may not exceed the applicable federal income tax limits. (See "Federal Income Taxes", p. 35.)

Application of Purchase Payments We credit net purchase payments, after deduction of any sales load, to the Account and allocate them to one or more Divisions as you direct. We then invest those assets in shares of the Portfolio or Fund which corresponds to that Division.

We apply purchase payments to provide "Accumulation Units" in one or more Divisions. Accumulation Units represent your interest in the Account. There are Class A Accumulation Units and Class B Accumulation Units for the Back Load Contracts. We credit Class B Accumulation Units to your Back Load Contract each time you make a purchase payment. We convert Class B Accumulation Units to Class A Accumulation Units on a basis that reflects the cumulative amount of purchase payments and the length of time that the funds have been held under a Back Load Contract. See "Mortality Rate and Expense Risk Charges", p. 39. The number of Accumulation Units you receive for each net purchase payment is determined by dividing the amount of the purchase payment to be allocated to a Division by the value of an Accumulation Unit in that Division, based upon the next valuation of the assets of the Division we make after we receive your purchase payment at our Home Office. We will also accept your purchase payment if you send it to a lockbox facility we have designated. We value assets as of the close of trading on the New York Stock Exchange for each day the Exchange is open, and at any other time required by the Investment Company Act of 1940.

The number of your Accumulation Units will be increased by additional purchase payments or transfers into the Account and decreased by withdrawals or transfers out of the Account. The investment experience of the Account does not change the number (as distinguished from the value) of your Accumulation Units.

The value of an Accumulation Unit in each Division varies with the investment experience of the Division (which in turn is determined by the investment experience of the corresponding Portfolio or Fund). We determine the value by multiplying the value on the immediately preceding valuation date by the net investment factor for the Division. The net investment factor takes into account the investment experience of the Portfolio or Fund, the deduction for mortality and expense risks we have assumed and a deduction for any

                                                                     Prospectus

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

applicable taxes or for any expenses resulting from a substitution of securities. (See "Net Investment Factor", p. 30.) Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Units. That value may be less than, equal to, or more than the cumulative net purchase payments you have made.

You may direct all or part of a purchase payment to the Guaranteed Interest Fund. Amounts you direct to the Guaranteed Interest Fund will be invested on a fixed basis. See "The Guaranteed Interest Fund", p. 34.

Net Investment Factor

For each Division the net investment factor for any period ending on a valuation date is 1.000000 plus the net investment rate for the Division for that period. Under the Contract the net investment rate is related to the assets of the Division. However, since all amounts are simultaneously invested in shares of the corresponding Portfolio or Fund when allocated to the Division, calculation of the net investment rate for each of the Divisions may also be based upon the change in value of a single share of the corresponding Portfolio or Fund.

Thus, for example, in the case of the Balanced Division the net investment rate is equal to (a) the change in the net asset value of a Balanced Portfolio share for the period from the immediately preceding valuation date up to and including the current valuation date, plus the per share amount of any dividends and other distributions made by the Balanced Portfolio during the valuation period, less a deduction for any applicable taxes or for any expenses resulting from a substitution of securities, (b) divided by the net asset value of a Balanced Portfolio share on the valuation date immediately preceding the current valuation date, (c) less an adjustment to provide for the deduction for mortality rate and expense risks that we have assumed. (See "Deductions", p. 39.)

The Portfolios and Funds will distribute investment income and realized capital gains to the Account Divisions. We will reinvest those distributions in additional shares of the same Portfolio or Fund. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Account.

Benefits Provided Under The Contracts

The benefits provided under the Contracts consist of a withdrawal amount, a death benefit and a maturity benefit. Subject to the restrictions noted below, we will pay all of these benefits in a lump sum or under the payment plans described below.

Withdrawal Amount On or prior to the maturity date you are entitled to withdraw the Accumulation Units credited to your Contract and receive the value thereof less the applicable withdrawal charge. (See "Withdrawal Charge", p. 40.) The value, which may be either greater or less than the amount you paid, is based on the Accumulation Unit value next determined after we receive your written request for withdrawal on a form we provide. The forms are available from our Home Office and our agents. You may withdraw a portion of the Accumulation Units on the same basis, except that we will not grant a partial withdrawal which would result in a Contract value of less than $2000 remaining; we will treat a request for such a partial withdrawal as a request to surrender the entire Contract. Amounts distributed to you upon withdrawal of all or a portion of Accumulation Units may be subject to federal income tax. (See "Federal Income Taxes", p. 35.) A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% (or 25% during the first 2 years the owner participates in a SIMPLE IRA plan) of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals under individual retirement annuities, tax deferred annuities, nontransferable annuity Contracts and nonqualified deferred annuities. Payments which are exempt from the penalty tax include payments upon disability, after age 59 1/2, for certain large medical expenses and for reimbursement of certain health insurance premiums and certain substantially equal periodic payments for life. Required minimum distributions must be taken from your IRA, SEP, SIMPLE IRA TDA, Section 457 plan or nontransferable annuity after you attain age 70 1/2 or, in certain cases, retire. (See "Minimum Distribution Requirements", p. 38).

If annuity payments are being made under Payment Plan 1 the payee may surrender the Contract and receive the value of the Annuity Units credited to his Contract, less the applicable withdrawal charge. (See "Withdrawal Charge", p. 40.) Upon death during the certain period of the payee under Plan 2 or both payees under Plan 3, the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See "Description of Payment Plans", p. 31.)

Death Benefit

1. Amount of the Death Benefit. If the Annuitant dies before the maturity date, the death benefit will not be less than the Contract value next determined after we receive proof of death at our Home Office. If the Primary Annuitant dies before his or her 75th birthday, the death benefit, where permitted by state law, will not be less than the amount of purchase payments we received, less withdrawals. There is no death benefit after annuity payments begin. See "Maturity Benefit", p. 31 and "Variable Payment Plans", p. 31.

An enhanced death benefit is available at extra cost. Prior to the first Contract anniversary the enhanced death benefit is equal to the total purchase payments received less any amounts withdrawn. On any Contract anniversary prior to the

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Primary Annuitant's 80th birthday, the enhanced death benefit is the Contract value on that date, but not less than what the enhanced death benefit was on the last preceding valuation date. On any other valuation date before the Primary Annuitant's 80th birthday, the enhanced death benefit will be the amount determined on the most recent Contract anniversary, plus purchase payments we receive thereafter, less withdrawals. On any valuation date on or after the Primary Annuitant's 80th birthday the enhanced death benefit will be the enhanced death benefit on the Contract anniversary immediately prior to the Primary Annuitant's 80th birthday increased by purchase payments we received and decreased by any amounts withdrawn after that Contract anniversary. We deduct the extra cost for the enhanced death benefit from the Contract value on each Contract anniversary while the enhanced death benefit is in effect. See "Enhanced Death Benefit Charge", p. 40. The enhanced death benefit is available for issue ages up to 65 and must be elected when the Contract is issued. The enhanced death benefit will remain in effect until the maturity date or the death of the Primary Annuitant or you ask us to remove it from your Contract. You cannot add it to your Contract again after it has been removed.

2. Distribution of the Death Benefit.

Owner is the Annuitant. If the Owner is the Annuitant and the Owner dies before the maturity date, the beneficiary becomes entitled to the death benefit. The beneficiary may elect to receive the death benefit in a lump sum or under a variable payment plan. The beneficiary automatically becomes the new Owner and Annuitant and the Contract continues in force. The beneficiary must take distributions from the Contract pursuant to the applicable minimum distribution requirements discussed on page 38.

Owner is not the Annuitant. If the Owner is not the Annuitant and the Annuitant dies before the maturity date, the Contingent Annuitant automatically becomes the new Annuitant and the Contract continues in force. If no Contingent Annuitant is named within 60 days after we receive proof of death of the Annuitant, we pay the death benefit to the Owner.

Adjustment of Contract Value. On the date when the death benefit becomes payable, if the Contract continues in force we will set the Contract value at an amount equal to the death benefit. If this results in an addition to the Contract Value, we will place the additional amount in the Money Market Division and you may transfer it to the Divisions you choose. See "Transfers Between Divisions and Payment Plans", p. 32.

Maturity Benefit Purchase payments under the Contract are payable until the maturity date specified in the Contract. You may select any date up to age 90 as the maturity date, subject to applicable tax and state law requirements, including the minimum distribution requirements (See "Minimum Distribution Requirements", p. 38). On the maturity date, if you have not elected any other permissible payment plan, we will change the maturity date to the Contract anniversary nearest the Annuitant's 90th birthday. On that date, if you have not elected any other permissible payment plan, we will pay the value of the Contract in monthly payments for life under a variable payment plan with payments certain for ten years.

Variable Payment Plans

We will pay part or all of the benefits under a Contract under a variable payment plan you select. Under a variable plan, you bear the entire investment risk, since we make no guarantees of investment return. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month.

For a discussion of tax considerations and limitations regarding the election of payment plans, see "Federal Income Taxes", p. 35.

Description of Payment Plans  The following payment plans are available:

1. Payments for a Certain Period. An annuity payable monthly for a specified period of 10 to 30 years during the first five Contract years and over a specified period of 5 to 30 years beginning with the sixth Contract year.

2. Life Annuity with or without Certain Period. An annuity payable monthly until the payee's death, or until the expiration of a selected certain period, whichever is later. After the payee's death during the certain period, if any, we will make payments as they come due to the designated contingent beneficiary. You may select a certain period of either 10 or 20 years, or you may choose a plan with no certain period.

3. Joint and Survivor Life Annuity with Certain Period. An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

We may limit the election of a payment plan to one that results in an initial payment of at least $50. A payment plan will continue even if payments fall to less than $50 after the payment plan begins.

From time to time we may establish payment plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other payment plans, with provisions and rates we publish for those plans.

Amount of Annuity Payments We will determine the amount of the first annuity payment on the basis of the

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

particular payment plan you select, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age and sex. (A Contract with annuity payment rates that are not based on sex is also available. See "Special Contract for Employers", p. 33.) We will calculate the amount of the first annuity payment on a basis that takes into account the length of time over which we expect annuity payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the payment plan involves life contingencies. The first payment will be lower if the payment plan includes a longer certain period. Variable annuity payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to your Contract. Annuity Units represent the interest of the Contract in each Division of the Account after annuity payments begin. Class A Accumulation Units become Class A Annuity Units and Class B Accumulated Units become Class B Annuity Units on the maturity date.

Assumed Investment Rate The variable annuity rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1/2%. Variable annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law.

The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular payment plan, the amount of annuity payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of annuity payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of annuity payments would decrease.

A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

Additional Information

Transfers Between Divisions and Payment Plans You may change the allocation of purchase payments among the Divisions and transfer values from one Division to another both before and after annuity payments begin. In order to take full advantage of these features, you should carefully consider, on a continuing basis, which Division or apportionment is best suited to your long-term investment needs.

You may at any time change the allocation of purchase payments among the Divisions by written notice to us. Purchase payments we receive at our Home Office on and after the date on which we receive notice will be applied to provide Accumulation Units in one or more Divisions on the basis of the new allocation.

Before the effective date of a payment plan you may, upon written request, transfer Accumulation Units from one Division to another. After the effective date of a payment plan the payee may transfer Annuity Units from one Division to another. We will adjust the number of Accumulation or Annuity Units to be credited to reflect the respective value of the Accumulation and Annuity Units in each of the Divisions. For Accumulation Units the minimum amount which may be transferred is the lesser of $100 or the entire value of the Accumulation Units in the Division from which the transfer is being made. For each transfer beginning with the thirteenth in any Contract year, we may deduct a transfer fee of $25 from the amount transferred. We currently make no charge for transfers.

If you contemplate the transfer of funds from one Division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the stock and bond markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time. Frequent transfers, or transfers that are large in relation to the assets of the Portfolio or Fund in which a Division invests, may also be disruptive and may disadvantage other investors. We reserve the right to limit the frequency or amount of transfers.

You may transfer amounts which you have invested on a fixed basis to any Division of the Account, and you may transfer the value of Accumulation Units in any Division of the Account to the Guaranteed Interest Fund for investment on a fixed basis, subject to the restrictions described in the Contract. See "The Guaranteed Interest Fund", p. 34.

After the effective date of a payment plan which does not involve a life contingency (i.e., Plan 1) a payee may transfer to either form of life annuity at no charge. We will apply the value of the remaining payments to the new plan selected. We will determine the amount of the first annuity payment under the new plan on the basis of the particular plan selected, the annuity payment rate and the Annuitant's adjusted age and sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited.

We permit other transfers between payment plans subject to such limitations as we may reasonably determine. Generally, however, we do not permit transfer from a payment plan involving a life contingency to a payment plan which does not involve the same life contingency. You may make transfers from the Money Market Division at any time while a payment

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

plan is in force. The Contracts provide that transfers between the other Divisions and transfers between payment plans may be made after the payment plan has been in force for at least 90 days and thereafter whenever at least 90 days have elapsed since the date of the last transfer. At present we permit transfers at any time but we reserve the right to change this practice in the future. We will make the transfer as of the close of business on the valuation date coincident with or next following the date on which we receive the request for transfer at our Home Office, or at a later date if you request.

Owners of the Contracts   The Owner of the Contract has the sole right to
exercise all rights and privileges under the Contract, except as the Contract otherwise provides. The Owner is ordinarily the Annuitant, but may be an employer or other entity. The Annuitant is the person upon whose life the Contract is issued and Contract benefits depend. The Primary Annuitant is the person upon whose life the Contract is initially issued. The Contingent Annuitant is the person who becomes the Annuitant upon the death of the Annuitant. In this prospectus, "you" means the Owner or a prospective purchaser of the Contract.

Special Contract for Employers   The annuity payment rates for payment plans
which involve a life contingency (i.e., Plans 2 and 3) are based, in part, on the sex of the Annuitant. For certain situations where the Contracts are to be used in connection with an employer sponsored benefit plan or arrangement, federal law, and the laws of certain states, may require that purchase payments and annuity payment rates be determined without regard to sex. A special Contract is available for this purpose. You are urged to review any questions in this area with qualified counsel.

Deferment of Benefit Payments   We reserve the right to defer determination of
the withdrawal value of the Contracts, or the payment of benefits under a variable payment plan, until after the end of any period during which the right to redeem shares of either of the mutual funds is suspended, or payment of the redemption value is postponed, pursuant to the provisions of the Investment Company Act of 1940 because: (a) the New York Stock Exchange is closed, except for routine closings on holidays or weekends; (b) the Securities and Exchange Commission has determined that trading on the New York Stock Exchange is restricted; (c) the Securities and Exchange Commission permits suspension or postponement and so orders; (d) an emergency exists, as defined by the Securities and Exchange Commission, so that valuation of the assets of the funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the Act.

Dividends   The Contracts share in our divisible surplus, to the extent we determine annually, except while payments are being made under a variable payment plan. Distributions of divisible surplus are commonly referred to as "dividends". Any contributions to our divisible surplus would result from more favorable expense experience than we have assumed in determining the deductions. We do not expect the Contracts to make a significant contribution to our divisible surplus and we do not expect to pay dividends on the Contracts.

For the Back Load Contracts we reduce expense charges by converting Class B Accumulation Units to Class A Accumulation Units on larger, older Contracts. See "Mortality Rate and Expense Risk Charges", p. 39. The Contracts issued prior to the date of this prospectus do not include this conversion feature, and we currently pay dividends on some of those Contracts. See "Dividends for Contracts Issued Prior to March 31, 2000", p. 41.

Voting Rights   As long as the Account continues to be registered as a unit investment trust under the Investment Company Act of 1940, and Account assets are invested in shares of the Portfolio or the Funds, we will vote the shares held in the Account in accordance with instructions we receive from the Owners of Accumulation Units or payees receiving payments under variable payment plans. Each Owner or payee will receive periodic reports relating to both of the mutual funds, proxy material and a form with which to give instructions with respect to the proportion of shares of each Portfolio or Fund held in the Account corresponding to the Accumulation Units credited to his Contract, or the number of shares of each Portfolio or Fund held in the Account representing the actuarial liability under the variable annuity payment plan, as the case may be. The number of shares will increase from year to year as additional purchase payments are paid by the Contract Owner; after a variable annuity payment plan is in effect the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received in the same proportion as the shares as for which instructions have been received.

Substitution and Change   We may take any of the following actions, so long as
we comply with all of the requirements of the securities and insurance laws that may apply. A vote of Contract owners, or of those who have an interest in one or more of the Divisions of the Account, may be required. Approval by the Securities and Exchange Commission or another regulatory authority may be required. In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

1. We may invest the assets of a Division in securities of another mutual fund or another issuer, instead of the Portfolio or Fund in which you have invested, as a substitute for the shares you already have or as the securities to be purchased in the future.

2. We may operate the Account or a Division as a mutual fund itself, instead of investing its assets in a mutual fund, if our Board of Trustees decides that this would be in the best interest of our Contract owners.

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

3. We may deregister the Account under the Investment Company Act of 1940 if registration is no longer required.

4. We may change the provisions of the Contracts to comply with federal or state laws that apply, including changes to comply with federal tax laws in order to assure that your Contract qualifies for tax benefits relating to retirement annuity or variable annuity contracts.

Fixed Annuity Payment Plans   We will also pay Contract benefits under fixed
annuity payment plans which are not described in this Prospectus. If you select a fixed annuity, we will cancel the Accumulation Units credited to your Deferred Contract, we will transfer the withdrawal value of the Contract to our general account, and you will no longer have any interest in the Account. We may make a withdrawal charge in determining the withdrawal value. (See "Withdrawal Amount", p. 30, and "Withdrawal Charge", p. 40.)

Performance Data   We may publish advertisements containing performance data
for the Divisions of the Account from time to time. These performance data may include both standardized and non-standardized total return figures, although standardized figures will always accompany non-standardized figures.

Standardized performance data will consist of quarterly return quotations, which will always include quotations for recent periods of one, five and ten years or, if less, the entire life of a Division. These quotations will be the average annual rates of return based on a $1,000 initial purchase payment for a Back Load Contract, or the minimum $10,000 initial purchase payment for a Front Load Contract. The standardized performance data will reflect all applicable charges, including the initial sales load of 4.5% for the Front Load Contract and the withdrawal charge that would apply assuming surrender of the Back Load Contract at the end of the period.

Non-standardized performance data may not reflect the 4.5% sales load for the Front Load Contract and may assume that the Back Load Contract remains in force at the end of the period. These data may also not reflect the annual Contract fee of $30, since the impact of the fee varies by Contract size. The non-standardized data may also be for other time periods.

We will base all of the performance data on actual historical investment results for the Portfolios or Funds, including all expenses they bear. The data are not intended to indicate future performance. We may construct some of the data hypothetically to reflect expense factors for the Contracts we currently offer.

We have included additional information about the performance data in the Statement of Additional Information.

Financial Statements   Financial statements of the Account and financial
statements of Northwestern Mutual appear in the Statement of Additional Information.


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The Guaranteed Interest Fund

You may direct all or part of your purchase payments to the Guaranteed Interest Fund for investment on a fixed basis. You may transfer amounts previously invested in the Account Divisions to the Guaranteed Interest Fund, prior to the maturity date, and you may transfer amounts in the Guaranteed Interest Fund to the Account Divisions. In each case, these transfers are subject to the restrictions described in the Contract.

Amounts you invest in the Guaranteed Interest Fund become part of our general assets. In reliance on certain exemptive and exclusionary provisions, we have not registered interests in the Guaranteed Interest Fund under the Securities Act of 1933 and we have not registered the Guaranteed Interest Fund as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Fund nor any interests therein are generally subject to these Acts. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Fund. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Amounts you invest in the Guaranteed Interest Fund earn interest at rates we declare from time to time. We will guarantee the interest rate for each amount for at least one year. The interest rate will be at an annual effective rate of at least 3%. At the expiration of the period for which we guarantee the interest rate, we will declare a new interest rate. We credit interest and compound it daily. We determine the effective date for a transaction involving the Guaranteed Interest Fund in the same manner as the effective date for a transaction involving a Division of the Account. Investments in the Guaranteed Interest Fund are subject to a maximum limit of $1,000,000 ($250,000 in New
York) without our prior consent. To the extent that a purchase payment or transfer from a Division of the Account causes the Contract's interest in the Guaranteed Interest Fund to exceed this maximum limit, we will place the amount of the excess in the Money Market Division and it will remain there until you instruct us otherwise.

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

Transfers from the Guaranteed Interest Fund to the Account Divisions are subject to limits. After a transfer from the Guaranteed Interest Fund, we will allow no further transfers from the Guaranteed Interest Fund for a period of 365 days; in addition, we will allow no further transfers back into the Guaranteed Interest Fund for a period of 90 days. The maximum amount that you may transfer from the Guaranteed Interest Fund in one transfer is the greater of (1) 25% of the amount that you had invested in the Guaranteed Interest Fund as of the last Contract anniversary preceding the transfer and (2) the amount of your most recent transfer from the Guaranteed Interest Fund. But in no event will this maximum transfer amount be less than $1,000 or more than $50,000. (The $50,000 limit does not apply in New York.)

The deduction for mortality rate and expense risks, as described below, is not assessed against amounts in the Guaranteed Interest Fund, and amounts in the Guaranteed Interest Fund do not bear any expenses of either of the mutual funds. Other charges under the Contracts apply for amounts in the Guaranteed Interest Fund as they are described in this prospectus for amounts you invest on a variable basis. See "Deductions", p. 39. For purposes of allocating and deducting the annual Contract fee, we consider any investment in the Guaranteed Interest Fund as though it were an investment of the same amount in one of the Account Divisions.


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Federal Income Taxes

Qualified and Nontax-Qualified Plans

We offer the Contracts for use under the tax-qualified plans (i.e., contributions are generally not taxable) identified below:

1. Individual retirement annuities pursuant to the provisions of Section 408 of the Code, including a traditional IRA established under Section 408(b), simplified employee pensions established under Section 408(j) and (k) and SIMPLE IRAs established under Section 408(p).

2. Roth IRAs pursuant to the provisions of Section 408A of the Code.

3. Tax-deferred annuities pursuant to the provisions of Section 403(b) of the Code for employees of public school systems and tax-exempt organizations described in Section 501(c)(3).

4. Deferred compensation plans established pursuant to Section 457 of the Code for employees of state and local governments and tax-exempt organizations.

5. Nontransferable annuity contracts issued in exchange for fixed dollar annuities previously issued by Northwestern Mutual or other insurance companies or as distributions of termination benefits from tax-qualified pension or profit-sharing plans or trusts or annuity purchase plans.

We also offer the Contracts for use in non tax-qualified situations (i.e., contributions are taxable).

Contribution Limitations and General Requirements Applicable to Contracts

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the contribution limits and withdrawal and portability restrictions of tax qualified plans. These changes are reflected below. Although the Act generally became effective on January 1, 2002, many provisions are phased in over a ten-year period. Also all of these changes will sunset (be repealed) in 2011, unless extended or made permanent. It is generally believed that most of the changes relating to tax qualified plans will be made permanent.

Traditional IRA   If an individual has earned income, the individual and the individual's spouse are each permitted to make a maximum contribution of $3,000 for years 2003 through 2004 to an IRA or IRAs for their benefit. The amount increases to $4,000 for years 2005 through 2007 and $5,000 in 2008 and is indexed thereafter. The contribution limit is reduced by contributions to any Roth IRAs of the Owner. A catch up contribution of $500 for years 2003 through 2005 and $1,000 thereafter is allowed for owners who are age 50 or older. Contributions cannot be made after age 70 1/2. Annual contributions are generally deductible unless the Owner or the Owner's spouse is an "active participant" in a plan in another qualified plan during the taxable year. If the Owner is an "active participant" in a plan, the deduction phases out at an adjusted gross income ("AGI") of between $34,000--$44,000 (indexed through 2005) for single filers and between $54,000--$64,000 (indexed through 2007) for married individuals filing jointly. If the Owner is not an "active participant" in a plan but the Owner's spouse is, the Owner's deduction phases out at an AGI of between $150,000--$160,000.

The Owner may also make tax free rollover and direct transfer contributions to an IRA from the Owner's other IRAs or contracts purchased under tax qualified plans. The surviving spouse can also roll over the deceased Owner's IRA, tax deferred annuity or qualified plan to the spouse's own IRA or any other plan in which the spouse participates that accepts rollovers.

An IRA is nonforfeitable and generally cannot be transferred.

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                                      35

SEP   An employer can make a maximum contribution to a SEP for an eligible employee of the lesser of 25% of the employee's compensation (up to $200,000, indexed) or $40,000 thereafter. In a SEP that permits employee contributions, the employee is allowed to contribute up to $12,000 for 2003, increasing by $1,000 annually to $15,000 in 2006, indexed thereafter. Employees who are age 50 or over may also make a catch up contribution of $2,000 for 2003, $3,000 for 2004, $4,000 for 2005, and $5,000 for 2006, (indexed thereafter). The employer is allowed to match the catch up contribution for any taxable year. SEP contributions are subject to certain minimum participation and nondiscrimination requirements. Contributions and earnings thereon are not includible in the employee's gross income until distributed. The Contracts are nonforfeitable and nontransferable.

SIMPLE IRA   A SIMPLE IRA can be established by an employer for any calendar year in which the employer has no more than 100 employees who each earned at least $5,000 during the preceding calendar year and the employer does not maintain another employer sponsored retirement plan. An eligible employee can elect to contribute up to $8,000 in 2003 to a SIMPLE IRA. This amount is increased to $9,000 for 2004, $10,000 for 2005 and is indexed thereafter. The employer must contribute either a matching contribution of up to 3% of the employee's compensation or non-elective contribution of 2% of the employee's compensation up to $200,000 (indexed thereafter) for each employee. A catch up contribution of $1,000 for 2003, $1,500 for 2004, $2,000 for 2005, $2,500 for
2006 and indexed thereafter is allowed for employees who are age 50 or older. The employer is allowed to match the catch up contribution for any taxable year. Contributions and earnings thereon are not includible in the employee's gross income until distributed. SIMPLE IRAs are exempt from the nondiscrimination, top-heavy and reporting rules applicable to qualified plans. The Contracts are nonforfeitable and nontransferable.

Roth IRA   If an individual has earned income, the individual and the individual's spouse are each permitted to make a maximum contribution of $3,000 for years 2003 through 2004 to a Roth IRA or IRAs for their benefit. This amount is increased to $4,000 for years 2005 through 2007, $5,000 for 2008 and is indexed thereafter. The contribution limit is reduced by contributions to any traditional IRAs of the Owner. A catch up contribution of $500 for years 2003 through 2005 and $1,000 for each year thereafter is allowed for Owners who are age 50 or older. The maximum contribution is phased out at an adjusted gross income ("AGI") of between $95,000 and $110,000 for single filers, between $150,000 and $160,000 for married individuals filing jointly and between $0 and $10,000 for married individuals filing separately. Regular contributions to a Roth IRA are not deductible.

An IRA, SEP or SIMPLE IRA (after two years of participation in a SIMPLE IRA plan) may be rolled over or converted to a Roth IRA if the Owner has an AGI of $100,000 or less for the year (not including the rollover amount) and is not married filing a separate tax return. A rollover to a Roth IRA is fully taxable but is not subject to a 10% premature withdrawal penalty.

Tax Deferred Annuity   Section 403(b) tax deferred annuities can be established
for employees of Section 501(c)(3) tax exempt organizations and public educational organizations. The maximum amount that can be contributed depends upon the type(s) of contributions made to the employee's account and the amount of your includible compensation for your most recent year of service:

Elective Deferrals Only: If there are elective employee deferrals only, the limit is the lesser of two rules: (1) the lesser of 100% of the employee's compensation (up to $200,000, indexed) or $40,000 or (2) a flat dollar limit of $12,000 for 2003, $13,000 for 2004, $14,000 for 2005, and $15,000 for 2006,
indexed thereafter. Employees age 50 or over may make an additional catch up contribution of $2,000 for 2003, $3,000 for 2004, $4,000 for 2005, and $5,000
for 2006, indexed thereafter.

Nonelective Contributions Only: If the only contributions are nonelective employer contributions, the maximum limit is the lesser of 100% of compensation (up to $200,000, indexed) or $40,000.

Both Employee and Employer Contributions: Employers are allowed to match employee elective deferrals, including the catch up contribution, for any taxable year or to make contributions in a form other than a match. In such a case, the total of employee and employer contributions cannot exceed the lesser of 100% of compensation (up to $200,000, indexed) or $40,000.

Contributions and earnings thereon are not included in the employee's gross income until distributed. Tax deferred annuities are nonforfeitable and nontransferable and distributions of salary reduction contributions and earnings thereon (except those held as of December 31, 1988) cannot be withdrawn prior to age 59 1/2 except on account of severance of employment, death, disability or hardship (contributions only).

If employer contributions are made to a tax deferred annuity, it subjects the annuity to ERISA and tax rules that apply to qualified plans, including minimum coverage, nondiscrimination and spousal consent requirements. ERISA disclosure rules also apply.

Section 457 Plan   A Section 457 deferred compensation plan can be established by a state or local government or tax-exempt organization. Contracts must be owned by a trust for

Prospectus
the exclusive benefit of the employees and the employees' beneficiaries in a governmental plan and by the employer (subject to claims of the employer's general creditors) in a plan of a tax-exempt organization. An employee can defer under the plan the lesser of 100% of compensation (up to $200,000, indexed) or $12,000 for 2003, increased by $1,000 annually up to $15,000 for 2006 (indexed thereafter). The dollar limit is doubled if the employee is within 3 years of retirement. Unless the employee is within 3 years of retirement, a catch up contribution of $2,000 for 2003, $3,000 for 2004, $4,000 for 2005, $5,000 for 2006 and indexed thereafter is allowed for employees who are age 50 or older. Amounts deferred and earnings thereon are not includible in the employee's gross income until they are paid or made available to the employee or the employee's beneficiary or, in the case of a governmental plan, until they are paid.

Nontransferable Annuity   Nontransferable annuity contracts are contracts held
in a tax-qualified plan or trust and transferred to the employee on the employee's separation from service or the termination of the plan. These Contracts cannot accept additional purchase payments and must comply with the spousal consent requirements.

Nontax-qualified Contract   There are no limitations on who can purchase a
nontax-qualified annuity or the amount that can be contributed to the Contract. Contributions to nontax-qualified Contracts are not deductible. For the Contract to qualify as a nontax-qualified annuity, the Contract death proceeds must be distributed to any nonspouse beneficiary either within five years of the Owner's death or over the beneficiary's life or life expectancy commencing within one year of the Owner's death. The surviving spouse is entitled to continue deferral under the Contract.

Taxation of Contract Benefits

For Contracts held by individuals, no tax is payable as a result of any increase in the value of a Contract. Except for qualified distributions from Roth IRAs, Contract benefits will be taxable as ordinary income when received in accordance with Section 72 of the Code.

IRAs, SEPs, SIMPLE IRAs, TDAs and Section 457 Plans and Nontransferable
Annuities   As a general rule, benefits received as annuity payments or upon death or withdrawal from these contracts will be taxable as ordinary income when received.

Where nondeductible contributions are made to individual retirement annuities and other tax-qualified plans, the Owner may exclude from income that portion of each benefit payment which represents a return of the Owner's "investment in the contract" as defined in Section 72 until the entire "investment in the contract" is recovered. Benefits paid in a form other than an annuity will be taxed as ordinary income when received except for that portion of the payment which represents a return of the employee's "investment in the contract." After the Owner attains age 70 1/2, a 50% penalty may be imposed on payments made from individual retirement annuities, tax-deferred annuities, nontransferable annuity Contracts and Section 457 deferred compensation plans to the extent the payments are less than certain required minimum amounts. (See "Minimum Distribution Requirements", p. 38). With certain limited exceptions, including hardship withdrawals and required minimum distributions, benefits from individual retirement annuities, SEPs, tax-deferred annuities, governmental
Section 457 plans, and nontransferable annuity Contracts are subject to the tax-free roll-over provisions of the Code. However, rollovers of SIMPLE IRAs to individual retirement arrangements within 2 years after the Owner first participates in the SIMPLE IRA plan are fully taxable.

A loan transaction, using a Contract purchased under a tax-qualified plan as collateral, will generally have adverse tax consequences. For example, such a transaction destroys the tax status of the individual retirement annuity and results in taxable income equal to the Contract value.

Roth IRAs   Qualified distributions from a Roth IRA are not taxable. A qualified distribution is a distribution (1) made at least 5 years after the issuance of the Owner's first Roth IRA, and (2) made after the Owner has attained age 59 1/2, made to a beneficiary after the Owner's death, attributable to the Owner being disabled, or used to pay acquisition expenses of a qualified first time home purchase. A nonqualified distribution is taxable as ordinary income only to the extent it exceeds the "investment in the contract" as defined in Section 72. Distributions are not required to be made from a Roth IRA before the Owner's death.

A withdrawal from a Roth IRA of part or all of an IRA rollover contribution within 5 years of the rollover is subject to a 10% premature withdrawal penalty (unless an exception applies). Rollover contributions are treated as withdrawn after regular contributions for this purpose.

A regular or conversion contribution to a Roth IRA can be recharacterized to an IRA in a trustee-to-trustee transfer provided the transfer includes the net income or loss allocable to the contribution and is completed by the due date for filing the Owner's federal income tax return for the year the contribution was made. The recharacterized amount will be treated for tax purposes as originally made from the IRA. Recharacterized amounts can be reconverted to a Roth IRA once each calendar year. Benefits from a Roth IRA can be rolled over or transferred directed only to another Roth IRA.

Nonqualified Contracts   Benefits received as annuity payments from
nontax-qualified Contracts will be taxable as ordinary income to the extent they exceed that portion of each payment which represents a return of the "investment in the contract" as defined in Section 72 until the entire "investment

                                                                     Prospectus
in the contract" is recovered. Benefits received in a lump sum from these Contracts will be taxable as ordinary income to the extent they exceed the "investment in the contract." A partial withdrawal or collateral assignment prior to the Maturity Date will result in the receipt of gross income by the Owner to the extent that the amounts withdrawn or assigned do not exceed the excess (if any) of the total value of Accumulation Units over total purchase payments paid under the Contract less any amounts previously withdrawn or assigned. Thus, any investment gains reflected in the Contract values are considered to be withdrawn first and are taxable as ordinary income. For Contracts issued after October 21, 1988, investment gains will be determined by aggregating all nontax-qualified deferred Contracts we issue to the Owner during the same calendar year.

One or more nontax-qualified Contracts can be wholly or partially exchanged for one or more other annuity contracts under Section 1035 of the Code without recognition of gain or loss. Certain nonqualified Contracts not held by individuals, such as Contracts purchased by corporate employers in connection with deferred compensation plans, will not be taxed as annuity Contracts and increases in the value of the Contracts will be taxable in the year earned.

Premature Withdrawals   A penalty tax will apply to premature payments of
Contract benefits. A penalty tax of 10% of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals under individual retirement annuities, Roth IRAs, tax deferred annuities, nontransferable annuity Contracts and nonqualified deferred annuities. The penalty tax increases to 25% for non-exempt withdrawals from SIMPLE IRAs within 2 years after the Owner first participates in the SIMPLE IRA plan. Payments which are exempt from the penalty tax include payments upon disability, after age 59 1/2 and for certain substantially equal periodic payments for life. Additional exceptions for certain large medical expenses, reimbursement of health insurance premiums paid while the Owner was unemployed, qualified education expenses and first time home purchases apply to IRAs and Roth IRAs.

Minimum Distribution Requirements   All of the Contracts are required to
satisfy some form of minimum distribution requirement. A 50% excise tax applies for each violation of these requirements (except under nonqualified Contracts).

1. IRAs, SEPs, Simple IRAs, TDAs, Section 457 Plans and Nontransferable
Annuities   As a general rule, the Owner of these Contracts is required to take certain distributions during the Owner's life and the beneficiary designated by the Owner is required to take the balance of the Contract value within certain specified periods following the Owner's death.

The Owner must take the first required distribution by the "required beginning date" and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be made according to the Uniform Lifetime Table provided in IRS regulations, which calculates life expectancy of the Owner and an assumed beneficiary who is ten years younger. The required beginning date for IRAs, SEPs and Simple IRAs is April 1 of the calendar year following the calendar year the Owner attains age 70 1/2. The required beginning date for TDAs, Section 457 plans and nontransferable annuities is April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2 or retires, if later.

Upon the death of the Owner, the Owner's beneficiary must take distributions under one of two main rules: (1) the life expectancy rule, or (2) the five year rule.

(1) Life Expectancy Rule:   A beneficiary may take distributions based on the
beneficiary's life or life expectancy. Generally, distributions must commence by December 31 of the year following the year of the Owner's death. (See below for exception for spouse beneficiary.)

(2) Five Year Rule:   If the Owner dies before the required beginning date, a
beneficiary may elect to withdraw the entire account balance over five years, completing distribution no later than December 31 of the year containing the fifth anniversary of the Owner's death.

If the Owner dies on or after the required beginning date, a minimum distribution must be made for the year of death, to the extent not already paid to the Owner.

Spousal Exceptions:   If the Owner's spouse elects the life expectancy rule,
distributions do not need to begin until the end of the year following the year of the Owner's death or, if later, by the end of the year the Owner would have attained age 70 1/2. Alternatively, the spouse may roll over the spouse's interest in the Contract into an IRA owned by the spouse or to any other plan in which the spouse participates that accepts rollovers. The spouse may then defer distributions until the spouse's own required beginning date.

2. Roth IRAs   The Owner of a Roth IRA is not required to take required minimum distributions during the Owner's lifetime. However, after the Owner's death, the beneficiary designated by the Owner is required to take distributions pursuant to the minimum distribution requirements discussed above.

3. Nonqualified Contracts   The Owner of a nontax-qualified Contract is not
required to take required minimum distributions during the Owner's lifetime. However, the designated beneficiary is required to take distributions pursuant to rules similar to the at death minimum distribution requirements for IRAs, except that the first minimum distribution is due within 12 months of the Owner's death, instead of by December 31 of the calendar year following the year of death.

Prospectus

Mandatory Withholding   Generally, benefit payments from tax-deferred
annuities, nontransferable annuity contracts, and governmental Section 457 plans will be subject to mandatory 20% withholding unless the payments are rolled over directly to a traditional IRA or "eligible employer plan" that accepts rollovers. An "eligible employer plan" includes a plan qualified under
Section 401(a) of the Internal Revenue Code, including a 401(k) plan, profit-sharing plan, defined benefit plan, stock bonus plan, and money purchase plan; a Section 403(a) annuity plan; a Section 403(b) tax-deferred annuity; and a governmental Section 457 plan. Exceptions apply if benefits are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee's beneficiary) or over a period of 10 years or more, or are "required minimum distributions" because these payments are not eligible to be rolled over.

Taxation of Northwestern Mutual

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Account. We are currently making no charge. (See "Net Investment Factor", p. 30 and "Deductions", below.

Other Considerations

You should understand that the tax rules for annuities and qualified plans are complex and cannot be readily summarized. The foregoing discussion does not address special rules applicable in many situations, rules governing Contracts issued or purchase payments made in past years, current legislative proposals or state or other law. We do not intend this discussion as tax advice. Before you purchase a Contract, we advise you to consult qualified tax counsel.


--------------------------------------------------------------------------------


Deductions

We will make the following deductions:

Sales Load   For the Front Load Contract we deduct a sales load from all purchase payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. We base the deduction on cumulative purchase payments we have received and the rates in the table below:

           Cumulative Purchase Payments Paid Under the Contract Rate
           ---------------------------------------------------- ----
                          First $100,000....................... 4.5%
                          Next $400,000........................ 2.0%
                          Balance over $500,000................ 1.0%

Mortality Rate and Expense Risk Charges

Amount of Mortality Rate and Expense Risk Charges.   The net investment factor
(see "Net Investment Factor", p. 30) we use in determining the value of Accumulation and Annuity Units reflects a deduction on each valuation date for mortality rate and expense risks we have assumed. For the Front Load Contract, the deduction from Accumulation Units and Annuity Units is at a current annual rate of 0.5% of the assets of the Account. For the Back Load Contract the deduction for Class B Accumulation Units and Class B Annuity Units is at a current annual rate of 1.25% of the assets of the Account. For the Back Load Contracts the deduction for Class A Accumulation Units and Class A Annuity Units is at a current annual rate of 0.5% of the assets of the Account. Our Board of Trustees may increase or decrease the deduction, but in no event may the deduction exceed an annual rate of 0.75% for the Front Load Contract, 1.50% for the Back Load Contract Class B Accumulation and Annuity Units, and 0.75% for the Back Load Contract Class A Accumulation and Annuity Units. We will not increase the deduction for mortality and expense risks for at least five years from the date of this prospectus.

Reduction in Mortality Rate and Expense Risk Charges.   For the Back Load
Contracts we convert Class B Accumulation Units to Class A Accumulation Units on a Contract anniversary if the Contract value is at least $25,000 and the purchase payment which paid for the Class B Accumulation Units has reached Category Zero, that is, its withdrawal charge rate is 0%. See "Withdrawal Charge" p. 40.

As a result of the conversion, the mortality rate and expense risks charge is reduced from 1.25% to 0.50% on these units based on current rates. The conversion amount includes the purchase payment in Category Zero and a proportionate share of investment earnings. We allocate the conversion amount proportionately to each Division, and we adjust the number of Accumulation Units in each Division to reflect the relative values for Class A and Class B Accumulation Units on the date of the conversion. The same conversion process and a similar result applies to amounts in the Guaranteed Interest Fund. We do not convert Class A Accumulation Units back to Class B Accumulation Units even if the value of your Contract falls below $25,000. We do not convert Annuity Units from Class B to Class A.

Risks and Expenses.   The risks we assume are (a) the risk that annuity
payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected, and (b) the risk that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts. We assume these risks for the duration of the Contract. The deduction for these risks is the only expense item paid by the Account to date. The mutual funds pay expenses which are described in the attached prospectuses for the mutual funds.

The net investment factor also reflects the deduction of any reasonable expenses which may result if there were a

                                                                     Prospectus
substitution of other securities for shares of the mutual funds as described under "Substitution and Change", p. 33, and any applicable taxes, i.e., any tax liability we have paid or reserved for resulting from the maintenance or operation of a Division of the Account, other than applicable premium taxes which we may deduct directly from considerations. We do not presently anticipate that we will make any deduction for federal income taxes (see "Taxation of Northwestern Mutual", p. 39), nor do we anticipate that maintenance or operation of the Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Account or to deduct any such tax liability in the computation of the net investment factor for such Contracts. Our right to make deductions for expenses resulting from a substitution of securities may be restricted by the Investment Company Act of 1940.

Contract Fee   On each Contract anniversary prior to the maturity date we make a deduction of $30 for administrative expenses relating to a Deferred Contract during the prior year. We make the charge by reducing the number of Accumulation Units credited to the Contract. For purposes of allocating and deducting the annual Contract fee, we consider any investment in the Guaranteed Interest Fund as though it were an investment of the same amount in one of the Account Divisions. We cannot increase this charge. The charge is intended only to reimburse us for our actual administrative expenses. We currently are waiving the charge if the Contract value on the Contract anniversary is $25,000 or more.

Withdrawal Charge

Withdrawal Charge Rates.   For Back Load Contracts, a withdrawal charge free
amount is available on a Contract if the Contract value is at least $10,000 on the Contract anniversary preceding the withdrawal. For each Contract year after the first one, the withdrawal charge free amount is 10% of the value of the Class B Accumulation Units on the last Contract anniversary. Otherwise, we will deduct a withdrawal charge for sales expenses if you withdraw Class B Accumulation Units for cash. We will base the withdrawal charge on the Categories and the Rates in the table below. We base the amount in each Category on cumulative purchase payments you have made and on the number of Contract anniversaries that have occurred since you made each purchase payment.

                                 Category Rate
                                 -------- ----
                                  Eight..  6%
                                  Seven..  6%
                                  Six....  6%
                                  Five...  5%
                                  Four...  4%
                                  Three..  3%
                                  Two....  2%
                                  One....  1%
                                  Zero...  0%

The first $100,000 of total purchase payments paid over the life of the Contract start in Category Eight, the next $400,000 start in Category Four, and all additional purchase payments paid start in Category Two. As of each Contract anniversary, we move any amount in a Category to the next lower Category until the Contract anniversary on which that amount reaches Category Zero. The total withdrawal charge will be the sum of all the results calculated by multiplying the amount in each Category by the Rate for that Category. The amounts we use will be taken first from the withdrawal charge free amount; next from the Class A Accumulation Units; next from the Class B Accumulation Units in the order that produces the lowest withdrawal charge; and last from any remaining value in the contract. However, any amounts we use to determine the charge for a partial withdrawal will not be used to determine subsequent withdrawal charges.

Waiver of Withdrawal Charges.   When we receive proof of death of the Primary
Annuitant, we will waive withdrawal charges applicable at the date of death by moving purchase payments received prior to the date of death to Category Zero.

We will waive the withdrawal charge if the Primary Annuitant has a terminal illness, or is confined to a nursing home or hospital after the first contract year, in accordance with the terms of the Contract. You may not make purchase payments after we are given proof of a terminal illness or confinement.

We will make no withdrawal charge when you select a variable payment plan. However, we will make the withdrawal charge if you make a withdrawal, or partial withdrawal, within five years after the beginning of a variable payment plan which is not contingent on the payee's life (Plan 1).

For fixed payment plans the Contract provides for deduction of the withdrawal charge when the payment plan is selected. By current administrative practice, we will waive the withdrawal charge upon selection of a fixed payment plan for a certain period of 12 years or more (Plan 1) or any fixed payment plan which involves a life contingency (Plans 2 or 3) if you select the payment plan after the Contract has been in force for at least one full year.

Withdrawal Charges and Our Sales Expenses. The amount of withdrawal charges we collect from the Back Load Contracts as a group will depend on the volume and timing of withdrawal transactions. We are unable to determine in advance whether this amount will be greater or less than the sales expenses we incur in connection with those Contracts, but based on the information presently available we believe it is more likely than not that the sales expenses we incur will be greater than the withdrawal charges we receive. We bear this risk for the duration of the Contracts. We will pay any excess of sales expenses over withdrawal charges from our general assets. These assets may include proceeds from the charge for annuity rate and expense risks described above.

Enhanced Death Benefit Charge On each Contract anniversary on which the enhanced death benefit is in effect,

Prospectus
we deduct from the Contract value a charge based on the amount of the enhanced death benefit on the Contract Anniversary and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the enhanced death benefit for issue age 45 or less, 0.20% for issue age 46-55, and 0.40% for issue age 56-65. This charge is for the risks we assume in guaranteeing the enhanced death benefit. We deduct the charge from the Divisions of the Account and the Guaranteed Interest Fund in proportion to the amounts you have invested.

Premium Taxes   The Contracts provide for the deduction of applicable premium taxes, if any, from purchase payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 3.5% of total purchase payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from purchase payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future.

Expenses for the Portfolios and Funds   The expenses borne by the Portfolios
and Funds in which the assets of the Account are invested are described in the prospectuses for Northwestern Mutual Series Fund, Inc. and the Russell Investment Funds. See the prospectuses attached to this prospectus.

Contracts Issued Prior to March 31, 2000   During the period prior to March 31,
2000 and after March 31, 1995 we issued both Front Load Contracts and Back Load Contracts. For the Front Load Contracts the deduction for sales expenses is 4% on the first $100,000, 2% on the next $400,000, 1% the next $500,000, and 0.5%
on purchase payments in excess of $1 million, based on total cumulative purchase payments paid under the Contract. The charge against Accumulation Units for mortality and expense risks is 0.4% of the assets of the Account, which we may raise to a maximum rate of 0.75%. The charge against Annuity Units for mortality and expense risks is zero, which we may raise to a maximum rate of 0.75%. For the Back Load Contracts there is a surrender charge of 8% on the first $100,000 of purchase payments, 4% on the next $400,000, 2% on the next $500,000, and 1% on purchase payments in excess of $1 million, based on total cumulative purchase payments paid under the Contract. The surrender charge applicable for each purchase payment reduces by 1% on each Contract anniversary. A withdrawal charge free amount is available, but the amount is limited by the excess of the Contract value over the cumulative purchase payments on the date of the withdrawal. The charge for mortality and expense risks for these Contracts is 1.25% of the assets of the Account, which we may raise to a maximum annual rate of 1.50%. The Annual Contract fee is $30. We currently waive the Contract fee if the Contract value is $50,000 or more.

Contracts Issued Prior to March 31, 1995   For Contracts issued prior to March
31, 1995 and after December 16, 1981 there is no front-end sales load but there is a surrender charge of 8% on the first $25,000 of purchase payments, 4% on the next $75,000 and 2% on purchase payments in excess of $100,000, based on total cumulative purchase payments paid under the Contract. The surrender charge applicable for each purchase plan reduces by 1% on each Contract anniversary. A withdrawal charge free amount is available, but the amount is limited by the excess of the Contract value over the cumulative purchase payments on the date of the withdrawal. The charge for mortality and expense risks for those Contracts is 1.25% of the assets of the Account. The annual Contract fee is the lesser of $30 or 1% of the Contract value. See the table of accumulation unit values on page 17.

Contracts Issued Prior to December 17, 1981   For Contracts issued prior to
December 17, 1981 there is no surrender charge, but purchase payments are subject to a deduction for sales expenses. The deduction is 8% on the first $5,000 received during a single Contract year as defined in the Contract, 4% on the next $20,000, 2% on the next $75,000 and 1% on the excess over $100,000.
The charge for mortality and expense risks for these Contracts is 0.75% of the assets of the Account, which we may raise to a maximum annual rate of 1%. There is no annual Contract fee. See the table of accumulation unit values on page 19.

Certain Nontax-Qualified Contracts   For nontax-qualified Contracts issued
after December 16, 1981 and prior to May 1, 1983 purchase payments paid under the Contract are subject to a deduction of 3% on the first $25,000 of purchase payments, 2% on the next $75,000 and 1% on amounts in excess of $100,000, based on total cumulative purchase payments paid under the Contract. The charge for mortality and expense risks for these Contracts is 0.75% of the assets of the Account, which we may raise to a maximum annual rate of 1%.

Dividends for Contracts Issued Prior to March 31, 2000 During the year 2003 we are paying dividends on approximately 19% of the in-force variable annuity Contracts we issued prior to March 31, 2000. Dividends are not guaranteed to be paid in future years. The dividend amount is volatile since it is based on the average variable Contract value which is defined as the value of the Accumulation units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract's interest in the Account.

Dividends on these variable annuities arise principally as a result of more favorable expense experience than that which we assumed in determining deductions. Such favorable experience is generated primarily by older and/or larger Contracts, which have a mortality and expense risk charge of at least 0.75%. In general, we are not paying dividends on Contracts with an average variable Contract value of less than

                                                                     Prospectus

$25,000, and over half of those with a value above $25,000 will receive dividends. The expected dividend payout for the year 2003 represents about 0.57% of the average variable Contract value for those Contracts that will receive dividends. The maximum dividend we are paying on a specific contract is about 0.75%.

We pay any dividend for a Contract on the anniversary date of that Contract. We apply the dividend as a net purchase payment unless you elect to have the dividend paid in cash. In the case of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Internal Revenue Code, dividends cannot be paid in cash but must be applied as net purchase payments under the Contract.

Internal Annuity Exchange   As a matter of current practice, we permit owners
of fixed dollar annuities we have previously issued to exchange those contracts for Front Load or Back Load Contracts without paying a second charge for sales expenses. This rule is subject to a number of exceptions and qualifications we may change or withdraw at any time.

In general, we permit only one such transaction in any 12-month period. Currently we make no charges on these transactions. Transactions on this basis are subject to a limit of 20% of the amount held under the fixed annuity Contract in any 12-month period, but we are presently waiving this limit.

Amounts exchanged from a fixed contract which provides for a surrender charge are not charged for sales expenses when the exchange is effected. We place these amounts in the same withdrawal charge category under the new Back Load Contract as they were before. We place exchange proceeds from fixed contracts which have no surrender charge provisions in the 0% withdrawal charge category. As an alternative, exchange proceeds from such a fixed contract may be added to a Front Load Contract or to a Deferred Contract issued prior to December 17, 1981 without any deduction for sales expenses.

Fixed annuity contracts (which are not described in this prospectus) are available in exchange for the Contracts on a comparable basis.


--------------------------------------------------------------------------------


Distribution of the Contracts

We sell the Contracts through individuals who are licensed insurance agents appointed by Northwestern Mutual and are registered representatives of Northwestern Mutual Investment Services, LLC, our wholly-owned company. Northwestern Mutual Investment Services, LLC is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Northwestern Mutual Investment Services, LLC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers. Where state law requires, these agents will also be licensed securities salesmen. Commissions paid to the agents on sales of the Contracts will not exceed 4% of purchase payments.

Prospectus

Table of Contents for Statement of Additional Information


                                                                Page
                                                                ----
           DISTRIBUTION OF THE CONTRACTS....................... B-2
           DETERMINATION OF ANNUITY PAYMENTS................... B-2
            Amount of Annuity Payments......................... B-2
            Annuity Unit Value................................. B-2
            Illustrations of Variable Annuity Payments......... B-3
           VALUATION OF ASSETS OF THE ACCOUNT.................. B-4
           TRANSFERABILITY RESTRICTIONS........................ B-4
           PERFORMANCE DATA.................................... B-4
           EXPERTS............................................. B-8
           FINANCIAL STATEMENTS OF THE ACCOUNT (as
             of December 31, 2002 and for each of the two years
             in the period ended December 31, 2002)............ B-9

                                                                Page
                                                                ----
           Report Of Independent Accountants (as of
             December 31, 2002 and for each of the two years in
             the period ended December 31, 2002)............... B-21
           FINANCIAL STATEMENTS OF NORTHWESTERN
             MUTUAL (as of December 31, 2002 and 2001 and
             for each of the three years in the period ended
             December 31, 2002)................................ B-22
           Report Of Independent Accountants (as of
             December 31, 2002 and 2001 and for each of the
             three years in the period ended December 31,
             2002)............................................. B-50


--------------------------------------------------------------------------------





This Prospectus sets forth concisely the information about NML Variable Annuity Account B that a prospective investor ought to know before investing. Additional information about Account B has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from The Northwestern Mutual Life Insurance Company. To receive a copy, return the request form to the address listed below, or telephone 1-888-455-2232.



TO: The Northwestern Mutual Life Insurance Company

Annuity and Accumulation Products Department
Room W04SE
720 East Wisconsin Avenue
Milwaukee, WI 53202

Please send a Statement of Additional Information for NML Variable Annuity Account B to:

Name ___________________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________

City _______________________________________ State ____________ Zip ____________

More Information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More Information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by writing the Pubic Reference Section of the SEC, Washington, DC 20549-6009.

NORTHWESTERN MUTUAL

NML Variable Annuity Account B

Non-tax Qualified Annuities            Simple IRAs
Individual Retirement Annuities        Tax Deferred Annuities
Roth IRAs                              457 Deferred Compensation Plan Annuities
Simplified Employee Pension Plan IRAs  Non-Transferable Annuities

                                       Northwestern Mutual Series Fund Inc.
                                       Fidelity VIP Mid Cap Portfolio
                                       Russell Investment Funds

 Prospectuses                          90-1773 (03/86) (rev. 0503)

 Investment Company Act File Nos. 811-3990, 811-7205 and 811-5371

 [Logo appears here]

 PO BOX 3095
 MILWAUKEE WI 53201-3095

 CHANGE SERVICE REQUESTED

                       STATEMENT OF ADDITIONAL INFORMATION

                           VARIABLE ANNUITY CONTRACTS
          (for Individual Retirement Annuities, Tax-Deferred Annuities
                            and Non-Qualified Plans)

                         NML VARIABLE ANNUITY ACCOUNT B
                                (the "Account"),
                        a separate investment account of
                 The Northwestern Mutual Life Insurance Company
                             ("Northwestern Mutual")

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the prospectus for the Contracts. A copy of the prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.

--------------------------------------------------------------------------------


          The Date of the Prospectus to which this Statement of Additional Information Relates is May 1, 2003.

          The Date of this Statement of Additional Information is May 1, 2003.

                          DISTRIBUTION OF THE CONTRACTS

     The Contracts are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS").

     NMIS may be considered the underwriter of the Contracts for purposes of the federal securities laws. The following amounts of commissions were paid on sales of the Contracts during each of the last three years:


                             Year         Amount
                             ----      -----------
                             2002      $24,260,513
                             2001      $25,190,014
                             2000      $20,848,898


                        DETERMINATION OF ANNUITY PAYMENTS

     The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: "Variable Payment Plans", p. 25, including "Description of Payment Plans", p. 26, "Amount of Annuity Payments", p. 26, and "Assumed Investment Rate", p. 26; "Dividends",
p. 27; "Net Investment Factor", p. 24; and "Deductions", p. 33.

     Amount of Annuity Payments The amount of the first annuity payment under a variable Payment Plan will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age and sex. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Payment Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 1983 a Table with Projection Scale G and age adjustment.

     Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of a Payment Plan a Contract will not share in the divisible surplus of Northwestern Mutual.

     The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

     The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

     Annuity Unit Value The value of an Annuity Unit for each Division was established at $1.00 as of the date operations began for that Division. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual.

     The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to neutralize the Assumed Investment Rate used in calculating the annuity rate tables.

     Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (4) in the example shows the applicable monthly payment rate for a male, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus). The example is for a Contract with sex-distinct rates.

     (1)  Assumed number of Accumulation Units in
          Balanced Division on maturity date................      25,000

     (2)  Assumed Value of an Accumulation Unit in
          Balanced Division at maturity.....................   $2.000000

     (3)  Cash Value of Contract at maturity, (1) X (2).....   $  50,000

     (4)  Assumed applicable monthly payment rate per
          $1,000 from annuity rate table....................   $    5.35

     (5)  Amount of first payment from Balanced Division,
          (3) X (4) divided by $1,000.......................   $  267.50

     (6)  Assumed Value of Annuity Unit in
          Balanced Division at maturity.....................   $1.500000

     (7)  Number of Annuity Units credited in
          Balanced Division, (5) divided by (6).............      178.33

The $50,000 value at maturity provides a first payment from the Balanced Division of $267.50, and payments thereafter of the varying dollar value of
178.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 178.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be
178.33 multiplied by $1.501000, or $267.68.

     However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 178.33 X $1.499000, or $267.32.

     For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

                       VALUATION OF ASSETS OF THE ACCOUNT

     The value of Portfolio or Fund shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

                          TRANSFERABILITY RESTRICTIONS

     Ownership of a Contract purchased as a tax-deferred annuity pursuant to
Section 403(b) of the Internal Revenue Code of 1954, as amended (the "Code") cannot be changed and the Contract cannot be sold, assigned or pledged as collateral for a loan, or for any other purpose, to any person other than Northwestern Mutual. Similar restrictions are applicable to Contracts purchased in exchange transactions by persons who have received fixed dollar policies as distributions of termination benefits from tax-qualified corporate or HR-10 plans or trusts. Ownership of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Code cannot be transferred except in limited circumstances involving divorce.

                                PERFORMANCE DATA

     Standardized performance data in advertisements will show the average annual total return for each Division of the Account, according to the following formula prescribed by the Securities and Exchange Commission:

                                P(1 + T)/n/ = ERV

                       Where:
               P    =  a hypothetical initial payment of $1000
               T    =  average annual total return
               n    =  number of years
               ERV  =  ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof)

Average annual total return is the annual compounded rate of return that would have produced the ending surrender value under a Contract if the owner had invested in a specified Division over the stated period and investment performance had remained constant throughout the period. The calculation assumes a single $1,000 purchase payment made at the beginning of the period and surrender of the Contract at the end of the period. It reflects a deduction for all Account, Fund and Contract level charges, including the 4.5% initial sales load for the Front Load Contract and the withdrawal charge for the Back Load Contract. The $30 annual Contract fee is reflected as .02% for the Front Load Contract and .15% for the Back Load based on the annual contract fees collected divided by the assets of the sub-account. For the Front Load Contract the data will assume a minimum initial purchase payment of $10,000 and the amounts will be divided by 10 to conform the presentation to the $1,000 purchase payment assumption required by the prescribed formula.


     The following table shows the standardized average annual total return data for each Division of the Account for the period ended December 31, 2002:

                               FRONT LOAD CONTRACT

Division                                  1-Year   5-Year   10-Year   Inception*
--------------------------------------------------------------------------------

Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock                    -22.50     NA        NA        10.88
T. Rowe Price Small Cap Value             -10.30     NA        NA        -6.37
Aggressive Growth Stock                   -25.09    -0.70     8.22       11.33
International Growth                      -16.71     NA        NA       -18.12
Franklin Templeton International Equity   -21.53    -3.32      NA         4.97
Index 400 Stock                           -18.81     NA        NA         1.39
Growth Stock                              -24.79    -0.89      NA         8.06
Large Cap Core Stock                      -31.79    -5.37      NA         5.01
Capital Guardian Domestic Equity          -25.18     NA        NA       -19.86
Index 500 Stock                           -25.96    -1.92     8.22        9.79
Asset Allocation                          -14.74     NA        NA       -12.09
Balanced                                  -12.16     1.92     7.42        9.99
High Yield Bond                            -7.74    -2.42      NA         4.38
Select Bond                                 6.49     6.10     6.58        9.92
Money Market                               -3.42     2.96     3.56        5.24

Russell Investment Funds
Multi-Style Equity                        -27.03     NA        NA       -13.67
Aggressive Equity                         -23.10     NA        NA        -5.39
Non-U.S.                                  -19.39     NA        NA       -10.52
Real Estate Securities                     -1.38     NA        NA         5.98
Core Bond                                   3.40     NA        NA         4.96
--------------------------------------------------------------------------------
* Franklin Templeton International Equity Division began April 1993; Growth Stock, Large Cap Core Stock, and High Yield Bond Divisions began May 1994; Small Cap Growth Division, Index 400 Stock Division and the Russell Investment Funds began April 1999; T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity and Asset Allocation Divisions began July 2001.

                               BACK LOAD CONTRACT

Division                                  1-Year   5-Year   10-Year   Inception*
--------------------------------------------------------------------------------

Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock                    -25.57     NA        NA        10.28
T. Rowe Price Small Cap Value             -12.90     NA        NA        -8.44
Aggressive Growth Stock                   -28.26    -1.51     7.76       10.77
International Growth                      -19.56      NA       NA       -20.74
Franklin Templeton International Equity   -24.56    -4.22      NA         4.55
Index 400 Stock                           -21.74     NA        NA         0.47
Growth Stock                              -27.94    -1.70      NA         7.69
Large Cap Core Stock                      -35.20    -6.36      NA         4.65
Capital Guardian Domestic Equity          -28.35      NA       NA       -22.57
Index 500 Stock                           -29.16    -2.77     7.76        9.25
Asset Allocation                          -17.51     NA        NA       -14.42
Balanced                                  -14.83     1.20     6.96        9.26
High Yield Bond                           -10.25    -3.28      NA         4.02
Select Bond                                 4.52     5.49     6.13        9.18
Money Market                               -5.77     2.27     3.12        4.54

Russell Investment Funds
Multi-Style Equity                        -30.27     NA        NA       -15.39
Aggressive Equity                         -26.19     NA        NA        -6.62
Non-U.S.                                  -22.33     NA        NA       -12.04
Real Estate Securities                     -3.65     NA        NA         5.23
Core Bond                                   1.32     NA        NA         4.17
--------------------------------------------------------------------------------
* Franklin Templeton International Equity Division began April 1993; Growth Stock, Large Cap Core Stock, and High Yield Bond Divisions began May 1994; Small Cap Growth Division, Index 400 Stock Division and the Russell Investment Funds began April 1999; T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity and Asset Allocation Divisions began July 2001.


     Non-standardized performance data are calculated on the same basis as the standardized total return data, except that the 4.5% initial sales load for the Front Load Contract is not reflected and it is assumed that the Back Load Contract remains in force at the end of the period. The annual Contract fee of $30 is also not reflected.

     The following table shows the non-standardized average annual total return data for each Division of the Account for the period ended December 31, 2002:

                               FRONT LOAD CONTRACT

Division                                  1-Year   5-Year   10-Year   Inception*
--------------------------------------------------------------------------------

Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock                    -18.83     NA        NA        12.30
T. Rowe Price Small Cap Value              -6.05     NA        NA        -3.26
Aggressive Growth Stock                   -21.55     0.23     8.75       11.78
International Growth                      -12.77     NA        NA       -15.41
Franklin Templeton International Equity   -17.81    -2.40      NA         5.49
Index 400 Stock                           -14.97     NA        NA         2.69
Growth Stock                              -21.23     0.05      NA         8.66
Large Cap Core Stock                      -28.56    -4.48      NA         5.59
Capital Guardian Domestic Equity          -21.64     NA        NA       -17.21
Index 500 Stock                           -22.46    -1.00     8.74       10.24
Asset Allocation                          -10.70     NA        NA        -9.17
Balanced                                   -8.00     2.88     7.94       10.25
High Yield Bond                            -3.38    -1.49      NA         4.95
Select Bond                                11.53     7.10     7.09       10.18
Money Market                                1.15     3.93     4.06        5.49

Russell Investment Funds
Multi-Style Equity                        -23.57     NA        NA       -12.57
Aggressive Equity                         -19.46     NA        NA        -4.18
Non-U.S.                                  -15.57     NA        NA        -9.38
Real Estate Securities                      3.28     NA        NA         7.34
Core Bond                                   8.30     NA        NA         6.31
--------------------------------------------------------------------------------
* Franklin Templeton International Equity Division began April 1993; Growth Stock, Large Cap Core Stock, and High Yield Bond Divisions began May 1994; Small Cap Growth Division, Index 400 Stock Division and the Russell Investment Funds began April 1999; T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity and Asset Allocation Divisions began July 2001.

                               BACK LOAD CONTRACT

Division                                  1-Year   5-Year   10-Year   Inception*
--------------------------------------------------------------------------------

Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock                    -19.44     NA        NA        11.46
T. Rowe Price Small Cap Value              -6.75     NA        NA        -3.99
Aggressive Growth Stock                   -22.13    -0.51     7.93       10.95
International Growth                      -13.42     NA        NA       -16.04
Franklin Templeton International Equity   -18.43    -3.13      NA         4.70
Index 400 Stock                           -15.60     NA        NA         1.92
Growth Stock                              -21.81    -0.70      NA         7.85
Large Cap Core Stock                      -29.09    -5.19      NA         4.81
Capital Guardian Domestic Equity          -22.22     NA        NA       -17.83
Index 500 Stock                           -23.04    -1.74     7.93        9.43
Asset Allocation                          -11.37     NA        NA        -9.85
Balanced                                   -8.68     2.11     7.13        9.43
High Yield Bond                            -4.10    -2.23      NA         4.17
Select Bond                                10.70     6.30     6.30        9.36
Money Market                                0.39     3.16     3.28        4.70

Russell Investment Funds
Multi-Style Equity                        -24.14     NA        NA       -13.22
Aggressive Equity                         -20.06     NA        NA        -4.90
Non-U.S.                                  -16.20     NA        NA       -10.05
Real Estate Securities                      2.51     NA        NA         6.54
Core Bond                                   7.49     NA        NA         5.51
---------------------------------------- ---------------------------------------
* Franklin Templeton International Equity Division began April 1993; Growth Stock, Large Cap Core Stock, and High Yield Bond Divisions began May 1994; Small Cap Growth Division, Index 400 Stock Division and the Russell Investment Funds began April 1999; T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity and Asset Allocation Divisions began July 2001.


     Advertisements with performance data may compare the average annualized total return figures for one or more of the Divisions to (1) the Standard & Poor's 500 Composite Stock Price Index, Wilshire Index, 1750 Index, EAFE Index, Merrill Lynch Domestic Master Index, Lehman Brothers High Yield Intermediate Market Index or other indices measuring performance of a relevant group of securities; (2) other variable annuity separate account tracked by Lipper Analytical Services or other ratings services; or (3) the Consumer Price Index.

                                     EXPERTS


     The financial statements of the Account as of December 31, 2002 and for each of the two years in the period ended December 31, 2002 and of Northwestern Mutual as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

 Account B Financial Statements


NML Variable Annuity Account B
Statement of Assets and Liabilities
December 31, 2002
(in thousands)

Assets
  Investments at Market Value:
   Northwestern Mutual Series Fund, Inc.
    Small Cap Growth Stock
     92,627 shares (cost $171,986)........................................ $  134,773
    T. Rowe Price Small Cap Value
     38,091 shares (cost $39,852).........................................     36,301
    Aggressive Growth Stock
     286,334 shares (cost $1,196,637).....................................    625,067
    International Growth Stock
     13,197 shares (cost $10,876).........................................     10,425
    Franklin Templeton International Equity
     334,149 shares (cost $428,635).......................................    342,168
    Index 400 Stock
     137,267 shares (cost $154,598).......................................    130,678
    Growth Stock
     200,743 shares (cost $397,398).......................................    318,779
    J.P. Morgan Select Growth and Income Stock
     263,150 shares (cost $371,621).......................................    228,414
    Capital Guardian Domestic Equity
     44,761 shares (cost $39,514).........................................     33,929
    Index 500 Stock
     380,068 shares (cost $889,903).......................................    823,607
    Asset Allocation
     61,877 shares (cost $56,849).........................................     53,091
    Balanced
     1,287,429 shares (cost $2,105,876)...................................  2,088,211
    High Yield Bond
     171,647 shares (cost $146,015).......................................     96,637
    Select Bond
     359,988 shares (cost $427,450).......................................    457,545
    Money Market
     343,832 shares (cost $343,832).......................................    343,832
   Russell Insurance Funds
    Multi-Style Equity
      6,505 shares (cost $91,988).........................................     58,802
    Aggressive Equity
     3,080 shares (cost $37,059)..........................................     28,524
    Non-U.S.
     4,935 shares (cost $43,481)..........................................     35,530
    Core Bond
     5,477 shares (cost $55,541)..........................................     57,074
    Real Estate Securities
     6,612 shares (cost $70,540)..........................................     69,488 $5,972,875
                                                                           ----------
 Due from Northwestern Mutual Life Insurance Company......................                 3,746
                                                                                      ----------
      Total Assets........................................................            $5,976,621
                                                                                      ==========
Liabilities
 Due to Participants......................................................            $    8,498
 Due to Northwestern Mutual Life Insurance Company........................                   860
                                                                                      ----------
      Total Liabilities...................................................                 9,358
                                                                                      ----------
Equity (Note 8)
 Contracts Issued Prior to December 17, 1981..............................                70,635
 Contracts Issued After December 16, 1981 and Prior to March 31, 1995.....             3,075,824
 Contracts Issued On or After March 31, 1995 and Prior to March 31, 2000:
   Front Load Version.....................................................               667,028
   Back Load Version......................................................             1,468,707
 Contracts Issued On or After March 31, 2000:
   Front Load Version.....................................................               277,558
   Back Load Version......................................................               392,200
 Contracts Issued On or After June 30, 2000:
   Fee--Based Version.....................................................                15,311
                                                                                      ----------
      Total Equity........................................................             5,967,263
                                                                                      ----------
      Total Liabilities and Equity........................................            $5,976,621
                                                                                      ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B
Statements of Operations
(in thousands)

                                                                                       T. Rowe Price
                                                           Small Cap Growth           Small Cap Value
                                     Combined               Stock Division               Division#
                             ------------------------  ------------------------  ------------------------
                             -----------  -----------    --------     -------      -------        ----
                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended  Period Ended
                             December 31, December 31, December 31, December 31, December 31, December 31,
                                 2002         2001         2002         2001         2002         2001
-----------------------------------------------------------------------------------------------------------
Investment Income
  Dividend Income........... $   157,659  $   594,207    $    243     $    15      $   189        $ 21
  Annuity Rate and Expense
   Guarantees...............     (72,201)     (80,553)     (1,639)     (1,659)        (283)        (18)
                             -----------  -----------    --------     -------      -------        ----
  Net Investment Income
   (Loss)...................      85,458      513,654      (1,396)     (1,644)     $   (94)       $  3
                             -----------  -----------    --------     -------      -------        ----
Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss) on
   Investments..............     (95,818)      17,277      (5,535)      2,512          437         (42)
  Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period...................    (983,732)  (1,250,453)    (27,073)     (8,977)      (4,144)        607
                             -----------  -----------    --------     -------      -------        ----
  Net Gain (Loss) on
   Investments..............  (1,079,550)  (1,233,176)    (32,608)     (6,465)      (3,707)        565
                             -----------  -----------    --------     -------      -------        ----
  Increase (Decrease) in
   Equity Derived from
   Investment Activity...... $  (994,092) $  (719,522)   $(34,004)    $(8,109)     $(3,801)       $568
                             ===========  ===========    ========     =======      =======        ====

                                 Aggressive Growth       International Growth       Franklin Templeton
                                  Stock Division            Stock Division#      International Equity Division
                             ------------------------  ------------------------  ----------------------------
                              ---------    ---------     -------        ----       --------      ---------
                              Year Ended   Year Ended   Year Ended  Period Ended  Year Ended     Year Ended
                             December 31, December 31, December 31, December 31, December 31,   December 31,
                                 2002         2001         2002         2001         2002           2001
---------------------------------------------------------------------------------------------------------------
Investment Income
  Dividend Income...........  $     711    $ 210,063     $    55        $ --       $  8,803      $  54,787
  Annuity Rate and Expense
   Guarantees...............     (8,554)     (10,758)        (68)         (5)        (4,601)        (5,500)
                              ---------    ---------     -------        ----       --------      ---------
  Net Investment Income
   (Loss)...................  $  (7,843)   $ 199,305     $   (13)       $ (5)      $  4,202      $  49,287
                              ---------    ---------     -------        ----       --------      ---------
Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss) on
   Investments..............    (53,572)      16,535        (680)        (11)       (14,182)       (88,618)
  Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period...................   (126,102)    (456,516)       (456)          9        (63,325)       (36,915)
                              ---------    ---------     -------        ----       --------      ---------
  Net Gain (Loss) on
   Investments..............   (179,674)    (439,981)     (1,136)         (2)       (77,507)      (125,533)
                              ---------    ---------     -------        ----       --------      ---------
  Increase (Decrease) in
   Equity Derived from
   Investment Activity......  $(187,517)   $(240,676)    $(1,149)       $ (7)      $(73,305)     $ (76,246)
                              =========    =========     =======        ====       ========      =========

                                     Index 400
                                  Stock Division
                             ------------------------
                             ------------------------
                              Year Ended   Year Ended
                             December 31, December 31,
                                 2002         2001
------------------------------------------------------
Investment Income
  Dividend Income...........   $  1,113     $ 1,445
  Annuity Rate and Expense
   Guarantees...............     (1,425)     (1,160)
                               --------     -------
  Net Investment Income
   (Loss)...................   $   (312)    $   285
                               --------     -------
Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss) on
   Investments..............     (2,603)       (403)
  Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period...................    (21,786)       (950)
                               --------     -------
  Net Gain (Loss) on
   Investments..............    (24,389)     (1,353)
                               --------     -------
  Increase (Decrease) in
   Equity Derived from
   Investment Activity......   $(24,701)    $(1,068)
                               ========     =======

#The initial investment in this Division was made on July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B
Statements of Operations
(in thousands)

                                                              J.P. Morgan Select
                                                               Growth and Income     Capital Guardian Domestic
                                   Growth Stock Division        Stock Division           Equity Division#
                                 ------------------------  ------------------------  ------------------------
                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended  Period Ended
                                 December 31, December 31, December 31, December 31, December 31, December 31,
(continued)                          2002         2001         2002         2001         2002         2001
---------------------------------------------------------------------------------------------------------------
Investment Income
  Dividend Income...............   $  4,341    $  20,253    $   2,718     $ 13,670     $   403        $ 41
  Annuity Rate and Expense
   Guarantees...................     (4,063)      (4,938)      (3,139)      (4,140)       (239)        (19)
                                   --------    ---------    ---------     --------     -------        ----
  Net Investment Income
   (Loss).......................   $    278    $  15,315    $    (421)    $  9,530     $   164        $ 22
                                   --------    ---------    ---------     --------     -------        ----
Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss) on
   Investments..................     (7,440)       9,862      (24,585)      (1,780)       (233)        (38)
  Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period.......................    (85,606)    (104,702)     (78,546)     (44,500)     (6,050)        454
                                   --------    ---------    ---------     --------     -------        ----
  Net Gain (Loss) on
   Investments..................    (93,046)     (94,840)    (103,131)     (46,280)     (6,283)        416
                                   --------    ---------    ---------     --------     -------        ----
  Increase (Decrease) in Equity
   Derived from Investment
   Activity.....................   $(92,768)   $ (79,525)   $(103,552)    $(36,750)    $(6,119)       $438
                                   ========    =========    =========     ========     =======        ====

                                         Index 500
                                      Stock Division       Asset Allocation Division#     Balanced Division
                                 ------------------------  ------------------------   ------------------------
                                  Year Ended   Year Ended   Year Ended   Period Ended  Year Ended   Year Ended
                                 December 31, December 31, December 31,  December 31, December 31, December 31,
(continued)                          2002         2001         2002          2001         2002         2001
----------------------------------------------------------------------------------------------------------------
Investment Income
  Dividend Income...............  $  13,368    $  54,726     $   858         $ 88      $  86,544    $ 196,374
  Annuity Rate and Expense
   Guarantees...................    (10,816)     (13,679)       (343)         (27)       (26,336)     (29,597)
                                  ---------    ---------     -------         ----      ---------    ---------
  Net Investment Income
   (Loss).......................  $   2,552    $  41,047     $   515         $ 61      $  60,208    $ 166,777
                                  ---------    ---------     -------         ----      ---------    ---------
Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss) on
   Investments..................     24,486       44,447        (481)           7          4,176       51,257
  Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period.......................   (289,005)    (263,595)     (4,049)         326       (275,406)    (332,482)
                                  ---------    ---------     -------         ----      ---------    ---------
  Net Gain (Loss) on
   Investments..................   (264,519)    (219,148)     (4,530)         333       (271,230)    (281,225)
                                  ---------    ---------     -------         ----      ---------    ---------
  Increase (Decrease) in Equity
   Derived from Investment
   Activity.....................  $(261,967)   $(178,101)    $(4,015)        $394      $(211,022)   $(114,448)
                                  =========    =========     =======         ====      =========    =========


                                 High Yield Bond Division
                                 ------------------------
                                  Year Ended   Year Ended
                                 December 31, December 31,
(continued)                          2002         2001
----------------------------------------------------------
Investment Income
  Dividend Income...............   $ 10,344     $11,007
  Annuity Rate and Expense
   Guarantees...................     (1,030)     (1,083)
                                   --------     -------
  Net Investment Income
   (Loss).......................   $  9,314     $ 9,924
                                   --------     -------
Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss) on
   Investments..................     (8,449)     (4,735)
  Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period.......................     (5,292)     (1,486)
                                   --------     -------
  Net Gain (Loss) on
   Investments..................    (13,741)     (6,221)
                                   --------     -------
  Increase (Decrease) in Equity
   Derived from Investment
   Activity.....................   $ (4,427)    $ 3,703
                                   ========     =======

#The initial investment in this Division was made on July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B
Statements of Operations
(in thousands)

                                                                                        Russell Multi-Style
                                   Select Bond Division      Money Market Division        Equity Division
                                 ------------------------  ------------------------  ------------------------
                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                 December 31, December 31, December 31, December 31, December 31, December 31,
(continued)                          2002         2001         2002         2001         2002         2001
---------------------------------------------------------------------------------------------------------------
Investment Income
  Dividend Income...............   $17,193      $15,363      $ 5,161      $10,662      $    392     $  1,667
  Annuity Rate and Expense
   Guarantees...................    (4,042)      (3,003)      (3,286)      (2,945)         (627)        (688)
                                   -------      -------      -------      -------      --------     --------
  Net Investment Income
   (Loss).......................   $13,151      $12,360      $ 1,875      $ 7,717      $   (235)    $    979
                                   -------      -------      -------      -------      --------     --------
Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss) on
   Investments..................     3,991          165           --           --        (5,728)      (1,771)
  Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period.......................    22,513       10,917           --           --       (12,334)     (11,116)
                                   -------      -------      -------      -------      --------     --------
  Net Gain (Loss) on
   Investments..................    26,504       11,082           --           --       (18,062)     (12,887)
                                   -------      -------      -------      -------      --------     --------
  Increase (Decrease) in Equity
   Derived from Investment
   Activity.....................   $39,655      $23,442      $ 1,875      $ 7,717      $(18,297)    $(11,908)
                                   =======      =======      =======      =======      ========     ========

                                    Russell Aggressive
                                      Equity Division      Russell Non-U.S. Division Russell Core Bond Division
                                 ------------------------  ------------------------  ------------------------
                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                 December 31, December 31, December 31, December 31, December 31,  December 31,
(continued)                          2002         2001         2002         2001         2002          2001
----------------------------------------------------------------------------------------------------------------
Investment Income
  Dividend Income...............   $    --      $    35      $   634      $    247      $1,404        $2,030
  Annuity Rate and Expense
   Guarantees...................      (312)        (309)        (373)         (404)       (443)         (307)
                                   -------      -------      -------      --------      ------        ------
  Net Investment Income
   (Loss).......................   $  (312)     $  (274)     $   261      $   (157)     $  961        $1,723
                                   -------      -------      -------      --------      ------        ------
Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss) on
   Investments..................    (1,524)        (817)      (6,439)       (9,703)      1,809            76
  Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period.......................    (5,516)         (51)         541        (1,315)      1,039           (60)
                                   -------      -------      -------      --------      ------        ------
  Net Gain (Loss) on
   Investments..................    (7,040)        (868)      (5,898)      (11,018)      2,848            16
                                   -------      -------      -------      --------      ------        ------
  Increase (Decrease) in Equity
   Derived from Investment
   Activity.....................   $(7,352)     $(1,142)     $(5,637)     $(11,175)     $3,809        $1,739
                                   =======      =======      =======      ========      ======        ======

                                    Russell Real Estate
                                    Securities Division
                                 ------------------------
                                  Year Ended   Year Ended
                                 December 31, December 31,
(continued)                          2002         2001
----------------------------------------------------------
Investment Income
  Dividend Income...............   $ 3,185       $1,713
  Annuity Rate and Expense
   Guarantees...................      (582)        (314)
                                   -------       ------
  Net Investment Income
   (Loss).......................   $ 2,603       $1,399
                                   -------       ------
Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss) on
   Investments..................       734          334
  Unrealized Appreciation
   (Depreciation) of
   Investments During the
   Period.......................    (3,135)        (101)
                                   -------       ------
  Net Gain (Loss) on
   Investments..................    (2,401)         233
                                   -------       ------
  Increase (Decrease) in Equity
   Derived from Investment
   Activity.....................   $   202       $1,632
                                   =======       ======

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B
Statements of Changes in Equity
(in thousands)

                                                                                                T. Rowe Price
                                                                    Small Cap Growth           Small Cap Value
                                              Combined               Stock Division               Division#
                                      ------------------------  ------------------------  ------------------------
                                       Year Ended   Year Ended   Year Ended   Year Ended   Year Ended  Period Ended
                                      December 31, December 31, December 31, December 31, December 31, December 31,
                                          2002         2001         2002         2001         2002         2001
--------------------------------------------------------------------------------------------------------------------
Operations
  Net Investment Income (Loss)....... $    85,458  $   513,654    $ (1,396)    $ (1,644)    $    (94)    $     3
  Net Realized Gain (Loss)...........     (95,818)      17,277      (5,535)       2,512          437         (42)
  Net Change in Unrealized
   Appreciation (Depreciation).......    (983,732)  (1,250,453)    (27,073)      (8,977)      (4,144)        607
                                      -----------  -----------    --------     --------     --------     -------
  Increase (Decrease) in Equity......    (994,092)    (719,522)    (34,004)      (8,109)      (3,801)        568
                                      -----------  -----------    --------     --------     --------     -------
Equity Transactions
  Contract Owners' Net Payments......     557,781      603,481      16,943       23,860        7,338       1,663
  Annuity Payments...................     (13,041)     (14,783)       (231)        (137)         (30)         (4)
  Surrenders and Other (net).........    (579,938)    (497,556)    (11,000)      (8,305)      (1,864)        (92)
  Transfers from Other Divisions or
   Sponsor...........................   3,479,066    4,543,701      63,075       68,296       51,445       8,475
  Transfers to Other Divisions or
   Sponsor...........................  (3,540,199)  (4,568,930)    (71,994)     (67,215)     (25,617)     (1,768)
                                      -----------  -----------    --------     --------     --------     -------
Increase (Decrease) in Equity Derived
 from Equity Transactions............     (96,331)      65,913      (3,207)      16,499       31,272       8,274
                                      -----------  -----------    --------     --------     --------     -------
Net Increase (Decrease) in Equity....  (1,090,423)    (653,609)    (37,211)       8,390       27,471       8,842
Equity
  Beginning of Period................   7,057,686    7,711,295     172,079      163,689        8,842          --
                                      -----------  -----------    --------     --------     --------     -------
  End of Period...................... $ 5,967,263  $ 7,057,686    $134,868     $172,079     $ 36,313     $ 8,842
                                      ===========  ===========    ========     ========     ========     =======

                                          Aggressive Growth       International Growth       Franklin Templeton
                                           Stock Division            Stock Division#      International Equity Division
                                      ------------------------  ------------------------  ----------------------------
                                       Year Ended   Year Ended   Year Ended  Period Ended  Year Ended     Year Ended
                                      December 31, December 31, December 31, December 31, December 31,   December 31,
                                          2002         2001         2002         2001         2002           2001
------------------------------------------------------------------------------------------------------------------------
Operations
  Net Investment Income (Loss).......  $  (7,843)   $  199,305    $    (13)     $   (5)    $   4,202     $    49,287
  Net Realized Gain (Loss)...........    (53,572)       16,535        (680)        (11)      (14,182)        (88,618)
  Net Change in Unrealized
   Appreciation (Depreciation).......   (126,102)     (456,516)       (456)          9       (63,325)        (36,915)
                                       ---------    ----------    --------      ------     ---------     -----------
  Increase (Decrease) in Equity......   (187,517)     (240,676)     (1,149)         (7)      (73,305)        (76,246)
                                       ---------    ----------    --------      ------     ---------     -----------
Equity Transactions
  Contract Owners' Net Payments......     42,107        58,786       3,433         909        26,496          33,085
  Annuity Payments...................       (659)         (836)         (9)         (1)         (487)           (659)
  Surrenders and Other (net).........    (52,395)      (57,595)       (682)         (6)      (32,164)        (28,964)
  Transfers from Other Divisions or
   Sponsor...........................     82,500       310,337      29,000       2,747       948,474       1,449,456
  Transfers to Other Divisions or
   Sponsor...........................   (135,952)     (345,851)    (23,061)       (747)     (993,361)     (1,456,155)
                                       ---------    ----------    --------      ------     ---------     -----------
Increase (Decrease) in Equity Derived
 from Equity Transactions............    (64,399)      (35,159)      8,681       2,902       (51,042)         (3,237)
                                       ---------    ----------    --------      ------     ---------     -----------
Net Increase (Decrease) in Equity....   (251,916)     (275,835)      7,532       2,895      (124,347)        (79,483)
Equity
  Beginning of Period................    876,635     1,152,470       2,895          --       466,059         545,542
                                       ---------    ----------    --------      ------     ---------     -----------
  End of Period......................  $ 624,719    $  876,635    $ 10,427      $2,895     $ 341,712     $   466,059
                                       =========    ==========    ========      ======     =========     ===========

                                              Index 400
                                           Stock Division
                                      ------------------------
                                       Year Ended   Year Ended
                                      December 31, December 31,
                                          2002         2001
---------------------------------------------------------------
Operations
  Net Investment Income (Loss).......   $   (312)    $    285
  Net Realized Gain (Loss)...........     (2,603)        (403)
  Net Change in Unrealized
   Appreciation (Depreciation).......    (21,786)        (950)
                                        --------     --------
  Increase (Decrease) in Equity......    (24,701)      (1,068)
                                        --------     --------
Equity Transactions
  Contract Owners' Net Payments......     19,886       23,313
  Annuity Payments...................       (181)        (141)
  Surrenders and Other (net).........     (8,880)      (5,581)
  Transfers from Other Divisions or
   Sponsor...........................     89,562       67,802
  Transfers to Other Divisions or
   Sponsor...........................    (74,996)     (49,086)
                                        --------     --------
Increase (Decrease) in Equity Derived
 from Equity Transactions............     25,391       36,307
                                        --------     --------
Net Increase (Decrease) in Equity....        690       35,239
Equity
  Beginning of Period................    130,085       94,846
                                        --------     --------
  End of Period......................   $130,775     $130,085
                                        ========     ========

#The initial investment in this Division was made on July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B
Statements of Changes in Equity
(in thousands)

                                                                J.P. Morgan Select Growth Capital Guardian Domestic
                                        Growth Stock Division   and Income Stock Division     Equity Division#
                                      ------------------------  ------------------------  ------------------------
                                       Year Ended   Year Ended   Year Ended   Year Ended   Year Ended  Period Ended
                                      December 31, December 31, December 31, December 31, December 31, December 31,
(continued)                               2002         2001         2002         2001         2002         2001
--------------------------------------------------------------------------------------------------------------------
Operations
  Net Investment Income (Loss).......  $     278    $  15,315    $    (421)    $  9,530     $    164     $    22
  Net Realized Gain (Ioss)...........     (7,440)       9,862      (24,585)      (1,780)        (233)        (38)
  Net Change in Unrealized
   Appreciation (Depreciation).......    (85,606)    (104,702)     (78,546)     (44,500)      (6,050)        454
                                       ---------    ---------    ---------     --------     --------     -------
  Increase (Decrease) in Equity......    (92,768)     (79,525)    (103,552)     (36,750)      (6,119)        438
                                       ---------    ---------    ---------     --------     --------     -------
Equity Transactions
  Contract Owners' Net Payments......     31,827       39,745       20,028       29,653        8,476       2,446
  Annuity Payments...................       (544)        (725)        (627)        (854)         (45)         (6)
  Surrenders and Other (net).........    (28,316)     (27,201)     (23,673)     (23,378)      (1,596)       (137)
  Transfers from Other Divisions or
   Sponsor...........................     73,282       61,266       41,225       44,543       42,877       8,678
  Transfers to Other Divisions or
   Sponsor...........................    (99,166)     (77,560)     (73,119)     (56,217)     (19,868)     (1,220)
                                       ---------    ---------    ---------     --------     --------     -------
Increase (Decrease) in Equity Derived
 from Equity Transactions............    (22,917)      (4,475)     (36,166)      (6,253)      29,844       9,761
                                       ---------    ---------    ---------     --------     --------     -------
Net Increase (Decrease) in Equity....   (115,685)     (84,000)    (139,718)     (43,003)      23,725      10,199
Equity
  Beginning of Period................    434,198      518,198      368,028      411,031       10,199          --
                                       ---------    ---------    ---------     --------     --------     -------
  End of Period......................  $ 318,513    $ 434,198    $ 228,310     $368,028     $ 33,924     $10,199
                                       =========    =========    =========     ========     ========     =======

                                      Index 500 Stock Division  Asset Allocation Division#     Balanced Division
                                      ------------------------  ------------------------   ------------------------
                                       Year Ended   Year Ended   Year Ended   Period Ended  Year Ended   Year Ended
                                      December 31, December 31, December 31,  December 31, December 31, December 31,
(continued)                               2002         2001         2002          2001         2002         2001
---------------------------------------------------------------------------------------------------------------------
Operations
  Net Investment Income (Loss).......  $    2,552   $   41,047    $    515      $    61     $   60,208   $  166,777
  Net Realized Gain (Ioss)...........      24,486       44,447        (481)           7          4,176       51,257
  Net Change in Unrealized
   Appreciation (Depreciation).......    (289,005)    (263,595)     (4,049)         326       (275,406)    (332,482)
                                       ----------   ----------    --------      -------     ----------   ----------
  Increase (Decrease) in Equity......    (261,967)    (178,101)     (4,015)         394       (211,022)    (114,448)
                                       ----------   ----------    --------      -------     ----------   ----------
Equity Transactions
  Contract Owners' Net Payments......      63,045       77,642      16,761        2,894        117,016      138,706
  Annuity Payments...................      (1,762)      (2,316)        (73)          (5)        (6,625)      (7,407)
  Surrenders and Other (net).........     (76,932)     (79,753)     (2,724)        (137)      (182,433)    (176,153)
  Transfers from Other Divisions or
   Sponsor...........................     133,445      119,860      47,719       10,138        137,948      128,454
  Transfers to Other Divisions or
   Sponsor...........................    (192,055)    (162,997)    (17,221)        (723)      (222,727)    (167,464)
                                       ----------   ----------    --------      -------     ----------   ----------
Increase (Decrease) in Equity Derived
 from Equity Transactions............     (74,259)     (47,564)     44,462       12,167       (156,821)     (83,864)
                                       ----------   ----------    --------      -------     ----------   ----------
Net Increase (Decrease) in Equity....    (336,226)    (225,665)     40,447       12,561       (367,843)    (198,312)
Equity
  Beginning of Period................   1,158,425    1,384,090      12,561           --      2,453,289    2,651,601
                                       ----------   ----------    --------      -------     ----------   ----------
  End of Period......................  $  822,199   $1,158,425    $ 53,008      $12,561     $2,085,446   $2,453,289
                                       ==========   ==========    ========      =======     ==========   ==========

                                      High Yield Bond Division
                                      ------------------------
                                       Year Ended   Year Ended
                                      December 31, December 31,
(continued)                               2002         2001
---------------------------------------------------------------
Operations
  Net Investment Income (Loss).......   $  9,314     $  9,924
  Net Realized Gain (Ioss)...........     (8,449)      (4,735)
  Net Change in Unrealized
   Appreciation (Depreciation).......     (5,292)      (1,486)
                                        --------     --------
  Increase (Decrease) in Equity......     (4,427)       3,703
                                        --------     --------
Equity Transactions
  Contract Owners' Net Payments......      9,059       10,026
  Annuity Payments...................       (238)        (252)
  Surrenders and Other (net).........     (8,568)      (7,368)
  Transfers from Other Divisions or
   Sponsor...........................     28,335       28,085
  Transfers to Other Divisions or
   Sponsor...........................    (31,776)     (26,331)
                                        --------     --------
Increase (Decrease) in Equity Derived
 from Equity Transactions............     (3,188)       4,160
                                        --------     --------
Net Increase (Decrease) in Equity....     (7,615)       7,863
Equity
  Beginning of Period................    104,320       96,457
                                        --------     --------
  End of Period......................   $ 96,705     $104,320
                                        ========     ========

#The initial investment in this Division was made on July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account B
Statements of Changes in Equity
(in thousands)

                                                                                             Russell Multi-Style
                                        Select Bond Division      Money Market Division        Equity Division
                                      ------------------------  ------------------------  ------------------------
                                       Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                      December 31, December 31, December 31, December 31, December 31, December 31,
(continued)                               2002         2001         2002         2001         2002         2001
--------------------------------------------------------------------------------------------------------------------
Operations
  Net Investment Income (Loss).......  $  13,151     $ 12,360   $     1,875  $     7,717    $   (235)    $    979
  Net Realized Gain (Loss)...........      3,991          165            --           --      (5,728)      (1,771)
  Net Change in Unrealized
   Appreciation (Depreciation).......     22,513       10,917            --           --     (12,334)     (11,116)
                                       ---------     --------   -----------  -----------    --------     --------
  Increase (Decrease) in Equity......     39,655       23,442         1,875        7,717     (18,297)     (11,908)
                                       ---------     --------   -----------  -----------    --------     --------
Equity Transactions
  Contract Owners' Net Payments......     51,073       33,345        83,874       84,164       9,510       13,471
  Annuity Payments...................       (768)        (689)         (391)        (338)       (101)        (146)
  Surrenders and Other (net).........    (33,418)     (18,462)      (96,728)     (53,473)     (4,478)      (3,965)
  Transfers from Other Divisions or
   Sponsor...........................    213,378      113,431     1,206,671    1,927,581      49,127       43,189
  Transfers to Other Divisions or
   Sponsor...........................   (132,886)     (63,305)   (1,160,338)  (1,915,632)    (51,172)     (42,178)
                                       ---------     --------   -----------  -----------    --------     --------
Increase (Decrease) in Equity Derived
 from Equity Transactions............     97,379       64,320        33,088       42,302       2,886       10,371
                                       ---------     --------   -----------  -----------    --------     --------
Net Increase (Decrease) in Equity ...    137,034       87,762        34,963       50,019     (15,411)      (1,537)
Equity
  Beginning of Period................    320,314      232,552       308,618      258,599      74,209       75,746
                                       ---------     --------   -----------  -----------    --------     --------
  End of Period......................  $ 457,348     $320,314   $   343,581  $   308,618    $ 58,798     $ 74,209
                                       =========     ========   ===========  ===========    ========     ========

                                         Russell Aggressive
                                           Equity Division      Russell Non-U.S. Division Russell Core Bond Division
                                      ------------------------  ------------------------  ------------------------
                                       Year Ended   Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                      December 31, December 31, December 31, December 31, December 31,  December 31,
(continued)                               2002         2001         2002         2001         2002          2001
---------------------------------------------------------------------------------------------------------------------
Operations
  Net Investment Income (Loss).......   $   (312)    $   (274)   $     261     $   (157)    $    961      $  1,723
  Net Realized Gain (Loss)...........     (1,524)        (817)      (6,439)      (9,703)       1,809            76
  Net Change in Unrealized
   Appreciation (Depreciation).......     (5,516)         (51)         541       (1,315)       1,039           (60)
                                        --------     --------    ---------     --------     --------      --------
  Increase (Decrease) in Equity......     (7,352)      (1,142)      (5,637)     (11,175)       3,809         1,739
                                        --------     --------    ---------     --------     --------      --------
Equity Transactions
  Contract Owners' Net Payments......      3,664        4,746        5,602        7,192        9,826         8,916
  Annuity Payments...................        (29)         (42)         (41)         (69)        (105)          (99)
  Surrenders and Other (net).........     (2,112)      (1,447)      (3,199)      (2,158)      (4,624)       (2,503)
  Transfers from Other Divisions or
   Sponsor...........................     20,386       17,053      105,220       64,926       48,940        34,800
  Transfers to Other Divisions or
   Sponsor...........................    (20,425)     (17,442)    (107,082)     (65,398)     (42,479)      (27,339)
                                        --------     --------    ---------     --------     --------      --------
Increase (Decrease) in Equity Derived
 from Equity Transactions............      1,484        2,868          500        4,493       11,558        13,775
                                        --------     --------    ---------     --------     --------      --------
Net Increase (Decrease) in Equity ...     (5,868)       1,726       (5,137)      (6,682)      15,367        15,514
Equity
  Beginning of Period................     34,389       32,663       40,659       47,341       41,759        26,245
                                        --------     --------    ---------     --------     --------      --------
  End of Period......................   $ 28,521     $ 34,389    $  35,522     $ 40,659     $ 57,126      $ 41,759
                                        ========     ========    =========     ========     ========      ========

                                         Russell Real Estate
                                         Securities Division
                                      ------------------------
                                       Year Ended   Year Ended
                                      December 31, December 31,
(continued)                               2002         2001
---------------------------------------------------------------
Operations
  Net Investment Income (Loss).......   $  2,603     $  1,399
  Net Realized Gain (Loss)...........        734          334
  Net Change in Unrealized
   Appreciation (Depreciation).......     (3,135)        (101)
                                        --------     --------
  Increase (Decrease) in Equity......        202        1,632
                                        --------     --------
Equity Transactions
  Contract Owners' Net Payments......     11,817        8,919
  Annuity Payments...................        (95)         (57)
  Surrenders and Other (net).........     (4,152)        (878)
  Transfers from Other Divisions or
   Sponsor...........................     66,457       34,584
  Transfers to Other Divisions or
   Sponsor...........................    (44,904)     (24,302)
                                        --------     --------
Increase (Decrease) in Equity Derived
 from Equity Transactions............     29,123       18,266
                                        --------     --------
Net Increase (Decrease) in Equity ...     29,325       19,898
Equity
  Beginning of Period................     40,123       20,225
                                        --------     --------
  End of Period......................   $ 69,448     $ 40,123
                                        ========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights


NML Variable Annuity Account B
(For a unit outstanding during the period)



                                                                     Dividend
                                                                   Income as a % Expense Ratio,
                                                 Unit Value,        of Average     Lowest to     Total Return(2),
Division                                      Lowest to Highest     Net Assets      Highest      Lowest to Highest
--------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock
  Year Ended 12/31/02..................... $0.686471 to $ 1.536295     0.16%     0.40% to 1.25% (19.44%) to (18.71%)
  Year Ended 12/31/01..................... $0.844471 to $ 1.890848     0.01%     0.40% to 1.25%  (4.97%) to  (4.10%)
T. Rowe Price Small Cap Value (1)
  Year Ended 12/31/02..................... $0.943905 to $ 0.956015     0.67%     0.40% to 1.25%  (6.75%) to  (5.91%)
  Period Ended 12/31/01................... $1.012260 to $ 1.016079     0.42%     0.40% to 1.25%     1.23% to   1.61%
Aggressive Growth Stock
  Year Ended 12/31/02..................... $0.564112 to $ 3.725431     0.10%     0.40% to 1.25% (22.13%) to (21.43%)
  Year Ended 12/31/01..................... $0.719033 to $ 4.760371    22.63%     0.40% to 1.25% (20.88%) to (20.16%)
International Growth Stock (1)
  Year Ended 12/31/02..................... $0.780276 to $ 0.790292     0.72%     0.40% to 1.25% (13.42%) to (12.64%)
  Period Ended 12/31/01................... $0.901258 to $ 0.904664     0.00%     0.40% to 1.25%  (9.87%) to  (9.53%)
Franklin Templeton International Equity
  Year Ended 12/31/02..................... $0.688942 to $ 1.636881     2.11%     0.40% to 1.25% (18.43%) to (17.69%)
  Year Ended 12/31/01..................... $0.837038 to $ 1.996677    11.09%     0.40% to 1.25% (15.07%) to (14.30%)
Index 400 Stock
  Year Ended 12/31/02..................... $0.870423 to $ 1.106344     0.81%     0.40% to 1.25% (15.60%) to (14.84%)
  Year Ended 12/31/01..................... $1.023646 to $ 1.299809     1.27%     0.40% to 1.25%  (1.90%) to  (1.01%)
Growth Stock
  Year Ended 12/31/02..................... $0.616498 to $ 2.006974     1.16%     0.40% to 1.25% (21.81%) to (21.11%)
  Year Ended 12/31/01..................... $0.782628 to $ 2.554121     4.47%     0.40% to 1.25% (15.29%) to (14.52%)
J.P. Morgan Select Growth and Income Stock
  Year Ended 12/31/02..................... $0.581563 to $ 1.566688     0.96%     0.40% to 1.25% (29.09%) to (28.45%)
  Year Ended 12/31/01..................... $0.814020 to $ 2.198364     3.62%     0.40% to 1.25%  (8.92%) to  (8.10%)
Capital Guardian Domestic Equity (1)
  Year Ended 12/31/02..................... $0.756787 to $ 0.766519     1.62%     0.40% to 1.25% (22.22%) to (21.52%)
  Period Ended 12/31/01................... $0.973004 to $ 0.976685     0.74%     0.40% to 1.25%  (2.70%) to  (2.33%)
Index 500 Stock
  Year Ended 12/31/02..................... $0.604035 to $ 3.153233     1.38%     0.40% to 1.25% (23.04%) to (22.34%)
  Year Ended 12/31/01..................... $0.779001 to $ 4.076752     4.50%     0.40% to 1.25% (12.98%) to (12.19%)
Asset Allocation (1)
  Year Ended 12/31/02..................... $0.863125 to $ 0.874209     2.44%     0.40% to 1.25% (11.37%) to (10.57%)
  Period Ended 12/31/01................... $0.973862 to $ 0.977539     1.19%     0.40% to 1.25%  (2.61%) to  (2.25%)
Balanced
  Year Ended 12/31/02..................... $0.862735 to $ 7.147092     3.85%     0.40% to 1.25%  (8.68%) to  (7.86%)
  Year Ended 12/31/01..................... $0.937735 to $ 7.787723     7.84%     0.40% to 1.25%  (4.36%) to  (3.49%)
High Yield Bond
  Year Ended 12/31/02..................... $0.972766 to $ 1.487426    10.35%     0.40% to 1.25%  (4.10%) to  (3.23%)
  Year Ended 12/31/01..................... $1.006773 to $ 1.543249    10.48%     0.40% to 1.25%     3.72% to   4.66%
Select Bond
  Year Ended 12/31/02..................... $1.312499 to $10.207276     4.44%     0.40% to 1.25%    10.70% to  11.70%
  Year Ended 12/31/01..................... $1.175057 to $ 9.174827     5.43%     0.40% to 1.25%     8.99% to   9.98%
Money Market
  Year Ended 12/31/02..................... $1.081393 to $ 3.037822     1.64%     0.40% to 1.25%     0.39% to   1.30%
  Year Ended 12/31/01..................... $1.067537 to $ 3.010839     3.71%     0.40% to 1.25%     2.62% to   3.55%
Russell Multi-Style Equity
  Year Ended 12/31/02..................... $0.574187 to $ 0.613006     0.60%     0.40% to 1.25% (24.14%) to (23.46%)
  Year Ended 12/31/01..................... $0.751294 to $ 0.801293     2.32%     0.40% to 1.25% (15.28%) to (14.51%)
Russell Aggressive Equity
  Year Ended 12/31/02..................... $0.727980 to $ 0.857996     0.00%     0.40% to 1.25% (20.06%) to (19.34%)
  Year Ended 12/31/01..................... $0.903873 to $ 1.064253     0.11%     0.40% to 1.25%  (3.58%) to  (2.71%)
Russell Non-U.S.
  Year Ended 12/31/02..................... $0.557227 to $ 0.699179     1.63%     0.40% to 1.25% (16.20%) to (15.44%)
  Year Ended 12/31/01..................... $0.659991 to $ 0.827309     0.58%     0.40% to 1.25% (23.00%) to (22.30%)
Russell Core Bond
  Year Ended 12/31/02..................... $1.217720 to $ 1.256188     2.84%     0.40% to 1.25%     7.49% to   8.46%
  Year Ended 12/31/01..................... $1.132872 to $ 1.158815     5.78%     0.40% to 1.25%     6.07% to   7.03%
Russell Real Estate Securities
  Year Ended 12/31/02..................... $1.261665 to $ 1.375137     5.38%     0.40% to 1.25%     2.51% to   3.44%
  Year Ended 12/31/01..................... $1.220071 to $ 1.331406     5.27%     0.40% to 1.25%     6.49% to   7.46%

(1)Portfolio commenced operations on July 31, 2001.
(2)Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Notes to Financial Statements


NML Variable Annuity Account B
December 31, 2002

Note 1 -- NML Variable Annuity Account B (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable annuity contracts ("contracts") for tax-deferred annuities, individual retirement annuities and non-qualified plans. Three versions of the contract are offered: Front Load contracts with a sales charge up to 4.5% of purchase payments; Back Load contracts with a withdrawal charge of 0-6%; and Fee-Based contracts with no sales or withdrawal charges.

Note 2 -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

Note 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are diversified open-end investment companies registered under the Investment Company Act of 1940.

Note 4 -- Annuity reserves are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. For variable payment plans issued prior to January 1, 1974, annuity reserves are based on the 1955 American Annuity Table with assumed interest rates of 3% or 5%. For variable payment plans issued on or after January 1, 1974 and before January 1, 1985, annuity reserves are based on the 1971 Individual Annuity Mortality Table with assumed interest rates of 31/2% or 5%. For variable payment plans issued on or after January 1, 1985, annuity reserves are based on the 1983 Annuity Table a adjusted with assumed interest rates of 31/2% or 5%.

Note 5 -- Dividend income and distributions of net realized gains from the Funds are recorded on the ex-date of the dividends. Transactions in Funds' shares are accounted for on the trade date. The basis for determining cost on sale of the Funds' shares is identified cost. Purchases and sales of the Funds' shares for the period ended December 31, 2002 by each Division are shown below:

         Division                              Purchases      Sales
         --------                             ------------ ------------
         Small Cap Growth Stock.............. $ 19,495,176 $ 24,232,455
         T. Rowe Price Small Cap Value.......   33,595,552    2,418,764
         Aggressive Growth Stock.............   61,089,476  117,646,828
         International Growth Stock..........    9,627,071      961,814
         Franklin Templeton International
          Equity.............................   37,455,289   84,096,377
         Index 400 Stock.....................   36,233,351   11,250,969
         Growth Stock........................   38,866,478   61,875,979
         J.P. Morgan Select Growth and Income
          Stock..............................   24,486,991   61,233,969
         Capital Guardian Domestic Equity....   32,306,294    2,294,517
         Index 500 Stock.....................  105,203,270  154,911,555
         Asset Allocation....................   50,394,357    5,334,464
         Balanced............................  218,022,417  316,968,977
         High Yield Bond.....................   20,022,228   13,964,620
         Select Bond.........................  152,162,719   39,311,267
         Money Market........................  141,562,107  106,760,217
         Russell Multi-Style Equity..........   11,081,075    8,543,932
         Russell Aggressive Equity...........    4,123,611    2,949,208
         Russell Non-U.S.....................    7,034,163    6,264,070
         Russell Core Bond...................   20,152,293    6,196,167
         Russell Real Estate Securities......   37,487,392    5,446,094

Note 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 3/4 of 1% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1% annual rate.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 11/4% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1/2% annual rate.

For contracts issued on or after March 31, 1995 and prior to March 31, 2000, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 4/10 of 1% and 11/4%, respectively, of the net assets of each Division

 Notes to Financial Statements


attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% and 11/2% annual rates, respectively.

For contracts issued on or after March 31, 2000, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 5/10 of 1% and 11/4%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% and 11/2% annual rates, respectively. The current charges will not be increased for five years from the date of the most recent Prospectus.

For contracts issued on or after June 30, 2000, for the Fee-Based version the deduction for annuity rate and expense guarantees is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% annual rate. The current charges will not be increased for five years from the date of the most recent Prospectus.

Since 1995, Northwestern Mutual has paid a dividend to certain contracts. The dividend is reinvested in the Account and has been reflected as a Contract Owners' Net Payment in the accompanying financial statements.

Note 7 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

 Notes to Financial Statements



Note 8 -- Equity Values by Division are shown below:
(in thousands, except accumulation unit values)

                                                                                     Contracts Issued:
                                                  Contracts Issued:             After December 16, 1981 and
                                              Prior to December 17, 1981          Prior to March 31, 1995
                                           -------------------------------- -----------------------------------
                                           Accumulation    Units            Accumulation    Units
Division                                    Unit Value  Outstanding Equity   Unit Value  Outstanding   Equity
---------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock....................  $ 1.516823       313    $   475  $1.489185      30,160   $   44,914
T. Rowe Price Small Cap Value.............    0.950636       185        176   0.943905      13,871       13,093
Aggressive Growth Stock...................    3.725431       801      2,984   3.506913      98,102      344,035
International Growth Stock................    0.785836        17         13   0.780276       3,341        2,607
Franklin Templeton International Equity...    1.636881     1,093      1,789   1.559571     112,474      175,411
Index 400 Stock...........................    1.092338       505        552   1.072428      37,757       40,492
Growth Stock..............................    2.006974       517      1,038   1.921805      58,924      113,240
J.P. Morgan Select Growth and Income Stock    1.566688       427        669   1.500218      56,246       84,381
Capital Guardian Domestic Equity..........    0.762191       256        195   0.756787      15,368       11,630
Index 500 Stock...........................    3.153233     7,721     24,346   2.968449     124,921      370,822
Asset Allocation..........................    0.869281       297        258   0.863125      20,094       17,344
Balanced..................................    7.147092     3,566     25,487   6.435011     217,113    1,397,125
High Yield Bond...........................    1.487426       122        181   1.424293      18,691       26,621
Select Bond...............................   10.207276       664      6,778   9.187656      20,034      184,066
Money Market..............................    3.037822       731      2,221   2.734853      49,899      136,466
Russell Multi-Style Equity................    0.605230       274        166   0.594202      22,004       13,075
Russell Aggressive Equity.................    0.847132       168        142   0.831686       9,413        7,829
Russell Non-U.S...........................    0.690333       100         69   0.677755      13,477        9,134
Russell Core Bond.........................    1.240286        25         31   1.217720      10,481       12,763
Russell Real Estate Securities............    1.285091       185        238   1.261665      16,347       20,624
                                                                    -------                          ----------
  Equity..................................                           67,808                           3,025,672
  Annuity Reserves........................                            2,827                              50,152
                                                                    -------                          ----------
  Total Equity............................                          $70,635                          $3,075,824
                                                                    =======                          ==========

                                                   Contracts Issued:                  Contracts Issued:
                                            On or After March 31, 1995 and     On or After March 31, 1995 and
                                                Prior to March 31, 2000            Prior to March 31, 2000
                                                  Front Load Version                  Back Load Version
                                           --------------------------------- -----------------------------------
                                           Accumulation    Units             Accumulation    Units
Division                                    Unit Value  Outstanding  Equity   Unit Value  Outstanding   Equity
----------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock....................  $1.536295     12,240    $ 18,804   1.489185     25,391    $   37,812
T. Rowe Price Small Cap Value.............   0.955324      4,920       4,700   0.943905      8,560         8,080
Aggressive Growth Stock...................   1.764232     33,978      59,945   3.506913     49,786       174,595
International Growth Stock................   0.789715      1,818       1,436   0.780276      2,170         1,693
Franklin Templeton International Equity...   1.367662     28,874      39,490   1.559571     59,524        92,832
Index 400 Stock...........................   1.106344     15,907      17,599   1.072428     32,533        34,889
Growth Stock..............................   1.896210     25,489      48,332   1.921805     59,195       113,761
J.P. Morgan Select Growth and Income Stock   1.479747     23,653      35,000   1.500218     57,394        86,104
Capital Guardian Domestic Equity..........   0.765966      5,596       4,286   0.756787      9,479         7,174
Index 500 Stock...........................   1.936439     51,159      99,066   2.968449     86,075       255,509
Asset Allocation..........................   0.873571      7,156       6,251   0.863125     10,513         9,074
Balanced..................................   1.870656     73,767     137,993   6.435011     52,816       339,872
High Yield Bond...........................   1.425787     13,151      18,751   1.424293     25,851        36,819
Select Bond...............................   1.793220     33,758      60,536   9.187656     12,269       112,723
Money Market..............................   1.397113     42,941      59,993   2.734853     27,441        75,047
Russell Multi-Style Equity................   0.613006     20,046      12,288   0.594202     25,858        15,365
Russell Aggressive Equity.................   0.857996      7,408       6,356   0.831686      8,902         7,404
Russell Non-U.S...........................   0.699179     10,489       7,334   0.677755     12,429         8,424
Russell Core Bond.........................   1.256188      9,414      11,826   1.217720      9,786        11,917
Russell Real Estate Securities............   1.301549      7,295       9,495   1.261665     13,381        16,882
                                                                    --------                          ----------
  Equity..................................                           659,481                           1,445,976
  Annuity Reserves........................                             7,547                              22,731
                                                                    --------                          ----------
  Total Equity............................                          $667,028                          $1,468,707
                                                                    ========                          ==========

 Notes to Financial Statements



                                                   Contracts Issued:                 Contracts Issued:
                                              On or After March 31, 2000        On or After March 31, 2000
                                                  Front Load Version                 Back Load Version
                                           --------------------------------- ---------------------------------
                                           Accumulation    Units             Accumulation    Units
Division                                    Unit Value  Outstanding  Equity   Unit Value  Outstanding  Equity
--------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock....................  $0.702869     17,111    $ 12,027  $1.489185     12,980    $ 19,330
T. Rowe Price Small Cap Value.............   0.953992      3,724       3,553   0.943905      6,525       6,159
Aggressive Growth Stock...................   0.564112     24,744      13,958   3.506913      7,000      24,548
International Growth Stock................   0.788618      2,245       1,770   0.780276      3,186       2,486
Franklin Templeton International Equity...   0.700185     16,907      11,838   1.559571     10,599      16,530
Index 400 Stock...........................   0.870423     15,677      13,646   1.072428     20,322      21,794
Growth Stock..............................   0.616498     25,303      15,599   1.921805     12,076      23,208
J.P. Morgan Select Growth and Income Stock   0.581563     12,643       7,353   1.500218      7,080      10,622
Capital Guardian Domestic Equity..........   0.764893      5,903       4,515   0.756787      6,507       4,924
Index 500 Stock...........................   0.604035     37,988      22,946   2.968449     12,797      37,987
Asset Allocation..........................   0.872356      8,285       7,227   0.863125     12,266      10,587
Balanced..................................   0.862735     68,762      59,323   6.435011     11,764      75,701
High Yield Bond...........................   0.972766      6,138       5,971   1.424293      4,422       6,298
Select Bond...............................   1.321394     27,367      36,163   9.187656      5,161      47,417
Money Market..............................   1.092171     25,726      28,097   2.734853     13,777      37,678
Russell Multi-Style Equity................   0.574187     13,019       7,475   0.594202     14,504       8,618
Russell Aggressive Equity.................   0.727980      3,936       2,865   0.831686      4,017       3,341
Russell Non-U.S...........................   0.557227      7,745       4,316   0.677755      7,623       5,167
Russell Core Bond.........................   1.243794      7,159       8,904   1.217720      7,729       9,412
Russell Real Estate Securities............   1.375137      6,056       8,328   1.261665      9,469      11,947
                                                                    --------                          --------
  Equity..................................                           275,874                           383,754
  Annuity Reserves........................                             1,684                             8,446
                                                                    --------                          --------
  Total Equity............................                          $277,558                          $392,200
                                                                    ========                          ========

                                                    Contracts Issued:
                                                On or After June 30, 2000
                                                    Fee-Based Version
                                             --------------------------------
                                             Accumulation    Units
  Division                                    Unit Value  Outstanding Equity
  ---------------------------------------------------------------------------
  Small Cap Growth Stock....................  $0.686471        665    $   457
  T. Rowe Price Small Cap Value.............   0.956015        210        201
  Aggressive Growth Stock...................   0.576231        987        569
  International Growth Stock................   0.790292        340        269
  Franklin Templeton International Equity...   0.688942      1,022        704
  Index 400 Stock...........................   0.898601        604        543
  Growth Stock..............................   0.630766      1,343        847
  J.P. Morgan Select Growth and Income Stock   0.619325      1,109        687
  Capital Guardian Domestic Equity..........   0.766519        835        640
  Index 500 Stock...........................   0.623440      1,583        987
  Asset Allocation..........................   0.874209      1,424      1,245
  Balanced..................................   0.871815      1,067        930
  High Yield Bond...........................   0.975827        489        477
  Select Bond...............................   1.312499      1,577      2,070
  Money Market..............................   1.081393        518        560
  Russell Multi-Style Equity................   0.599335      1,679      1,006
  Russell Aggressive Equity.................   0.752579        491        370
  Russell Non-U.S...........................   0.588622      1,298        764
  Russell Core Bond.........................   1.229367      1,041      1,280
  Russell Real Estate Securities............   1.262023        559        705
                                                                      -------
    Equity..................................                           15,311
    Annuity Reserves........................                               --
                                                                      -------
    Total Equity............................                          $15,311
                                                                      =======

 Accountants' Report


[LOGO] PRICEWATERHOUSECOOPERS

Report of Independent Accountants

To The Northwestern Mutual Life Insurance Company and
Contract Owners of NML Variable Annuity Account B

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in equity and the financial highlights present fairly, in all material respects, the financial position of NML Variable Annuity Account B and its Small Cap Growth Stock Division, T. Rowe Price Small Cap Value Division, Aggressive Growth Stock Division, International Growth Stock Division, Franklin Templeton International Equity Division, Index 400 Stock Division, Growth Stock Division, J.P. Morgan Select Growth and Income Stock Division, Capital Guardian Domestic Equity Division, Index 500 Stock Division, Asset Allocation Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Core Bond Division, and Russell Real Estate Securities Division at December 31, 2002, and the results of each of their operations, the changes in each of their equity and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2002 with Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 30, 2003

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Financial Position
(in millions)
--------------------------------------------------------------------------------

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Contracts.

                                           December 31,
                                        ------------------
                                          2002      2001
                                        --------   -------

Assets:
   Bonds                                $ 50,597   $44,306
   Common and preferred stocks             4,902     5,369
   Mortgage loans                         15,692    15,164
   Real estate                             1,503     1,671
   Policy loans                            9,292     9,028
   Other investments                       4,242     4,817
   Cash and temporary investments          1,814     2,018
                                        --------   -------
      Total investments                   88,042    82,373

   Due and accrued investment income       1,100     1,048
   Net deferred tax assets                 1,887     1,602
   Deferred premium and other assets       1,660     1,583
   Separate account assets                10,246    11,786
                                        --------   -------
      Total assets                      $102,935   $98,392
                                        ========   =======

Liabilities and Surplus:
   Reserves for policy benefits         $ 74,880   $68,432
   Policyowner dividends payable           3,765     3,650
   Interest maintenance reserve              521       375
   Asset valuation reserve                 1,268     2,034
   Income taxes payable                      777     1,329
   Other liabilities                       4,261     3,894
   Separate account liabilities           10,246    11,786
                                        --------   -------
      Total liabilities                   95,718    91,500

   Surplus                                 7,217     6,892
                                        --------   -------
      Total liabilities and surplus     $102,935   $98,392
                                        ========   =======

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Operations
(in millions)
--------------------------------------------------------------------------------

                                                             For the year ended
                                                                December 31,
                                                        ---------------------------
                                                          2002      2001      2000
                                                        -------   -------   -------
Revenue:
   Premiums                                             $10,108   $ 9,447   $ 8,966
   Net investment income                                  5,477     5,431     5,229
   Other income                                             439       467     1,187
                                                        -------   -------   -------
      Total revenue                                      16,024    15,345    15,382
                                                        -------   -------   -------
Benefits and expenses:
   Benefit payments to policyowners and beneficiaries     3,902     3,808     4,541
   Net additions to policy benefit reserves               6,186     5,367     4,815
   Net transfers to separate accounts                       242       502       469
                                                        -------   -------   -------
      Total benefits                                     10,330     9,677     9,825

   Commissions and operating expenses                     1,580     1,453     1,416
                                                        -------   -------   -------
      Total benefits and expenses                        11,910    11,130    11,241
                                                        -------   -------   -------
Gain from operations before dividends and taxes           4,114     4,215     4,141

Policyowner dividends                                     3,792     3,651     3,334
                                                        -------   -------   -------
Gain from operations before taxes                           322       564       807
Income tax expense (benefit)                               (442)      173       125
                                                        -------   -------   -------
Net gain from operations                                    764       391       682
Net realized capital gains (losses)                        (606)      259     1,147
                                                        -------   -------   -------
      Net income                                        $   158   $   650   $ 1,829
                                                        =======   =======   =======

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Changes in Surplus
(in millions)
--------------------------------------------------------------------------------

                                                         For the year ended
                                                            December 31,
                                                     -------------------------
                                                      2002     2001     2000
                                                     ------   ------   -------

Beginning of year balance                            $6,892   $5,896   $ 5,069
   Net income                                           158      650     1,829
   Change in net unrealized capital gains (losses)     (517)    (555)   (1,043)
   Increase in net deferred tax assets                   44       73        --
   Increase in nonadmitted assets and other            (126)    (124)      (32)
   Change in reserve valuation bases (Note 5)            --      (61)       --
   Change in asset valuation reserve                    766      264        73
   Cumulative effect of changes in accounting
      principles (Note 1)                                --      749        --
                                                     ------   ------   -------
      Net increase in surplus                           325      996       827
                                                     ------   ------   -------
      End of year balance                            $7,217   $6,892   $ 5,896
                                                     ======   ======   =======

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Cash Flows
(in millions)
--------------------------------------------------------------------------------

                                                                        For the year ended
                                                                           December 31,
                                                                   ---------------------------
                                                                     2002      2001      2000
                                                                   -------   -------   -------
Cash flows from operating activities:
   Premiums and other income received                              $ 6,947   $ 6,607   $ 6,149
   Investment income received                                        5,224     5,328     5,000
   Disbursement of policy loans, net of repayments                    (264)     (524)     (566)
   Payments to policyowners and beneficiaries                       (4,130)   (3,996)   (3,967)
   Net transfers to separate accounts                                 (257)     (534)     (469)
   Commissions, expenses and taxes paid                             (1,855)   (1,698)   (1,845)
                                                                   -------   -------   -------
         Net cash provided by operating activities                   5,665     5,183     4,302
                                                                   -------   -------   -------

Cash flows from investing activities:
   Proceeds from investments sold or matured:
      Bonds                                                         60,865    35,318    29,539
      Common and preferred stocks                                    1,766    15,465     9,437
      Mortgage loans                                                 1,532     1,174     1,198
      Real estate                                                      468       244       302
      Other investments                                              1,646       494       659
                                                                   -------   -------   -------
                                                                    66,277    52,695    41,135
                                                                   -------   -------   -------

   Cost of investments acquired:
      Bonds                                                         67,398    38,915    33,378
      Common and preferred stocks                                    2,003    15,014     8,177
      Mortgage loans                                                 2,005     2,003     2,261
      Real estate                                                      191       353       224
      Other investments                                                748     1,106     1,535
                                                                   -------   -------   -------
                                                                    72,345    57,391    45,575
                                                                   -------   -------   -------
         Net cash applied in investing activities                   (6,068)   (4,696)   (4,440)
                                                                   -------   -------   -------

Cash flows from financing and miscellaneous sources:
   Proceeds from deposit-type contract funds and
      other liabilities without life or disability contingencies       990       996       907
   Withdrawals from deposit-type contract funds and
      other liabilities without life or disability contingencies      (741)     (793)     (777)
   Other cash provided (applied)                                       (50)      111        66
                                                                   -------   -------   -------
         Net cash provided by financing and other activities:          199       314       196
                                                                   -------   -------   -------
         Net increase (decrease) in cash temporary investement        (204)      801        58

Cash and temporary investments, beginning of year                    2,018     1,217     1,159
                                                                   -------   -------   -------
            Cash and temporary investments, end of year            $ 1,814   $ 2,018   $ 1,217
                                                                   =======   =======   =======

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001, 2000
--------------------------------------------------------------------------------

1.   Basis of Presentation and Changes in Accounting Principles

     The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, "the Company"). All intercompany balances and transactions were eliminated. The Company offers life, annuity, disability income and long-term care insurance products to the personal, business, and estate markets.

     The consolidated financial statements were prepared in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting"). Beginning January 1, 2001, insurance companies domiciled in Wisconsin were required to prepare statutory basis financial statements in accordance with the new National Association of Insurance Commissioners ("NAIC") "Accounting Practices and Procedures Manual", subject to any variations prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI").

     These new requirements differed from those used prior to January 1, 2001, primarily because under the new statutory accounting principles: (1) deferred tax balances were established for temporary differences between book and tax bases of certain assets and liabilities, (2) investment valuation adjustments on impaired assets were measured differently and were reported as realized losses, (3) pension and other employee benefit obligations were accounted for based on the funded status of the related plans, (4) recognition of earnings from unconsolidated subsidiaries and affiliates as net investment income was limited to dividends received, (5) certain software costs were capitalized and amortized to expense over a maximum of five years, and (6) premiums, benefits and reserve changes for policies without significant mortality or morbidity risks ("deposit-type contracts") were not included in revenue or benefits as reported in the consolidated statement of operations.

     The cumulative effect of adoption of these new accounting principles was reported as an adjustment to surplus as of January 1, 2001, with no restatement of prior periods permitted. This cumulative effect was the difference in the amount of surplus that would have been reported at that date if the new accounting principles had been retroactively applied to all prior periods. The cumulative effect of these accounting changes increased surplus by $749 million at that date, and included the following (in millions):

     Deferred tax accounting             $850
     Pension plan liabilities             (74)
     Investment valuation changes, net    (27)
                                         ----
                                         $749
                                         ====

     Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001, 2000
--------------------------------------------------------------------------------

     amortized, (2) investment valuations and policy benefit reserves use different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated, (5) changes in deferred taxes are reported as a component of net income, and (6) no deferral of realized gains and losses is permitted. The effects on the financial statements of the Company from the differences between the statutory basis of accounting and GAAP are material.

2.   Summary of Significant Accounting Policies

     The preparation of financial statements in conformity with the statutory basis of accounting required management to use assumptions or make estimates that affected the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these assumptions and estimates.

     Investments

     See Note 3 regarding the reported statement value and estimated fair value of the Company's investments in bonds, common and preferred stocks, mortgage loans and real estate.

     Policy Loans

     Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies. They are reported in the financial statements at unpaid principal balance.

     Other Investments

     Other investments consist primarily of real estate joint ventures, partnership investments, including real estate, venture capital and leveraged buyout fund limited partnerships, leveraged leases and subsidiaries, controlled and affiliated entities. These investments are valued based on the equity method of accounting, which approximated fair value. Other investments also include derivative financial instruments. See
     Note 4 regarding the Company's use of derivatives.

     Temporary Investments

     Temporary investments represent securities that have maturities of one year or less at purchase, and are reported at amortized cost, which approximated fair value.

     Net Investment Income

     Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield-to-maturity. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus. Accrued investment income that is ultimately deemed uncollectible is reported as a reduction of net investment income in the period that such determination is made. Beginning January 1, 2001, net investment income also includes dividends paid to the Company from accumulated earnings of unconsolidated

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001, 2000
--------------------------------------------------------------------------------

     subsidiaries, affiliates, partnerships and joint ventures. Prior to 2001, the Company's share of undistributed earnings in these entities was recognized as net investment income using the equity method. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and interest costs associated with securities lending.

     Interest Maintenance Reserve

     The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of income tax, on fixed income investments that result from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the estimated remaining life of the investment sold.

     Investment Capital Gains and Losses

     Realized capital gains and losses are recognized based upon specific identification of securities sold. Beginning January 1, 2001, realized capital losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans, real estate and other investments with a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in value is other-than-temporary include: (1) whether the decline is substantial, (2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value, (3) the duration and extent to which the market value has been less than cost, and (4) the financial condition and near-term prospects of the issuer. Prior to 2001, these valuation adjustments were classified as unrealized capital losses and only reported as realized upon disposition. Realized capital gains and losses as reported in the consolidated statement of operations are net of any IMR deferrals and current income tax expense. See Note 3 regarding details of realized capital gains and losses.

     Unrealized capital gains and losses primarily represent changes in the reported fair value of common stocks. Beginning January 1, 2001, changes in the Company's share of undistributed earnings in unconsolidated subsidiaries, affiliates, partnerships and joint ventures are classified as changes in unrealized capital gains and losses. Prior to 2001, the Company's share of undistributed earnings in these entities was recognized as net investment income using the equity method. See Note 3 regarding details of changes in unrealized capital gains and losses.

     Asset Valuation Reserve

     The Company is required to maintain an asset valuation reserve ("AVR"). The AVR represents a general reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is designed to protect surplus against potential declines in the value of the Company's investments. Increases or decreases in AVR are reported as direct adjustments to surplus.

     Separate Accounts

     See Note 7 regarding separate account assets and liabilities reported by the Company.

     Premium Revenue

     Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity, disability income and long-term care insurance premiums are recognized as revenue

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001, 2000
--------------------------------------------------------------------------------

     when received by the Company. Premium revenue is reported net of ceded reinsurance, see Note 9.

     Other Income

     Other income includes ceded reinsurance expense allowances and various insurance policy charges. Beginning January 1, 2001, considerations received on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from revenue. Prior to 2001, these considerations were reported as revenue and included in other income.

     Benefit Payments to Policyowners and Beneficiaries

     Benefit payments to policyowners and beneficiaries include death, surrender and disability benefits, as well as matured endowments and supplementary contract payments. Beginning January 1, 2001, benefit payments on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from expense. Prior to 2001, these payments were reported as benefit expense. Benefit payments are reported net of ceded reinsurance recoveries, see Note 9.

     Reserves for Policy Benefits

     See Note 5 regarding the methods and assumptions used to establish the Company's reserves for future insurance policy benefits.

     Commissions and Operating Expenses

     Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

     Electronic Data Processing Equipment and Software

     Electronic data processing ("EDP") equipment and software used in the Company's business are reported at cost less accumulated depreciation. Beginning January 1, 2001, certain software costs are capitalized and depreciated over a maximum of five years, while EDP equipment is capitalized and depreciated over three years. Most unamortized software costs are nonadmitted assets and thereby excluded from surplus. Prior to 2001, the Company expensed all software costs, while EDP equipment was capitalized and amortized over its useful life. EDP equipment and software assets of $20 million and $18 million at December 31, 2002 and 2001, respectively, were net of accumulated depreciation of $48 million and $44 million, respectively, and included in other assets in the consolidated statement of financial position. Depreciation expense is recorded using the straight-line method and totaled $27 million, $14 million and $8 million for the years ended December 31, 2002, 2001 and 2000, respectively.

     Policyowner Dividends

     Almost all life insurance and disability income policies and certain annuity contracts and long-term care policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. A majority of dividends are used by policyowners to

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     purchase additional insurance and are reported as premiums in the consolidated statement of operations, but are not included in premiums received or policy benefits paid in the consolidated statement of cash flows.

     Nonadmitted Assets

     Certain assets are designated as nonadmitted and thereby not permitted as a component of surplus on the statutory basis of accounting. Such assets, principally assets related to pension funding, amounts advanced to or due from the Company's financial representatives and fixed assets, EDP equipment and software net of accumulated depreciation, are excluded from the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus.

     Reclassifications

     Certain financial statement balances for 2001 and 2000 have been reclassified to conform to the current year presentation.

3.   Investments

     Bonds

     Investments in bonds are reported in the financial statements at amortized cost, less any valuation adjustment. The interest method is used to amortize any purchase premium or discount. Use of the interest method for loan-backed bonds and structured securities includes anticipated prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, with the prospective adjustment method used to recognize related changes in the yield-to-maturity of such securities.

     Estimated fair value is based upon values published by the Securities Valuation Office ("SVO") of the NAIC. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For bonds without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

     Valuation adjustments are made for bonds in or near default, which are reported at the lower of amortized cost or fair value, or for bonds with a decline in fair value that management considers to be other-than-temporary. Statement value and estimated fair value of bonds at December 31, 2002 and 2001 were as follows:

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     December 31, 2002                          Reconciliation to Estimated Fair Value
                                            -----------------------------------------------
                                                           Gross        Gross     Estimated
                                            Statement   Unrealized   Unrealized     Fair
                                              Value        Gains       Losses       Value
                                            ---------   ----------   ----------   ---------
                                                             (in millions)
     U.S. Government                         $ 8,932      $  531       $ (21)      $ 9,442
     States, territories and possessions         396          61          --           457
     Special revenue and assessments           7,576         400          (1)        7,975
     Public utilities                          2,501         251         (25)        2,727
     Banks, trust and insurance companies      1,355          71         (15)        1,411
     Industrial and miscellaneous             29,836       2,150        (688)       31,298
     Parent, subsidiaries and affiliates           1          --          --             1
                                             -------      ------       -----       -------
        Total                                $50,597      $3,464       $(750)      $53,311
                                             =======      ======       =====       =======

     December 31, 2001                          Reconciliation to Estimated Fair Value
                                            -----------------------------------------------
                                                           Gross        Gross     Estimated
                                            Statement   Unrealized   Unrealized     Fair
                                              Value        Gains       Losses       Value
                                            ---------   ----------   ----------   ---------
                                                             (in millions)
     U.S. Government                         $ 4,271      $  221       $ (84)      $ 4,408
     States, territories and possessions         262          29          --           291
     Special revenue and assessments           6,032         185         (23)        6,194
     Public utilities                          2,748          86         (19)        2,815
     Banks, trust and insurance companies      1,306          46         (18)        1,334
     Industrial and miscellaneous             29,685       1,026        (555)       30,156
     Parent, subsidiaries and affiliates           2          --          --             2
                                             -------      ------       -----       -------
        Total                                $44,306      $1,593       $(699)      $45,200
                                             =======      ======       =====       =======

     Statement value and estimated fair value of bonds by contractual maturity at December 31, 2002 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

                                              Statement    Estimated
                                                Value     Fair Value
                                              ----------------------
                                                   (in millions)

     Due in one year or less                   $ 1,165      $ 1,193
     Due after one year through five years       9,858       10,202
     Due after five years through ten years     13,362       14,235
     Due after ten years                        11,877       12,747
                                               -------      -------
                                                36,262       38,377
     Structured securities                      14,335       14,934
                                               -------      -------
        Total                                  $50,597      $53,311
                                               =======      =======

     Common and Preferred Stocks

     Common stocks are reported in the financial statements at fair value, which is based upon quoted market prices, if available. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. Investments in common stock of unconsolidated subsidiaries and affiliates are included in the consolidated statement of financial position using the equity method.

     Preferred stocks rated "1" (highest quality), "2" (high quality), or "3" (medium quality) by the SVO are reported in the financial statements at amortized cost. All other preferred stock is reported at the lower of cost or fair value. Estimated fair value is based upon quoted market prices, if available. For preferred stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

     Mortgage Loans

     Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fee. These fees are generally deferred and amortized into investment income using the interest method. Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of borrowers, geographic locations and types of collateral properties.

     The maximum and minimum interest rates for mortgage loans originated during 2002 were 8.2% and 5.0%, respectively, while these rates during 2001 were 9.8% and 6.4%, respectively. The aggregate average ratio of amounts loaned to the value of collateral for mortgage loans originated during 2002 and 2001 were 65% and 68%, respectively, with a maximum of 100% for any single loan during each of 2002 and 2001.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     Mortgage loans are considered impaired when, based on current information, management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the valuation adjustment is classified as an unrealized loss. Beginning January 1, 2001 valuation adjustments for impairments considered to be other-than-temporary were reported as realized losses. Prior to 2001, all changes in valuation adjustments were reported as unrealized gains or losses. At December 31, 2002 and 2001, the reported value of mortgage loans was reduced by $44 million and $99 million, respectively, in valuation adjustments.

     Real Estate

     Real estate investments are reported in the financial statements at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements using a straight line method over the estimated useful life of the improvements. An investment in real estate is considered impaired when the projected undiscounted net cash flow from the investment is less than depreciated cost. When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, after encumbrances, based on appraisal of the property. The valuation adjustment is included in realized losses. At December 31, 2002 and 2001, the reported value of real estate investments was reduced by $0 and $52 million, respectively, in valuation adjustments.

     Leveraged Leases

     Leveraged leases are reported in the financial statements at the present value of minimum lease payments, plus the residual value of the leased asset. At December 31, 2002 and 2001, the reported value of leveraged leases was $532 million and $669 million, respectively. The reported value of leveraged leases was reduced by $108 million at December 31, 2002 to reflect a decline in value of certain aircraft leases that management considers to be other-than-temporary. The decline in value was charged against an existing valuation allowance and is not included as a component of net realized capital losses for 2002. Leveraged leases are included in other investments and primarily represent investments in commercial aircraft or real estate property that are leased to third parties and serve as collateral for non-recourse borrowings.

     Capital Gains and Losses

     Realized investment gains and losses for the years ended December 31, 2002, 2001 and 2000 were as follows:

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

                                                 For the year ended               For the year ended
                                                  December 31, 2002                December 31, 2001
                                           ------------------------------   ------------------------------
                                                                    Net                              Net
                                                                 Realized                         Realized
                                           Realized   Realized     Gains    Realized   Realized     Gains
                                            Gains      Losses    (Losses)    Gains      Losses    (Losses)
                                           --------   --------   --------   --------   --------   --------
                                                                   (in millions)
     Bonds                                  $  950    $(1,237)    $(287)     $  537    $  (674)    $(137)
     Common and
        preferred stocks                       356       (619)     (263)        863       (569)      294
     Mortgage loans                             --         (4)       (4)         --        (10)      (10)
     Real estate                               121         (3)      118          85        (11)       74
     Other invested assets                     158       (258)     (100)        296       (149)      147
                                           -------    -------     -----      ------    -------     -----
                                            $1,585    $(2,121)     (536)     $1,781    $(1,413)      368
                                           =======    =======                ======    =======
     Less: Capital gains taxes                                     (194)                              98
     Less: IMR gains (losses)                                       264                               11
                                                                  -----                            -----
     Net realized capital gains (losses)                          $(606)                           $ 259
                                                                  =====                            =====

                                                 For the year ended
                                                  December 31, 2000
                                           ------------------------------
                                                                    Net
                                                                 Realized
                                           Realized   Realized     Gains
                                             Gains     Losses    (Losses)
                                           --------   --------   --------
                                                   (in millions)
     Bonds                                  $  369     $(416)     $  (47)
     Common and
        preferred stocks                     1,534      (333)      1,201
     Mortgage loans                             --       (25)        (25)
     Real estate                               101        --         101
     Other invested assets                     395      (177)        218
                                            ------     -----      ------
                                            $2,399     $(951)      1,448
                                            ======     =====
     Less: Capital gains taxes                                       353
     Less: IMR gains (losses)                                        (52)
                                                                  ------
     Net realized capital gains (losses)                          $1,147
                                                                  ======

     Proceeds on the sale of bond investments totaled $53 billion, $30 billion and $25 billion for the years ended December 31, 2002, 2001 and 2000, respectively. Realized losses included $588 million and $457 million for the years ended December 31, 2002 and 2001, respectively, of pretax valuation adjustments for declines in fair value of investments that were considered to be other-than-temporary. Other-than-temporary declines in fair value of $508 million for the year ended December 31, 2000 are included in net unrealized losses.

     Changes in net unrealized investment gains and losses for the years ended December 31, 2002, 2001 and 2000 were as follows:

                                   For the year ended December 31,
                                   -------------------------------
                                        2002    2001     2000
                                       -----   -----   -------
                                            (in millions)

     Bonds                             $(150)  $ (15)  $  (208)
     Common and preferred stocks        (436)   (699)     (851)
     Mortgage loans                       --      --        (2)
     Real estate                          --      --        (4)
     Other investments                  (172)   (193)       22
                                       -----   -----   -------
                                        (758)   (907)  $(1,043)
                                                       =======
     Change in deferred taxes            241     352
                                       -----   -----
                                       $(517)  $(555)
                                       =====   =====

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     See Note 10 regarding the accounting change in 2001 for deferred taxes as regards to unrealized gains and losses.

     Securities Lending

     The Company has entered into securities lending agreements whereby certain investment securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities held by the Company or a trustee. At December 31, 2002 and 2001, unrestricted cash collateral held by the Company of $1.6 billion and $1.3 billion, respectively, is included in cash and invested assets and the offsetting collateral liability of $1.6 billion and $1.3 billion, respectively, is included in other liabilities. Additional non-cash collateral of $389 million and $823 million is held on the Company's behalf by a trustee at December 31, 2002 and 2001, respectively, and is not included in the Consolidated Statement of Financial Position.

     Mortgage Dollar Rolls

     The Company has also entered into reverse repurchase agreements whereby the Company agrees to sell and repurchase various mortgage-backed securities. At December 31, 2002 and 2001, the book value of securities subject to these agreements and included in bonds were $1,042 million and $964 million, respectively, while fair values were $1,057 million and $966 million, respectively. The repurchase obligation liability of $1,042 million and $964 million were included in the other liabilities at December 31, 2002 and 2001, respectively. Securities subject to these agreements had contractual maturities of 30 years at each of December 31, 2002 and 2001 and weighted average interest rates of 5.8% and 6.8%, respectively.

4.   Derivative Financial Instruments

     In the normal course of business, the Company enters into derivative transactions, generally to mitigate the risk to Company assets and liabilities of fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivative investments are reported as other investments in the consolidated statement of financial position. Derivatives that hedge specific assets and liabilities are reported in a manner consistent with the hedged item (e.g., at amortized cost or fair value), while derivative financial instruments that hedge a portfolio of assets or liabilities are reported at fair value. Fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the contract at the reporting date. Changes in the carrying value of derivatives that hedge a portfolio of assets or liabilities are reported as realized capital gains and losses.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     The Company held the following positions for hedging purposes at December 31, 2002 and 2001:

                                           December 31, 2002            December 31, 2001
                                      ---------------------------   ---------------------------
                                      Carrying   Notional    Fair   Carrying   Notional    Fair
          Derivative Instrument         Value     Amount    Value     Value     Amount    Value
     ------------------------------   ---------------------------   ---------------------------
                                                            (in millions)
     Specific Hedges:

        Foreign currency swaps          $ --       $ 68     $  7      $ 1        $ 70     $ 11
        Forward purchase agreements       --         --       --       --         200        3
        Interest rate swaps               (3)       442       (8)       1          88        6
        Swaptions                         12        358       12        8         304       13
        Interest rate floors               8        625       41        6         525       19
        Credit default swaps              --         67       --       --          57       --
        Commodity swaps                   --          5       (1)      --          --       --

     Portfolio Hedges:

        Equity futures and swaps          --         --       --        9         221        9
        Fixed income futures              --        365       --       (2)        203       (2)
        Foreign currency forward
           contracts                     (19)       567      (17)      --         502       --

     The notional or contractual amounts of derivative financial instruments are used to denominate the transactions and do not represent the amounts exchanged between the parties.

     Foreign currency swaps are used to hedge exposure to variable U.S. dollar cash flows from certain bonds denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

     Forward purchase agreements are used to fix the price of a security purchase or sale to be settled on a future date, reducing or eliminating the risk of price fluctuation prior to settlement. Forward purchase agreements fix the price, quantity and settlement date for a future purchase or sale.

     Interest rate swaps are used to hedge exposure to variable interest payments on certain floating rate bonds. An interest rate swap is a contractual agreement to pay a floating rate of interest, based upon a reference index, in exchange for a fixed rate of interest established at the origination of the contract.

     Swaptions are used to hedge the asset/liability risks of a significant and sustained increase or decrease in interest rates for certain of the Company's insurance products. Swaptions are a contractual agreement whereby one party holds an option to enter into an interest rate swap with another party on predefined terms.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     Interest rate floors are used to hedge the asset/liability risks of a significant and sustained decrease in interest rates. Floors entitle the Company to receive settlement payments from the counterparties if interest rates decline below a specified level.

     Credit default swaps are used to hedge against a drop in bond prices due to credit concerns for certain bond issuers. A credit default swap allows the Company to put the bond to a counterparty at par upon a "credit event" sustained by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration.

     Commodity swaps are used to hedge the forward sale of crude oil and natural gas production. Commodity swaps are agreements whereby one party pays a floating commodity price in exchange for a specified fixed commodity price.

     Equity index futures contracts and equity total return swaps are used to mitigate exposure to market fluctuations for the Company's portfolio of common stocks. Futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. Swaps are contracts to exchange, for a period of time, the investment performance of one underlying instrument for the investment performance of another underlying instrument, typically without exchanging the instruments themselves.

     Fixed income futures contracts are used to hedge interest rate risks for a portion of its fixed maturity investment portfolio. These futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price.

     Foreign currency forward contracts are used to hedge the foreign exchange risk for portfolios of investments denominated in foreign currencies. Foreign currency forward contracts obligate the Company to deliver a specified amount of foreign currency at a future date at a specified exchange rate.

     In addition to derivatives used for hedging purposes, the Company entered into replication transactions during 2002. A replication transaction means a derivative transaction is entered into in conjunction with other investment transactions in order to "replicate" the investment characteristics of otherwise permissible investments. During 2002, the Company entered into two replication transactions; a $15 million par equivalent fixed income replication comprised of a credit default swap, an interest rate swap and an asset-backed security purchase; and a $25 million par equivalent fixed income replication comprised of a credit default swap and an asset-backed security purchase. These replication transactions, including their derivative components, are carried at amortized cost. The Company also entered into long equity and fixed income futures replication transactions during 2002. The average fair value of replications during 2002 was $72 million, with an ending fair value of $8 million at December 31, 2002.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

5.   Reserves for Policy Benefits

     Reserves for policy benefits represent the net present value of future policy benefits, less future policy premiums, estimated using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. Use of these actuarial tables and methods involved assumptions regarding future mortality and morbidity. Actual future experience could differ from the assumptions used to make these estimates.

     Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method ("CRVM") with interest rates ranging from 3 1/2% to 5 1/2% and the 1958 or 1980 CSO mortality tables. Other life policy reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2% to 4 1/2%. As of December 31, 2002, the Company has $750 billion of total life insurance in-force, including $8 billion of life insurance in-force for which gross premiums are less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

     As of January 1, 2001, the Company changed the valuation basis for reserves on certain term life insurance policies. The impact of this change increased policy benefit reserves by $61 million, and was reported as a direct reduction of surplus for the year ended December 31, 2001.

     Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation rate of interest times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

     Additional premiums are charged for substandard lives for policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiple mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

     Deferred annuity reserves on contracts issued since 1985 are primarily based on the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present value of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%. Beginning January 1, 2001 changes in future policy benefits on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations. Prior to 2001, these reserve changes were reported as a component of operations.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     At December 31, 2002 and 2001, the withdrawal characteristics of the Company's annuity reserves and deposit liabilities were as follows:

                                                    December 31, 2002   December 31, 2001
                                                    -----------------   -----------------
                                                     Amount   Percent    Amount   Percent
                                                    -------   -------   -------   -------
                                                                (in millions)
     Subject to discretionary
     withdrawal - with market value adjustment      $ 7,539     58.5%   $ 8,936     63.5%
     Subject to discretionary
     withdrawal - without market value adjustment     2,620     20.3%     2,260     16.1%
     Not subject to discretionary
     withdrawal                                       2,738     21.2%     2,869     20.4%
                                                    -------    -----    -------    -----
                                                    $12,897    100.0%   $14,065    100.0%
                                                    =======             =======

     Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, with interest rates ranging from 3% to 4% and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present value of expected benefit payments, primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) and interest rates ranging from 3% to 5 1/2%.

     Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premium. Mid-terminal reserves are based on the one-year preliminary term method, industry-based experience morbidity, total terminations based on the 1983 Individual Annuity Mortality table with no lapse, and an interest rate of either 4% or the minimum rate allowable for tax purposes. When the tax interest rate is used, reserves are compared in the aggregate to the statutory minimum and the greater of the two is held. Disabled life reserves for long-term care policies are based on the present values of expected benefit payments using industry-based long-term care experience with a 4.5% interest rate.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

6.   Premium and Annuity Considerations Deferred and Uncollected

     Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums at December 31, 2002 and 2001 were as follows:

                             December 31, 2002   December 31, 2001
                             -----------------   -----------------
     Type of Business          Gross     Net       Gross     Net
     ---------------------    ------   ------     ------   ------
                                         (in millions)
     Ordinary new business    $  149   $   69     $  145   $   77
     Ordinary renewal          1,409    1,145      1,351    1,103
                              ------   ------     ------   ------
                              $1,558   $1,214     $1,496   $1,180
                              ======   ======     ======   ======

7.   Separate Accounts

     Separate account assets and related policy liabilities represent the segregation of funds deposited by variable life insurance and variable annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity issued by the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices.

     Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2002 and 2001:

                                                  December 31,
                                               -----------------
                                                 2002      2001
                                               -------   -------
                                                 (in millions)
     At market value                           $ 8,442   $ 9,780
     Not subject to discretionary withdrawal     1,550     1,762
     Non-policy liabilities                        254       244
                                               -------   -------
        Total                                  $10,246   $11,786
                                               =======   =======

     While separate account liability values are not guaranteed by the Company, the variable annuity and variable life insurance products represented in the separate accounts do include guaranteed minimum death benefits underwritten by the Company. At December 31, 2002 and 2001, general account reserves for policy benefits included $11 million and $6 million, respectively, in reserves for these benefits.

     Separate account premiums and other considerations received during the years ended December 31, 2002 and 2001 were $1,341 million and $1,419 million, respectively. Following is a

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     summary  reconciliation  of  amounts  reported  as  transfers  to and  from separate accounts in the summary of operations of the Company's NAIC Separate Account Annual Statement and the amount reported as net transfers to separate accounts in the accompanying consolidated statement of operations for the years ended December 31, 2002 and 2001:

                                                           For the year ended December 31,
                                                           -------------------------------
                                                                    2002      2001
                                                                  -------   -------
                                                                    (in millions)
     From Separate Account Annual Statement:
        Transfers to Separate Accounts                            $ 1,341   $ 1,419
        Transfers from Separate Accounts                           (1,300)   (1,128)
                                                                  -------   -------
                                                                       41       291
     Reconciling adjustments:
        Investment management and administrative charges               65        72
        Mortality, breakage and taxes                                 136       139
                                                                  -------   -------
           Net transfers to separate accounts                     $   242   $   502
                                                                  =======   =======

8.   Employee and Representative Benefit Plans

     The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and field representatives. These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company's policy is to fully fund the obligations of qualified plans in accordance with ERISA requirements.

     Beginning January 1, 2001 the costs associated with these retirement benefits are expensed over the annual periods during which the participant provides services to the Company, including recognition of pension assets and liabilities based on the funded status of the related plans. Prior to 2001, the Company recognized pension expense only in the periods in which contributions were made to plan assets.

     In addition to pension benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") to retired employees, field representatives and eligible dependents. Substantially all employees and field representatives will become eligible for these benefits if they reach retirement age while working for the Company.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     Aggregated assets and projected benefit obligations of the defined benefit plans and for postretirement benefits at December 31, 2002 and 2001, and changes in assets and obligations for the years then ended, were as follows:

                                                   Defined Benefit Plans   Postretirement Benefits
                                                   ---------------------   -----------------------
                                                       2002     2001             2002   2001
                                                      ------   ------            ----   ----
                                                                    (in millions)
     Fair value of plan assets at January 1           $1,612   $1,694            $ 20   $23
     Changes in plan assets:
        Actual return on plan assets                    (161)     (54)             (2)   (2)
        Actual plan benefits paid                        (31)     (28)             (1)   (1)
                                                      ------   ------            ----   ---
     Fair value of plan assets at December 31         $1,420   $1,612            $ 17   $20
                                                      ======   ======            ====   ===

     Projected benefit obligation at January 1        $1,367   $1,261            $ 96   $89
     Changes in benefit obligation:
        Service cost of benefits earned                   54       50              11     7
        Interest cost on projected obligations            95       86               8     6
        Projected plan benefits paid                     (34)     (30)             (8)   (6)
        Experience (gains) losses                         17       --              24    --
                                                      ------   ------            ----   ---
     Projected benefit obligation at December 31      $1,499   $1,367            $131   $96
                                                      ======   ======            ====   ===

     Plan assets are invested primarily in common stocks and corporate debt securities through a separate account of the Company. Fair value of plan assets is based primarily on quoted market values.

     The projected benefit obligation represents the actuarial net present value of future benefit obligations, which is calculated annually by the Company. The following table summarizes assumptions used in estimating the projected benefit obligation at December 31, 2002 and 2001:

                                               Defined Benefit Plans   Postretirement Benefits
                                               ---------------------   -----------------------
                                                    2002   2001              2002   2001
                                                    ----   ----              ----   ----
     Discount rate                                  7.0%   7.0%              7.0%   7.0%
     Long-term rate of return on plan assets        8.5%   9.0%              8.5%   9.0%
     Annual increase in compensation                5.0%   5.0%              5.0%   5.0%

     The projected benefit obligations at December 31, 2002 and 2001 also assumed an annual increase in future retiree medical costs of 10%, grading down to 5% over 5 years and remaining level thereafter. A further increase in the assumed healthcare cost trend of 1% in each year would increase the accumulated postretirement benefit obligation as of December 31, 2002 by $13 million and net periodic postretirement benefit expense during 2002 by $2 million. A decrease in the assumed healthcare cost trend of 1% in each year would decrease the

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     accumulated postretirement benefit obligation as of December 31, 2002 by $13 million and net periodic postretirement benefit expense during 2002 by $2 million.

     Projected benefit obligations included $12 million and $11 million for non-vested employees at December 31, 2002 and 2001, respectively.

     An aggregated reconciliation of the funded status of the plans to the net liability recorded by the Company at December 31, 2002 and 2001, as well as the components of net periodic benefit costs for the years then ended, were as follows:


                                                      Defined Benefit Plans   Postretirement Benefits
                                                      ---------------------   -----------------------
                                                          2002     2001             2002    2001
                                                         ------   ------           -----   -----
                                                                      (in millions)
     Fair value of plan assets at December 31            $1,420   $1,612           $  17   $  20
     Projected benefit obligation at December 31          1,499    1,367             131      96
                                                         ------   ------           -----   -----
        Funded status                                       (79)     245            (114)    (76)
           Unrecognized net experience losses               516      207              29       4
           Unrecognized initial net asset                  (644)    (657)             --      --
           Nonadmitted asset                                (58)     (38)             --      --
                                                         ------   ------           -----   -----
     Net pension liability                                ($265)   ($243)           ($85)   ($72)
                                                         ======   ======           =====   =====

     Components of net periodic benefit cost:
        Service cost of benefits earned                  $   54   $   50           $  11   $   7
        Interest cost on projected obligations               95       86               9       6
        Amortization of experience gains and losses           5       --               1      --
        Amortization of initial net asset                   (13)      --              --      --
        Expected return on plan assets                     (136)    (151)             (2)     (2)
                                                         ------   ------           -----   -----
           Net periodic expense (benefit)                $    5     ($15)          $  19   $  11
                                                         ======   ======           =====   =====

     Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or benefit costs has been more or less favorable than assumed. These net differences accumulate without recording in the Company's financial statements unless they exceed ten percent of plan assets or projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit costs over the remaining average years of service until retirement of the employee base, which is currently seventeen years.

     Unrecognized initial net assets represent the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting principles at January 1, 2001. The Company has elected not to record an initial asset for this excess, rather it will establish the asset through amortization of this initial asset as a credit to net periodic benefit cost.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     Any net pension assets for funded plans are nonadmitted under statutory accounting and are thereby excluded from surplus.

     The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for full-time representatives. For the years ended December 31, 2002, 2001 and 2000 the Company expensed total contributions to these plans of $22 million, $20 million and $19 million, respectively.

9.   Reinsurance

     In the normal course of business, the Company limits its exposure to life insurance death benefits on any single insured by ceding insurance coverage to reinsurers under excess and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life and $35 million maximum of coverage per joint life. The Company also has an excess reinsurance contract for certain disability income policies issued prior to 1999 with retention limits varying based upon coverage type.

     Amounts shown in the consolidated financial statements are reported net of reinsurance. Reserves for policy benefits at December 31, 2002 and 2001 were net of ceded reserves of $877 million and $757 million, respectively. The effect of reinsurance on premium revenue and benefits expense for the years ended December 31, 2002, 2001 and 2000 was as follows:

                              For the year ended December 31,
                              -------------------------------
                                  2002      2001      2000
                                -------   -------   -------
                                       (in millions)

     Direct premium revenue     $10,706   $ 9,995   $ 9,460
     Premiums ceded                (598)     (548)     (494)
                                -------   -------   -------
        Net premium revenue     $10,108   $ 9,447   $ 8,966
                                =======   =======   =======

     Direct benefit expense      10,749    10,109    10,140
     Benefits ceded                (419)     (432)     (315)
                                -------   -------   -------
        Net benefit expense     $10,330   $ 9,677   $ 9,825
                                =======   =======   =======

     In addition, the Company received $172 million, $161 million and $146 million for the years ended December 31, 2002, 2001 and 2000, respectively, from reinsurers as allowances for reimbursement of commissions and other expenses on ceded business. These amounts are included in other income in the consolidated statement of operations.

     Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     attempts to minimize this risk by diversifying its reinsurance coverage among a number of reinsurers that meet its standards for strong financial condition. There were no reinsurance recoverables at December 31, 2002 and 2001, which were considered by management to be uncollectible.

10.  Income Taxes

     The Company files a consolidated federal income tax return including the following entities:

     Northwestern Mutual Investment Services, LLC      Baird Holding Company
     Northwestern International Holdings, Inc.         Frank Russell Company
     NML Real Estate Holdings, LLC and subsidiaries    Bradford, Inc.
     NML Securities Holdings, LLC and subsidiaries     Network Planning Advisors, LLC
     Northwestern Investment Management Company, LLC   Mason Street Advisors, LLC
     Northwestern Securities Holdings, LLC             NML - CBO, LLC
     Northwestern Mutual Trust Company                 JYD, LLC

     The Company collects from or refunds to these subsidiaries their share of consolidated income taxes determined under written tax-sharing agreements. Federal income tax returns for years through 1999 are closed as to further assessment of tax. The liability for income taxes payable in the financial statements includes a provision for any additional taxes that may become due with respect to the open tax years.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     Beginning January 1, 2001 the Company accounts for deferred tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. Prior to 2001, no deferred tax balances were reported. The components of the net admitted deferred tax asset at December 31, 2002 and 2001 were as follows:

                                               December 31,
                                             ---------------
                                              2002     2001    Change
                                             ------   ------   ------
                                                  (in millions)
     Deferred tax assets:
        Policy acquisition costs             $  673   $  626    $ 47
        Investment asset                        664      360     304
        Policy benefit liabilities            1,769    1,728      41
        Benefit plan obligations                223      202      21
        Guaranty fund assessment                 14       14      --
        Nonadmitted assets                       67       54      13
        Other                                    61       69      (8)
                                             ------   ------    ----
           Gross deferred tax assets         $3,471   $3,053    $418
     Deferred tax liabilities:
        Premium and other receivables        $  425   $  416    $  9
        Investment asset                      1,156    1,034     122
        Other                                     3        1       2
                                             ------   ------    ----
           Gross deferred tax liabilities    $1,584   $1,451    $133
                                             ------   ------    ----
           Net admitted deferred tax asset   $1,887   $1,602    $285
                                             ======   ======    ====

     Statutory accounting principles limit the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus. At December 31, 2002 and 2001, the Company's gross deferred tax assets did not exceeded this limitation.

     Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     The major components of current income tax expense (benefit) were as follows:

                                              December 31,
                                              ------------
                                               2002   2001
                                              -----   ----
                                              (in millions)
     Current year income tax                  $  26   $170
     Tax credits                                (15)   (11)
     Equity tax (credit)                       (453)    14
                                              -----   ----
        Total current tax expense (benefit)   $(442)  $173
                                              =====   ====

     The Company's taxable income can vary significantly from gain from operations before taxes due to differences in revenue recognition and expense deduction between book and tax.

     The Company is subject to an "equity tax" that is assessed only on mutual life insurance companies. At December 31, 2001, the liability for income taxes payable included $453 million related to the Company's estimated liability for equity tax, primarily with respect to the 2001 tax year. In March 2002, Congress passed legislation that suspended assessments of equity tax for tax years 2001 through 2003. As a result, this liability was released as a credit to current tax expense during 2002.

     The Company's effective tax rates were 299% and 21% for the years ended December 31, 2002 and 2001. The effective rate is not the statutory rate applied to the Company's taxable income or loss by the Internal Revenue Service. It is a financial statement relationship that represents the relationship between the sum of total taxes, including those that affect net income and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized gains or losses. These financial statement effective rates were different than the applicable federal tax rate of 35% due primarily to differences between book and tax recognition of net investment income and realized capital gains and losses, prior year adjustments and the impact the of equity tax in 2002.

     The effective tax rate for the year ended December 31, 2000 was 16%, based only on tax expense attributed to net gain from operations and its relationship to gain from operations before taxes. The effective rate was less than the applicable federal rate of 35% due primarily to differences between book and tax recognition of investment income and realized capital gains and losses and prior year adjustments.

     Income taxes incurred in the current and prior years of $1.7 billion are available at December 31, 2002 for recoupment in the event of future net losses.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

11.  Frank Russell Company Acquisition and Goodwill

     The Company acquired Frank Russell Company ("Russell") effective January 1, 1999 for a purchase price of approximately $955 million plus contingent consideration. Russell, a global leader in multi-manger investment services, provides investment products and services in more than 35 countries. This investment is accounted for using the equity method, adjusted for the charge-off of acquisition goodwill, and is included in common stocks in the consolidated statement of financial position. Since the date of acquisition, the Company charged-off directly from surplus approximately $882 million, representing the goodwill associated with the acquisition. The Company has received permission from the OCI for this statutory accounting treatment, which is different than the NAIC "Accounting Practices and Procedures Manual".

     The Company has unconditionally guaranteed certain debt obligations of Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

12.  Contingencies

     The Company has also guaranteed certain obligations of other affiliates. These guarantees totaled approximately $112 million at December 31, 2002 and are generally supported by the underlying net asset values of the affiliates. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $2.2 billion at December 31, 2002 and were extended at market interest rates and terms.

     The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, losses that may result from such actions would not have a material effect on the Company's financial position at December 31, 2002.

13.  Related Party Transactions

     During 2001 and 2000, the Company transferred appreciated equity investments to wholly-owned subsidiaries as a capital contribution to the subsidiaries. Realized capital gains of $244 million and $220 million for 2001 and 2000, respectively, were reported based on the fair value of the assets at transfer.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

14.  Fair Value of Financial Instruments

     The fair value of investment assets, including derivatives, and certain policy liabilities at December 31, 2002 and 2001 were as follows:

                                              December 31, 2002     December 31, 2000
                                             -------------------   -------------------
                                             Statement     Fair    Statement     Fair
                                               Value      Value      Value      Value
                                             ---------   -------   ---------   -------
                                                           (in millions)
     Assets:
        Bonds                                 $50,597    $53,311    $44,306    $45,200
        Common and preferred stocks             4,902      6,373      5,369      7,072
        Mortgage loans                         15,692     17,485     15,164      5,875
        Real estate                             1,503      2,181      1,671      2,406
        Policy loans                            9,292      9,628      9,028      9,375
        Other investments                       4,242      4,802      4,817      5,244
        Cash and short-term investments         1,814      1,814      2,018      2,018

     Liabilities:
        Investment-type insurance reserves    $ 3,737    $ 3,562    $ 3,417    $ 3,191

     Fair value of bonds, common and preferred stocks and derivative financial instruments are based upon quoted market prices, when available. For those not actively traded, fair values are estimated using independent pricing services or internally developed pricing models. The fair value of mortgage loans is estimated by discounting estimated future cash flows using market interest rates for debt with comparable credit risk and maturities. Real estate fair value is determined by discounting estimated future cash flows using market interest rates. Policy loan fair value is estimated based on discounted projected cash flows using market interest rates and assumptions regarding future loan repayments based on Company experience. Other investments primarily represent joint ventures and partnerships, for which the equity method approximates fair value.

     The fair value of investment-type insurance reserves is estimated by discounting estimated future cash flows at market interest rates for similar instruments with comparable maturities.

                                                      PricewaterhouseCoopers LLP
                                                       100 East Wisconsin Avenue
                                                                      Suite 1500
                                                             Milwaukee, WI 53202
                                                        Telephone (414) 212 1600

Report of Independent Accountants

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary ("the Company") as of December 31, 2002 and 2001, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with accounting principles generally accepted in the United States. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2002 and 2001, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2002 because of the effects of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America referred to in the preceding paragraph, and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2002 and 2001 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, on the basis of accounting described in Note 1.

As discussed in Note 1 to the financial statements, the Company adopted the accounting policies in the revised National Association of Insurance Commissioners "Accounting Practices and Procedures Manual" - Effective January 1, 2001, as required by the Office of the Commissioner of Insurance of the State of Wisconsin. The effect of adoption is recorded as an adjustment to surplus as of January 1, 2001.

PRICEWATERHOUSECOOPERS LLP
January 21, 2003

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

DISTRIBUTION OF THE CONTRACTS................................................B-2

DETERMINATION OF ANNUITY PAYMENTS............................................B-2
      Amount of Annuity Payments.............................................B-2
      Annuity Unit Value.....................................................B-3
      Illustrations of Variable Annuity Payments.............................B-3

VALUATION OF ASSETS OF THE ACCOUNT...........................................B-4

TRANSFERABILITY RESTRICTIONS.................................................B-4

PERFORMANCE DATA.............................................................B-4

EXPERTS......................................................................B-8

FINANCIAL STATEMENTS OF THE ACCOUNT..........................................B-9
(as of December 31, 2002 and for each of the two years in the period ended December 31, 2002)

   Report of Independent Accountants........................................B-21
   (as of December 31, 2002 and for each of the two years in the period ended December 31, 2002)

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL.................................B-22
(as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002)

   Report of Independent Accountants........................................B-50
   (as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002)